ACCESSOR FUNDS, INC.
                              Accessor Growth Fund
                               Accessor Value Fund
                         Accessor Small to Mid Cap Fund
                           Accessor International Fund
                          Accessor High Yield Bond Fund
                     Accessor Intermediate Fixed-Income Fund
                  Accessor Short-Intermediate Fixed-Income Fund
                        Accessor Mortgage Securities Fund
                    (each a "Fund" and together the "Funds")

March 1, 2005


Dear Shareholder:

The enclosed information statement details a recent amendment to the Money Manager agreements for each of the Funds listed above. As a shareholder of one or more of the Funds listed above you are receiving the following information statement regarding your Fund. Effective January 1, 2005, Accessor Funds' Board of Directors approved changing the investment management fee structure paid to the Funds' Money Managers, essentially moving away from an incentive-based fee (or "Performance Fee") to a flat-fee structure.

As a matter of regulatory compliance, we send you this information statement which describes the management structure of Accessor Funds, the Money Manager, as well as the terms of the revised Money Manager Agreements which your Board of Directors has approved.

Please feel free to call us at (800) 759-3504 should you have any questions on the enclosed information statement. We thank you for your continued interest in Accessor Funds, Inc.

                              ACCESSOR FUNDS, INC.
                              Accessor Growth Fund
                               Accessor Value Fund
                         Accessor Small to Mid Cap Fund
                           Accessor International Fund
                          Accessor High Yield Bond Fund
                     Accessor Intermediate Fixed-Income Fund
                  Accessor Short-Intermediate Fixed-Income Fund
                        Accessor Mortgage Securities Fund
                    (each a "Fund" and together the "Funds")

                          1420 Fifth Avenue, Suite 3600
                                Seattle, WA 98101
                                  March 1, 2005
                               --------------------

                              INFORMATION STATEMENT
                               --------------------

         This information statement is being provided to the shareholders of the Funds listed above, each a separate portfolio of the Accessor Funds, Inc. (the "Accessor Funds"). This information statement is in lieu of a proxy statement, pursuant to the terms of an exemptive order Accessor Funds has received from the Securities and Exchange Commission (the "SEC"). The exemptive order permits Accessor Funds' manager, Accessor Capital Management LP ("Accessor Capital") to hire new investment management organizations (the "Money Managers") and make changes to existing Money Manager Agreements (as defined herein) with the approval of the Board of Directors of the Accessor Funds (the "Board of Directors"), without obtaining shareholder approval. This Information Statement describes a change to the existing Money Manager Agreements that resulted from a change in the fee structure paid to each Fund's Money Manager.

         This Information Statement will be mailed on or about March 1, 2005.

WE ARE NOT ASKING FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Accessor Funds

         Each of the Funds is a separate investment portfolio of Accessor Funds. Accessor Funds entered into an investment management agreement with Accessor Capital, dated December 23, 1991, revised to provide for payment to Accessor Capital by Accessor Funds a management fee effective June 19, 1992 (the "Management Agreement"). Pursuant to the Management Agreement with Accessor Funds, Accessor Capital provides the following services to each Fund: (i) provides or oversees the provision of all general management, investment advisory and Fund management services for Accessor Funds, including the transfer agent, custodian, fund accounting and shareholder recordkeeping services for Accessor Funds; (ii) provides Accessor Funds with office space, equipment and personnel necessary to operate and administer Accessor Funds' business; (iii) develops the investment programs, selects Money Managers, allocates assets among Money Managers, and monitors the Money Managers' investment programs and results; and (iv) invests the Funds' liquidity reserves and all or any portion of the Funds' other assets. For providing these services, each Fund pays Accessor Capital a fee equal on an annual basis to a percentage of the Fund's average daily net assets.

Each Fund pays to Accessor Capital an annual investment management fee computed monthly based on the annualized rates calculated on the average daily net assets during the month of each Fund as set forth below. Total fees paid by the Funds for the fiscal year ended December 31, 2004 are also shown below.

Fund                          Annual Management Fee      Total Fees at 12/31/04
-------------------------------------------------------------------------------

Growth                                0.45%                  $198,104
Value                                 0.45                    $96,793
Small to Mid Cap                      0.60                   $513,386
International Equity                  0.55                   $230,518
High Yield Bond                       0.36                    $87,372
Intermediate Fixed-Income             0.33                   $101,037
Short-Intermediate Fixed Income       0.33                    $37,628
Mortgage Securities                   0.36                   $253,404


Each Fund also pays the compensation of its Money Managers.

INFORMATION ABOUT THE FUNDS' SERVICE PROVIDERS. Investment Adviser: Accessor Capital Management LP, 1420 Fifth Avenue, Suite 3600, Seattle, WA 98101.
Distributor: ALPS Distributors, Inc., 1625 Broadway, Suite 2200, Denver, CO, 80202; Fund Accounting Agent: ALPS Mutual Funds Services, 1625 Broadway, Suite 2200, Denver, CO, 80202. Information regarding the names and address of the Funds' Money Managers is set forth below under the section "Information about the Money Managers."

THE PRIOR MONEY MANAGER AGREEMENTS

The structure for the performance fees was developed while Accessor Funds was in its original registration with the SEC in 1991-1992. Accessor Funds and Accessor Capital entered into an agreement with each of the Funds' Money Managers that became effective on the dates as set forth below (each a "Prior Money Manager Agreement"). Accessor Funds obtained an exemptive order from the SEC that allows Accessor Funds to change a Fund's Money Manager Agreement without shareholder approval, so long as, among other things, the Board of Directors approves the Money Manager change and new agreement. Prior to obtaining the exemptive order, all changes to Money Manager Agreements and the calculations of the fees were approved by shareholders. In the table below, where a Fund has changed Money Managers in accordance with this exemptive order, no shareholder approval of the agreement was required and the original shareholder approval date for the previous agreement is shown. Each Money Manager makes investment decisions for the assets of the Fund they are responsible for and as allocated to it by Accessor Capital, and continuously reviews, supervises, and administers their Fund's investment program with respect to these assets. Each Money Manager is independent of Accessor Capital and discharges its responsibilities subject to Accessor Capital's and the Board of Directors' supervision and in a manner consistent with each Fund's investment objective, policies and limitations. The Money Managers do not provide any services except investment management to their respective Funds.

Fund                Name of Money Manager                       Agreement Dated       Last              Shareholder
----                ---------------------                       ---------------       Renewal           Approval Date
                                                                                      --------          --------------

Growth              Enhanced Investment Technologies            March 1, 2004         New contract         Sept. 1, 1993
Value               Wellington Management Company, LLP          January 10, 2001      November   14,       August 15, 1995
                                                                                      2003
Small to Mid Cap    SsgA Funds Management, Inc.                 June 1, 2001          May 21, 2004         April 30, 1998
International       J.P. Morgan Fleming Asset Management        January 10, 2002      November   14,       Sept. 30, 1994
Equity              (London), Ltd                                                     2003
High Yield Bond     Financial Management Advisors, LLC          April 30, 2002        February   12,       May 1, 2000
                                                                                      2004
Intermediate        Cypress Asset Management                    Sept. 21, 1998        February   12,       Sept. 1, 1993
Fixed-Income                                                                          2004


Fund                Name of Money Manager                       Agreement Dated       Last              Shareholder
----                ---------------------                       ---------------       Renewal           Approval Date
                                                                                      --------          --------------
Short-Intermediate  Cypress Asset Management                    Sept. 21, 1998        February 12,         Sept. 1, 1993
Fixed Income                                                                          2004
Mortgage            BlackRock Financial Management              February 28, 1995     February   12,       Jan. 27, 1995
Securities                                                                            2004

         Following the initial two-year period after the approval of each Money Manager Agreement, the Board of Directors reviews annually the Money Manager Agreement, and can renew the Money Manager Agreement for the forthcoming year. For the fiscal year ended December 31, 2004, each Fund had paid or accrued for each Money Manager the amount as set forth in the table below, pursuant to the terms of the Money Manager Agreement.

      FUND                                         AMOUNT PAID IN 2004
      ----                                         -------------------

      Growth                                       $198,104.47
      Value                                        $96,792.78
      Small to Mid Cap                             $513,385.51
      International Equity                         $230,518.29
      High Yield Bond                              $87,371.62
      Intermediate Fixed-Income                    $101,036.60
      Short-Intermediate Fixed Income              $37,627.93
      Mortgage Securities                          $253,403.76

PERFORMANCE FEES. The Prior Money Manager Agreements called for each Money Manager to be paid based on an incentive fee or "Performance Fee" basis. Under the Money Manager Agreements effective until April 1, 2004, each Fund paid its respective Money Manager a fixed fee, calculated and paid quarterly in arrears. The fixed fee was paid until the end of the first five complete calendar quarters of management by its Money Manager at an annual rate applied to the average daily net assets of the Fund.

         Commencing with the sixth calendar quarter of management for each Fund (other than the Growth Fund and the Small to Mid Cap Fund), the Money Manager fee consisted of two components, the Basic Fee and the Performance Fee. The Money Manager of the Growth Fund and the Money Manager of the Small to Mid Cap Fund received only a Performance Fee. The annual fee rate was applied to the net assets during the current quarter to produce a fee paid quarterly in arrears. The Performance Fee component was adjusted each quarter based on the annualized investment performance of each Money Manager relative to the annualized investment performance of a Fund's benchmark index (through the second calendar quarter end prior to the quarter for which the fee was being paid). The period of measurement was the smaller of all complete calendar quarters of management or 12 quarters; both of which did not include the most recent calendar quarter. The Money Manager's investment performance was measured by comparing changes in the Fund's net asset value during the period being measured, adjusted for dividends and capital gains distributions during the period. The Money Manager's investment performance was also adjusted to eliminate the effect of Fund expenses, which were not controlled by the Money Manager, which had the effect of increasing the Money Manager's performance as compared to the index.

         Beginning on April 1, 2004, each Fund paid its respective Money Manager a fixed fee, calculated and paid quarterly in arrears. The fixed fee was paid until the end of the first four complete calendar quarters of management by its Money Manager at an annual rate applied to the average daily net assets of the Fund.

         Commencing with the fifth calendar quarter of management for each Fund (other than the Growth Fund and the Small to Mid Cap Fund), the Money Manager fee consisted of two components, the Basic Fee and the Performance Fee. The Money Manager of the Growth Fund and the Money Manager of the Small to Mid Cap Fund received only a Performance Fee. The annual fee rate was applied to the average net assets over the measurement period and paid one quarter later in arrears. The Performance Fee component was adjusted each quarter based on the annualized investment performance of each Money Manager relative to the annualized investment performance of a Fund's benchmark index (through the second calendar quarter end prior to the quarter for which the fee was being paid). The period of measurement was the smaller of all complete calendar quarters of management or 12 quarters; both of which included the most recent calendar quarter. The Money Manager's investment performance was measured by comparing changes in the Fund's net asset value during the period being measured, adjusted for dividends and capital gains distributions during the period. The Money Manager's investment performance was also adjusted to eliminate the effect of Fund expenses, which were not controlled by the Money Manager, which had the effect of increasing the Money Manager's performance as compared to the index.

The schedule of performance fees for each Fund was:

                                           AVERAGE ANNUALIZED
                                           PERFORMANCE
                                           DIFFERENTIAL VS.                         ANNUALIZED
FUND                       BASIC FEE       THE APPLICABLE INDEX                     PERFORMANCE FEE

Growth                     0.0%            > or = 3.50%                                   0.47%
                                           > or = 2.50% and < 3.50%                       0.35%
                                           > or = 1.50% and < 2.50                        0.25%
                                           > or = 0.50% and < 1.50%                       0.15%
                                           > or = -1.00% and < 0.50%                      0.10%
                                           < -1.00%                                       0.00%


Value                      0.10%           > or = 2.00%                                   0.22%
                                           > or = 1.00% and <2.00%                        0.20%
                                           > or = 0.50% and <1.00%                        0.15%
                                           > or = 0.00% and <0.50%                        0.10%
                                           > or = -0.50% and <0.00%                       0.05%
                                           < -0.50%                                       0.00%

Small to Mid Cap           0.0%            > or = 3.00%                                   0.42%
                                           > or = 2.00% and <3.00%                        0.35%
                                           > or = 1.00% and <2.00%                        0.30%
                                           > or = 0.50% and <1.00%                        0.25%
                                           > or = 0.00% and <0.50%                        0.20%
                                           > or = -0.50% and <0.00%                       0.15%
                                           > or = -1.00% and <-0.50%                      0.10%
                                           > or = -1.50% and <-1.00%                      0.05%
                                           <-1.50%                                        0.00%

International Equity       0.20%(1)        > or = 4.00%                                   0.40%
                                           > or = 2.00% and <4.00%                        0.30%
                                           > or = 0.00% and <2.00%                        0.20%
                                           > or = -2.00% and <0.00%                       0.10%
                                           <-2.00%                                        0.00%

High Yield Bond            0.07%           >2.00%                                          0.22%
                                           >1.50% and  < or =  2.00%                       0.20%
                                           >1.00% and  < or =  1.50%                       0.16%
                                           >0.50% and  < or =  1.00%                       0.12%
                                           >-0.50% and < or =  0.50%                       0.08%
                                           >-1.00% and < or = -0.50%                       0.04%
                                           < or = -1.00%                                   0.00%

Intermediate Fixed-        0.05%           >0.70%                                          0.15%
Income and Short-                          >0.50% and < or = 0.70%                         0.05% plus 1/2 (P-0.50%)(2)
Intermediate Fixed-                        > or = 0.35% and < or = 0.50%                   0.05%
Income                                     <0.35%                                          0.00%

                                           AVERAGE ANNUALIZED
                                           PERFORMANCE
                                           DIFFERENTIAL VS.                         ANNUALIZED
FUND                       BASIC FEE       THE APPLICABLE INDEX                     PERFORMANCE FEE
Mortgage Securities        0.07%           > or = 2.00%                                   0.18%
                                           > or = 0.50% and <2.00%                        0.16%
                                           > or = 0.25% and <0.50%                        0.12%
                                           > or = -0.25% and <0.25%                       0.08%
                                           > or = -0.50% and <-0.25%                      0.04%
                                           <-0.50%                                        0.00%


--------------------------

(1) The basic fee is equal to an annual rate of 0.20% of the International Equity Fund's average daily net assets up to a maximum of $400,000 annualized.
(2) P=Performance. Example: If Cypress outperforms the benchmark index by 0.60%, the fee would be calculated as [0.05% basic fee + 0.05% Performance Fee + {0.60%-0.50%/2}]=0.15%.

Generally, a Performance Fee works to adjust the Performance Fee amount up or down depending on the Fund's performance relative to its benchmark. Thus, when a Money Manager out performs a Fund's benchmark index, the Performance Fee rate would be adjusted upwards at a set rate (as set forth in the Money Manager Agreement), and when the Money Manager underperformed relative to its benchmark, the Performance Fee would be adjusted down. Therefore, the quarterly effective total fee rate paid to the Money Manager based upon these performance adjustments would also fluctuate in direct relation to the change in the performance fee component. Set forth below is the effective total fee rate paid to the Money Managers for each quarter during fiscal year ending December 31, 2004. Such total fee rate takes into account the base fee (when applicable) and the impact of the Performance Fee adjustment for each quarter.


FUND                                 Money Manager                 QUARTER             Effective
                                                                                       TOTAL FEE/*/
----                                 -------------                 -------             --------------------
                                                                                       (%)
Growth                               Chicago Equity Partners       Jan/Feb             0.10
------
                                     INTECH                        March               0.20
                                                                   Second              0.20
                                                                   Third               0.20
                                                                   Fourth              0.20

Value                                Wellington Management         First               0.10
-----
                                                                   Second              0.12
                                                                   Third               0.11
                                                                   Fourth              0.10

Small to Mid Cap                     SSgA                          First               0.35
----------------
                                                                   Second              0.34
                                                                   Third               0.35
                                                                   Fourth              0.31

International Equity                 JPMorgan                      First               0.40
--------------------
                                                                   Second              0.26
                                                                   Third               0.27
                                                                   Fourth              0.25

_________________
* Effective Fee Rates for Fiscal Year Ended 12/31/04. For the first quarter, ended March 31, 2004, the Basic Fees, Fund Management Fees and Performance Fees rates shown were applied to the average daily net assets of the Funds during the quarter. The Performance Fee rate for the first quarter was based on performance for the Funds through September 30, 2003. For the second quarter, ended June 30, 2004, and subsequent quarters, the Performance Fee rate was calculated based on performance of the Funds through March 31, 2004 and subsequent quarter ends, respectively, and those Performance Fees rates were added to the Basic Fee rates to produce Total Fee rate. That Total Fee rate was applied to the average daily net assets during the entire period for which the performance differential is being calculated to create a fee amount for the second and subsequent quarters. The Total Fee amount expressed as a percentage of the assets for the year ended December 31, 2004, is shown.


FUND                                 Money Manager                 QUARTER             Effective
                                                                                       TOTAL FEE/*/
----                                 -------------                 -------             --------------------
High Yield Bond                      FMA                           First               0.23
---------------
                                                                   Second              0.12
                                                                   Third               0.14
                                                                   Fourth              0.14

Intermediate Fixed-Income            Cypress                       First               0.20
-------------------------
                                                                   Second              0.25
                                                                   Third               0.21
                                                                   Fourth              0.20

Short-Intermediate Fixed-Income      Cypress                       First               0.05
-------------------------------
                                                                   Second              0.03
                                                                   Third               0.05
                                                                   Fourth              0.05

Mortgage Securities                  BlackRock                     First               0.19
-------------------
                                                                   Second              0.14
                                                                   Third               0.14
                                                                   Fourth              0.14


The New Money Manager Agreements

         At a meeting of the Board of Directors of Accessor Funds, Inc. held on December 27, 2004, the Board of Directors voted to amend each Fund's Money Manager Agreement to change the investment advisory fee received by the Money Manager (the "Money Manager Fee") from the performance based fee structure (as described above under "The Prior Money Manager Agreements") to a flat-fee structure. This new fee structure eliminates any Performance Fee and pays each Money Manager a flat fee based only on a percentage of the Fund's assets. The Money Manager Fee will no longer be adjusted in relation to a Fund's performance relative to its benchmark. This new fee structure may result in higher overall Money Manager Fees to be paid by the Funds and may increase the total costs to investors of investing in the Funds.

         The first chart below sets forth the new flat-fee arrangement schedule. The second chart compares the actual fees paid to the Money Managers for the fiscal year ended December 31, 2004 to a hypothetical example of the amount of fees that would have been paid in 2004 had the new flat-fee structure been in place, and also shows the percentage difference between the actual and hypothetical values.

FUND                                           ANNUALIZED ASSET BASED FEE
----                                           --------------------------

Growth                                         0.45%

Value                                          0.25% (0.15% waived during 2005)

Small to Mid Cap                               0.35%

International Equity                           0.50% of the first $50 million
                                               0.45% of the next $100 million
                                               0.40% above $150 million

High Yield Bond                                0.25%

Intermediate Fixed-Income                      0.10%

Short-Intermediate Fixed-Income                0.10%

Mortgage Securities                            0.25% of the first $100 million
                                               0.20% of the next $100 million
                                               0.15% above $200 million



Fund                                  Actual  Fees  Paid in   Hypothetical Fees Paid in 2004       Percent Difference
----                                  ----------------------  -------------------------------      ------------------
                                      2004                    under Flat-Fee Structure
                                      ----                    ------------------------

Growth                                        $198,104                       $484,036                    144%
Value                                          $96,793                        $90,633                     -6%
Small to Mid Cap                              $513,386                       $530,930                      3%
International Equity                          $230,518                       $381,415                     65%
High Yield Bond                                $87,372                       $136,566                     56%
Intermediate Fixed-Income                     $101,037                        $47,351                    -53%
Short-Intermediate Fixed-Income                $37,628                        $86,648                    130%
Mortgage Securities                           $253,404                       $379,176                     50%


         The New Money Manager Agreements do not differ in any material terms other than the new fee structure as set forth above from the Prior Money Manager Agreements. Each New Money Manager Agreement is still subject to the same termination provisions and rights, obligations and duties as set forth under the Prior Money Manager Agreements. Your Board of Directors, including the non-interested directors (defined below) have approved each of the New Money Manager Agreements. Important information on the Board's approval of the New Money Managers Agreements is set forth below.

REASONS FOR THE CHANGE IN THE MONEY MANAGER FEE

         Accessor Capital proposed the change to the Money Manager Agreement to the Funds' Board of Directors due to the uncertainty involving the Funds' continued use of performance fees and as a result of the Ft. Worth District Office of the Securities and Exchange Commission's (SEC) current investigation (described below) into the methodology used by the Funds to calculate the Performance Fee under the Prior Money Manager Agreements. The staff of the Fort Worth District Office has informed the Funds and Accessor Capital that such calculations were in violation of the Investment Adviser Act of 1940, as amended and Rules thereunder which govern Performance Fees. Additionally, the lack of clarity in the Rules and SEC guidance concerning the use of fixed-income fund benchmarks for purposes of computing performance fees further impressed upon Accessor Capital, the undesirability of continuing the use of Performance Fees.

         Thus, Accessor Capital determined that continuing the use of Performance Fees for the fixed income funds would not be desirable given this regulatory uncertainty. Accessor Capital was also concerned that given the strict construction of the Rules the SEC staff was using to evaluate the calculation methodology of Performance Fees, whether it would be able to develop a Performance Fee structure that would meet in all instances the requirements of the Rule, provide adequate compensation to continue to attract quality Money Managers, and produce fees (both in terms of fee rates and dollars paid) that were reasonable for shareholders. Accordingly, Accessor Capital determined that it was in the best interests of the Funds to eliminate the performance fee and adopt a flat-fee structure. After careful consideration the Board of Directors concluded that Accessor Capital's concerns were justified and at this time, a fixed fee structure best served the interest of shareholders.

INFORMATION RELATING TO THE SEC'S INVESTIGATION OF PERFORMANCE FEES

         In May 2004, the Accessor Funds received a document and information request from the staff of the Ft. Worth District Office of the SEC in connection with a sweep examination relating to performance fees charged by investment advisers. The Funds voluntarily responded to the staff's request in June 2004, and subsequently provided additional follow-up information that the staff requested. The staff has informed the Funds and Accessor Capital Management ("ACM") that the staff believes that performance and base fees for the Funds have been calculated in violation of certain requirements of Section 205 and Rules 205-1 and 205-2 of the Investment Advisers Act, particularly in so far as:
(1) until April 1, 2004 the performance adjustment was based on average assets during the current quarter rather than the entire period over which performance was being measured; (2) until April 1, 2004 the performance fee was not calculated and paid until the second quarter following the end of the period during which performance was being measured; and (3) the Money Manager's performance was adjusted to eliminate the effect of most of a Fund's expenses. As a result, the staff has concluded that since 1992 eight Accessor Funds have, in the aggregate, paid the Funds' Money Managers higher advisory fees than permitted by the Section and Rules. The staff has informed the Funds and Accessor Capital that it intends to recommend that the SEC institute an action against Accessor Capital (but not the Funds) based on these overcharges and related disclosures. The staff has also informed the Funds and Accessor Capital that it intends to seek to recover the overcharges from the Money Managers that received the fees. The Funds and Accessor Capital have cooperated with the staff's inquiry, and continue to discuss resolution of these matters with the staff. At this time it is not known whether an action will be instituted by the SEC, what the final outcome of these discussions may be and what, if any, impact to the Funds and/or their shareholders there will be if the SEC proceeds with its attempts to recoup the alleged overcharges from the Funds' Money Managers. However, the staff has not indicated that the Funds would be liable for any amount in connection with this matter.

BOARD OF DIRECTORS' REVIEW AND APPROVAL OF THE NEW MONEY MANAGER AGREEMENT

         The Board of Directors of Accessor Funds consists of:

------------------------------------ -------------------------------------- -------------------------------------------
Name                                 Position                               Address
==================================== ====================================== ===========================================
George G. Cobean, III                Director                               1607 South 341st Place
                                                                            Federal Way, WA  98003-3211
------------------------------------ -------------------------------------- -------------------------------------------
------------------------------------ -------------------------------------- -------------------------------------------
Geoffrey C. Cross                    Director                               252 Broadway
                                                                            Tacoma, WA  98402
------------------------------------ -------------------------------------- -------------------------------------------
------------------------------------ -------------------------------------- -------------------------------------------
J. Anthony Whatley III*              Director, President and Principal      1420 Fifth Avenue, Suite 3130
                                     Executive Officer                      Seattle, WA  98101
------------------------------------ -------------------------------------- -------------------------------------------
*interested person

         During the previous 12 months, the Board of Directors had approved in the first instance or in a renewal process each of the Money Manager Agreements. In approving the Money Manager Agreements at in-person meetings, the Board of Directors considered a number of factors, including but not be limited to, (1) the nature, extent and quality of the services to be provided by the Money Manager; (2) the investment performance of the Fund and its Money Manager; (3) the costs of the services to be provided and profits to be realized by the Money Manager and its affiliates from the relationship with the Fund; (4) any economies of scale that would be realized as the Fund grows; and (5) whether fee levels reflect these economies of scale for the benefit of Fund investors. The Board upon initial consideration or renewal of a Money Manager Agreement considers comparisons of the services to be rendered and the amounts to be paid under the agreement with those under other investment advisory contracts. The

Board also considered that the terms of the amended Money Manager Agreements were identical to the terms of the prior agreement, except for the change in the fee structure and the nature and quality of services would remain the same.

         In approving the amendment to the Money Manager Agreements at an in-person meeting held on December 27, 2004, the Board of Directors noted that the change in the agreement from the previously approved agreements impacted only the fee structure and no other terms of the agreements. In considering the fee structure change, the Board of Directors considered Accessor Capital's recommendation for the change. The Board was provided with information relating to the current performance of the Money Managers and comparisons of the fees to be paid under the Prior Money Manager Agreements and New Money Manager Agreements with those of similar investment advisors of similar funds with information provided by Lipper. The Lipper data included information that compared each Fund against a universe of similar funds and reviewed both the management fees and the money manager fees paid against those of the universe. In addition, the Board reviewed the total expense ratios of each Fund and the expense ratios of the Lipper universe. The Board had the opportunity to review and ask questions regarding these materials. The Board of Directors noted that Accessor Capital was recommending the change in the fee structure because of the on-going regulatory uncertainty involving Performance Fees as a result of the current investigation by the SEC into the calculation methodology used by the Funds. A more detailed description of the SEC's investigation is set forth above under the heading "SEC Investigation."

         Representatives of Accessor Capital detailed to the Board the on-going SEC matter and their belief that as a result of this SEC investigation a flat fixed-fee investment advisory fee would eliminate all of the SEC stated concerns regarding performance fees and the Funds would not be subject to the continued regulatory uncertainties involved with the use of performance fees. Accessor Capital stated to the Board that clarity in fee structure and regulatory compliance for each of the Funds would best be reached through the new flat-fee arrangement and that this clarity would be best for the Funds.

         The Board of Directors considered that the new fee structure may result in higher overall investment management fees to be paid by the Funds, then were paid under the Prior Money Manager Agreements. The Board also considered the totality of the new fees in relation to fees paid by other mutual funds. The Board concluded that while the fees to be paid under the New Money Manager Agreements may result in higher fees to the Funds, the fees were nonetheless reasonable. The Board further concluded that a change from the Performance Fee structure to a flat-fee structure would be in the best interest of the Funds and their shareholders given the current regulatory uncertainty involving performance fees and the on-going SEC matter.

INFORMATION ON THE MONEY MANAGERS

         Following is a description of each of the Money Manager that is based on information provided by that Money Manager. None of the Money Managers is affiliated with Accessor Capital.

Growth Fund--INTECH

Enhanced Investment Technologies LLC ("INTECH") is a Delaware limited liability company. INTECH is an indirect subsidiary of Janus Capital Group Inc., which owns 77.5% of INTECH. INTECH employees own the remaining 22.5%. INTECH expects to maintain a well diversified portfolio of stocks in the Growth Fund holding marketing representation in all major economic sectors. INTECH uses an investment decision making process that begins with a by screening the benchmark index for bankruptcy and liquidity concerns, applies a mathematical algorithm to the remaining universe and results in a portfolio of stocks and their target proportions. The Money Manager utilizes a team approach in managing their portfolios. As of December 31, 2004, INTECH managed discretionary assets of approximately $25.81 billion.

Accounts/Funds Managed
The following is information regarding number of funds/accounts managed by the portfolio manager team and total fund/account assets managed as of December 31, 2004.


------------------------------------- ----------------------------------- -----------------------------------
Number of Funds Managed               Total Fund Assets (if different     Total Fund Assets Managed by
                                      from total in column 2)             Portfolio Manager Total Fund
                                                                          Assets with Performance-Based
                                                                          Advisory Fee (if any)
------------------------------------- ----------------------------------- -----------------------------------
------------------------------------- ----------------------------------- -----------------------------------
13                                    $2,342,724,210                      N/A

------------------------------------- ----------------------------------- -----------------------------------

Value Fund - Wellington Management

WELLINGTON MANAGEMENT COMPANY, LLP ("Wellington Management"), a Massachusetts limited liability partnership and registered investment adviser is the Money Manager for the Value Fund. Wellington Management is one of America's oldest and largest independent investment management firms, tracing its origin to 1928. Wellington Management's exclusive focus is on the investment management of portfolios for corporate and public retirement plans, insurance entities, endowments, mutual funds, variable annuities, and investment partnerships around the world. Today, Wellington Management serves as investment adviser to more than 700 institutional clients and over 200 mutual fund portfolios covering a wide range of investment styles. Wellington Management's approach to managing the Value Fund combines both proprietary fundamental research and quantitative valuation analysis in a disciplined, structured framework. The Fund is constructed to maximize the expected outperformance relative to the S&P 500/BARRA Value Index based on the combined "rating" of Wellington Management's fundamental and quantitative analyses, while minimizing the tracking risk versus the benchmark. Over the long run, the Fund will be close to neutral relative to the benchmark in terms of investment style, industry and capitalization range. The portfolio construction process explicitly focuses on active stock selection decisions versus the benchmark so that tracking risk is managed and unintended exposures are minimized. Securities are sold when Wellington Management believes that the investment has achieved its intended purpose, when upside potential is considered limited, or when more attractive opportunities are available. Doris
T. Dwyer, Vice President, is responsible for the day-to-day management of the Value Fund. As of December 31, 2004, Wellington Management managed discretionary assets of approximately $469 billion.

Small to Mid Cap Fund - SSgA

         SSgA Funds Management, Inc., State Street Financial Center, One Lincoln Street, Boston, MA 02111. SSgA Funds Management, Inc. ("SSgA"), incorporated in the state of Massachusetts, is a recently created wholly owned subsidiary of State Street Corporation located at State Street Financial Center, One Lincoln Street, Boston, MA 02111 and is registered as an investment advisor with the Securities and Exchange Commission. SSgA is one of the State Street Global Advisors companies. State Street Global Advisors comprises all of the investment management activities of State Street Corporation and its affiliates. SSgA utilizes the services of employees who are also employees of State Street Global Advisors.

         SSgA uses a team approach in managing the Accessor Small to Mid Cap Fund. A team of investment professionals work together in a cohesive manner to develop and enhance the quantitative techniques that drive the investment process for the strategy employed for the Small to Mid Cap Fund. This approach requires portfolio managers to share a variety of responsibilities including investment strategy and analysis while retaining responsibility for day-to-day implementation. The team approach also enables portfolio managers to draw upon the resources of other groups within SSgA. Ric Thomas, CFA and senior portfolio manager, is primarily responsible for the day-to-day management and investment decisions for the Small to Mid Cap Fund. Mr. Thomas is a Principal of SSgA and a Portfolio Manager, a position he has held since joining State Street in 1998. Prior to joining State Street in 1998, he was a quantitative analyst on the portfolio construction team at Putnam Investments. Previously, Mr. Thomas was an assistant economist at the Federal Reserve Bank of Kansas City. Mr. Thomas has been working in the investment management field since 1990.

         As of December 31, 2004, SSgA manages approximately $98 billion in assets for registered investment companies. As of December 31, 2004, the State Street Global Advisors companies combined manage approximately $1.4 trillion in assets.

International Equity Fund--J.P. Morgan Fleming

J. P. MORGAN FLEMING ASSET MANAGEMENT (LONDON), LTD. ("JPMorgan Fleming") serves as the Money Manager for the International Equity Fund. JPMorgan Fleming is an indirect wholly owned subsidiary of J.P. Morgan Chase & Co ("JPMorgan Chase"), a bank holding company, and is registered as an investment adviser with the Securities and Exchange Commission. JPMorgan Fleming expects to maintain a well-diversified portfolio of stocks in the International Equity Fund, holding market representation in all major economic sectors. JPMorgan Fleming uses a disciplined, structured investment process to identify stocks that have a higher probability of outperforming peer companies. These stocks tend to have strong earnings value and trade at reasonable multiples as compared to their peers. Once the highest ranked stocks are identified, JPMorgan Fleming builds portfolios that resemble the benchmark in terms of major risk components like industry and sector weight and market capitalization. As of December 31, 2004, JPMorgan Fleming and its affiliates managed approximately $170 billion in assets.

High Yield Bond Fund--FMA

FINANCIAL MANAGEMENT ADVISERS, LLC. ("FMA"), a California corporation founded in 1985, is the Money Manager for High Yield Bond Fund. FMA is a registered investment adviser under the Investment Advisors Act and has filed the appropriate Notice with the State of California. FMA is owned 88% by Kenneth and Sandra Malamed and 12% owned by employees of FMA. FMA's high yield fixed income investment strategy seeks as its primary objective high current yield by investing primarily in lower-ranked, high-yield corporate debt securities, commonly referred to as "junk bonds". Because FMA views high-yield bonds as "stocks with a coupon", FMA's high yield investment analysis combines input from both the equity and fixed-income sectors. FMA looks at fundamental research prepared by its team of fixed income and equity analysts, spreadsheets on company specifics prepared by FMA and information from other available sources. FMA begins its investment process with a traditional top-down analysis, using a team approach. On a monthly basis, FMA determines what it believes to be the main drivers of the economy, and consequently, which sectors of the economy should be weighted more heavily in the Fund. FMA then compares the sector allocations of the Fund to the Lehman Brothers U.S. Corporate High Yield Index to determine whether the Fund is consistent with FMA's investment policy and what sectors should be targeted for new research. In addition, the Fund will be diversified across industries. In selecting individual issues, FMA emphasizes bottom-up fundamental analysis, including the examination of industry position, cash flow characteristics, asset protection, liquidity, management quality and covenants. FMA also considers the enterprise value compared with the total debt burden. Assets under management as of December 31, 2004 were approximately $1.6 billion.

Intermediate Fixed-Income Fund--Cypress

CYRESS ASSET MANAGEMENT ("Cypress"), a California corporation and registered investment advisor under the Investment Advisors Act and with the State of California, is the Money Manager of the Intermediate Fixed-Income Fund and Short-Intermediate Fixed-Income Fund. Cypress is owned by Mr. Xavier Urpi, President and Chief Executive Officer. The Money Manager's strategy for both the Intermediate Fixed-Income Fund and Short-Intermediate Fixed-Income Fund is to use sector rotation and to overweight the most attractive and highest yielding sectors of the Lehman Brothers Government/Credit Index and the Lehman Brothers Government/Credit 1-5 Years Index, respectively. Cypress' strength and focus is on analyzing each individual security to target undervalued opportunities. Specifically, Cypress looks to add incremental return over an index while controlling duration, convexity and yield curve risk. As of December 31, 2004, Cypress managed assets of approximately $529 million.

Short-Intermediate Fixed-Income Fund--Cypress

CYRESS ASSET MANAGEMENT ("Cypress"), a California corporation and registered investment advisor under the Investment Advisors Act and with the State of California, is the Money Manager of the Intermediate Fixed-Income Fund and Short-Intermediate Fixed-Income Fund. Cypress is owned by Mr. Xavier Urpi, President and Chief Executive Officer. The Money Manager's strategy for both the Intermediate Fixed-Income Fund and Short-Intermediate Fixed-Income Fund is to use sector rotation and to overweight the most attractive and highest yielding sectors of the Lehman Brothers Government/Credit Index and the Lehman Brothers Government/Credit 1-5 Years Index, respectively. Cypress' strength and focus is on analyzing each individual security to target undervalued opportunities. Specifically, Cypress looks to add incremental return over an index while controlling duration, convexity and yield curve risk. As of December 31, 2004, Cypress managed assets of approximately $529 million.

Mortgage Securities Fund--Blackrock

BLACKROCK FINANCIAL MANAGEMENT, INC. ("BlackRock") is the Money Manager of the Mortgage Securities Fund. BlackRock is an indirect, wholly-owned subsidiary of BlackRock, Inc., which trades on the New York Stock Exchange under the symbol BLK. Approximately 14% of BlackRock, Inc.'s stock is held by the public, while employees own 16% and a subsidiary of The PNC Financial Services Group, Inc. ("PNC") holds 70%. PNC, headquartered in Pittsburgh, in one of the nation's largest diversified financial services organizations providing regional banking, corporate banking, real estate finance, asset-based lending, wealth management, asset management and global fund services. BlackRock's investment strategy and decision-making process emphasize: (i) duration targeting, (ii) relative value sector and security selection, (iii) rigorous quantitative analysis to evaluate securities and portfolios, (iv) intense credit analysis and (v) judgment of experienced portfolio managers. Funds are managed in a narrow band around a duration target determined by the client. Specific investment decisions are made using a relative value approach that encompasses both fundamental and technical analysis. In implementing its strategy, BlackRock utilizes macroeconomic trends, supply/demand analysis, yield curve structure and trends, volatility analysis, and security specific option-adjusted spreads. BlackRock's Investment Strategy Group has primary responsibility for setting the broad investment strategy and for overseeing the ongoing management of all client portfolios. Mr. Andrew J. Phillips, Managing Director, is primarily responsible for the day-to-day management and investment decisions for the Mortgage Securities Fund. Together with its affiliates, BlackRock serves as investment adviser to fixed income, equity and liquidity investors in the United States and overseas through funds and institutional accounts with combined total assets at December 31, 2004, of approximately $375 billion.

DESCRIPTION OF ACCESSOR CAPITAL

         Accessor Capital was organized as a general partnership under the laws of the State of Washington on April 25, 1991, for the purpose of acting as Accessor Funds' manager and reorganized as a Washington Limited Partnership on August 12, 1993. Accessor Capital's general partner, a Washington corporation, is:


----------------------------------------- ------------------------------------------------------- ------------------
                                                                                                  Percentage     of
Name                                      Address                                                 ownership
========================================= ======================================================= ==================
----------------------------------------- ------------------------------------------------------- ------------------
Accessor Capital Corporation              1420 Fifth Avenue, Suite 3600, Seattle, WA  98101              62.50%
----------------------------------------- ------------------------------------------------------- ------------------

J. Anthony Whatley III, Director of Accessor Funds, is the controlling shareholder of Accessor Capital Corporation, which is the managing general partner of Accessor Capital.

         The following chart lists those officers and Directors of Accessor Funds who are also affiliated with Accessor Capital and sets forth the nature of those affiliations. The address of each and of Accessor Capital is 1420 Fifth Avenue, Suite 3600, Seattle, WA 98101.


------------------------------------ -------------------------------------- -----------------------------------------
Name                                 Position with Accessor Funds           Position with Accessor Capital
==================================== ====================================== =========================================
------------------------------------ -------------------------------------- -----------------------------------------
J. Anthony Whatley, III              Director, President and Principal      Executive Director and Chief Compliance
                                     Executive Officer                      Officer
------------------------------------ -------------------------------------- -----------------------------------------
------------------------------------ -------------------------------------- -----------------------------------------
Ravindra A. Deo                      Senior Vice President, Treasurer and   Vice President and Chief Investment
                                     Principal Financial and Accounting     Officer
                                     Officer

------------------------------------ -------------------------------------- -----------------------------------------
------------------------------------ -------------------------------------- -----------------------------------------
Linda V. Whatley                     Senior Vice President and Assistant    Vice President
                                     Secretary
------------------------------------ -------------------------------------- -----------------------------------------
------------------------------------ -------------------------------------- -----------------------------------------
Robert J. Harper                     Senior Vice President                  Director of Sales and Client Service
------------------------------------ -------------------------------------- -----------------------------------------
------------------------------------ -------------------------------------- -----------------------------------------
Christine J. Stansbery               Secretary, Senior Vice President and   Chief Compliance Officer
                                     Chief Compliance Officer
------------------------------------ -------------------------------------- -----------------------------------------


------------------------------------ -------------------------------------- -----------------------------------------
Name                                 Position with Accessor Funds           Position with Accessor Capital
==================================== ====================================== =========================================
------------------------------------ -------------------------------------- -----------------------------------------
Debbie Bryan                         Vice President                         Director, Operations
------------------------------------ -------------------------------------- -----------------------------------------
------------------------------------ -------------------------------------- -----------------------------------------
Darin Dubendorf                      Vice President                         Regional Director, Sales
------------------------------------ -------------------------------------- -----------------------------------------
------------------------------------ -------------------------------------- -----------------------------------------
Michael Daley                        Vice President                         Regional Director, Sales
------------------------------------ -------------------------------------- -----------------------------------------
------------------------------------ -------------------------------------- -----------------------------------------
Justin Roberge                       Vice President and Assistant           Senior Investment Analyst
                                     Treasurer
------------------------------------ -------------------------------------- -----------------------------------------

NONE OF THE DIRECTORS OR OFFICERS OF ACCESSOR FUNDS OWNS ANY INTEREST IN ANY OF THE MONEY MANAGERS.

         Accessor Capital provides transfer agent, registrar and dividend disbursing agent services to Accessor Funds pursuant to a Transfer Agency and Administration Agreement between Accessor Capital and Accessor Funds (the "Transfer Agency Agreement"). Accessor Capital also provides certain administrative and recordkeeping services under the Transfer Agency Agreement. For providing these services, Accessor Capital receives a fee equal to 0.15% of the average daily net assets of the Growth, Value, Small to Mid Cap and International Equity Funds and 0.13% of the High Yield Bond, Intermediate Fixed-Income, Short-Intermediate Fixed-Income and Mortgage Securities Funds of Accessor Funds and a transaction fee of $0.50 per transaction. Accessor Capital is also reimbursed by Accessor Funds for certain out-of-pocket expenses including postage, taxes, wire transfer fees, stationery and telephone expenses. For the fiscal year ended December 31, 2004, the Funds paid or accrued for Accessor Capital the following for these services:

Fund                                                             Fee

Growth                                                              $175,098
Value                                                                146,474
Small to Mid Cap                                                     240,479
International Equity                                                 126,198
High Yield Bond                                                       76,758
Intermediate Fixed-Income                                             69,670
Short-Intermediate Fixed-Income                                      120,121
Mortgage Securities                                                  225,909

Control Persons and Principal Holders of Securities

         As of February 25, 2005, Directors and officers owned less than 1% of each of the Fund's outstanding shares. The control persons and principal holders of each of the Funds were:

GROWTH FUND - ADVISOR CLASS                                          GROWTH FUND - INVESTOR CLASS

Charles Schwab & Co., Inc.                       6.15%              Donaldson, Lufkin and Jenrette              18.33%
101 Montgomery Street                                               One Pershing Plaza
San Francisco  CA 94104                                             Jersey City  NJ 07399

National Financial Services Corp                 9.82%              National Financial Services Corp            16.83%
P O Box 3908                                                        P O Box 3908
Church Street Station                                               Church Street Station
New York  NY 10008-3908                                             New York  NY 10008-3908

American Marine Bank                             5.22%              Sterne Agee & Leach                         21.72%
PO BOX 10788                                                        813 Shades Creek PKWY, Suite 100B
Bainbridge Island, WA 98110-0788                                    Birmingham, AL 35209

Zions Bancorporation Pension Plan                6.21%              Trust Company of Sterne Agee& Leach         10.40%
500 Main Street                                                     800 Shades Creek PKWY,  Ste 125
Dubuque, IA 52001                                                   Birmingham, AL 35209



Accessor Aggressive Growth Allocation Fund       8.95%              Three Affiliated Tribes Pension Plan        14.00%
38 Fountain Square                                                  520 Main Avenue
Cincinnati, OH 45263                                                Fargo, ND 58124

Accessor Growth Allocation Fund                  15.90%             Greatbanc                                   9.95%
38 Fountain Square                                                  PO Box 191
Cincinnati, OH 45263                                                Danville, VA 24543-0191

Accessor Growth & Income Allocation Fund         14.04%
38 Fountain Square
Cincinnati, OH 45263


Accessor Balanced Allocation Fund                7.85%
38 Fountain Square
Cincinnati, OH 45263

 GROWTH FUND - C CLASS                                              GROWTH FUND - A CLASS

Citizens First National Bank                     29.69%             Pershing LLC                                52.32%
606 S. Main St.                                                     P. O. BOX 2052
Princeton, IL 61356                                                 JERSEY CITY, NJ 07303-9998

Trust Company Of Illinois                        35.73%             Sterling Trust Co                           40.52%
45 South Park Blvd., #300                                           P.O Box 2526
Glen Ellyn, IL 60137                                                Waco,TX 76702

Pat & Jerry's Family Restaurant                  14.52%
963 W. Midland Road
Auburn, MI 48611

Pershing LLC                                     16.97%
One Pershing Plaza
Jersey City, NJ 07303-9998

HIGH YIELD BOND FUND FUND - ADVISOR CLASS                           HIGH YIELD BOND FUND FUND - INVESTOR CLASS

American Marine Bank                             8.87%              The Trust Company Of Sterne, Agee & Leach   6.29%
PO BOX 10788                                                        800 Shades Creek Pkwy
Bainbridge Island, WA 98110-0788                                    Birmingham, AL 35209

Stevenson National Bank                          15.25%             National Investor Services Corp             74.10%
1820 Hall Ave                                                       55 Water Street,32nd Floor
PO BOX 137                                                          New York, NY 10041
 Marinette, WI  54143
                                                                    American National Bank                      5.10%
Perry Baker & Co                                 10.64%             PO Box 191
c/o The Washington Trust Company                                    Danville, VA 24543-0191
23 Broad Street
Westerly, RI 02891

Bank of the West                                 20.96%
PO Box 60078
Los Angeles, CA 90060-0078

Accessor Growth Allocation Fund                  6.78%
38 Fountain Square
Cincinnati, OH 45263

Accessor Growth & Income Allocation Fund         7.77%
38 Fountain Square
Cincinnati, OH 45263




Accessor Balanced Allocation Fund                5.13%
38 Fountain Square
Cincinnati, OH 45263

 HIGH YIELD BOND FUND FUND - C CLASS                                HIGH YIELD BOND FUND - A CLASS

Citizens First National Bank                     38.89%             McDonald Investments                        12.85%
606 S. Main Steet, Trust Dept.                                      4900 TIEDEMAN ROAD
Princeton, IL 61356                                                 BROOKLYN, OH  44144

Trust Company Of Illinois                        33.34%             Sterling Trust Co                           63.46%
45 South Park Blvd., #300                                           P.O Box 2526
Glen Ellyn, IL 60137                                                Waco,TX 76702

Pershing LLC                                     8.24%              R HOFFMAN                                   8.14%
P. O. BOX 2052                                                      400 FIRST STREET SO SUITE 300
JERSEY CITY, NJ 07303-9998                                          P.O. BOX 283
                                                                    ST CLOUD MN  56302
Sterling Trust Co                                14.11%
P.O Box 2526                                                        PERSHING LLC                                14.64%
Waco,TX 76702                                                       P. O. BOX 2052
                                                                    JERSEY CITY, NJ 07303-9998

 INTERMEDIATE FIXED INCOME FUND - ADVISOR CLASS                      INTERMEDIATE FIXED INCOME FUND -
                                                                    INVESTOR CLASS

The Trust Company Of Sterne, Agee & Leach        6.87%              Donaldson, Lufkin & Jenrette                22.10%
800 Shades Creek Pkwy                                               P.O. Box 2052
Birmingham, AL 35023                                                Jersey City, NJ 07303

American Marine Bank                             7.43%              National Financial Services Corp            13.00%
PO Box 10788                                                        P O Box 3908
Bainbridge Island, WA 98110-0788                                    Church Street Station
                                                                    New York  NY 10008-3908
Zions Bancorporation Pension Plan                19.60%
500 Main Street                                                     Trust Company of Sterne, Agee & Leach       26.24%
Dubuque, IA 52001                                                   800 Shades Creek Pkwy
                                                                    Birmingham, AL 35023
The Washington Trust Company                     5.27%
23 Broad Street                                                     Sterne Agee & Leach                         18.84%
Westerly, RI 02891                                                  813 Shades Creek PKWY, Suite 100B
                                                                    Birmingham, AL 35209
Perry Baker & Co                                 6.33%
c/o The Washington Trust Company                                     INTERMEDIATE FIXED INCOME FUND - C CLASS
23 Broad Street
Westerly, RI 02891                                                  J. Chad Hamilton                            6.08%
                                                                    2132 Keller Lane
Bank of the West                                 9.04%              Salt Lake City, UT 84121
PO Box 60078
LOS ANGELES CA 90060-0078                                           Citizens First National Bank                91.89%
                                                                    606 S. Main Steet, Trust Dept.
Accessor Growth Allocation Fund                  6.75%              Princeton, IL 61356
38 Fountain Square
Cincinnati, OH 45263                                                INTERMEDIATE FIXED INCOME FUND - A CLASS

Accessor Growth & Income Allocation Fund         13.84%             Sterling Trust Co                           97.56%
38 Fountain Square                                                  P.O Box 2526
Cincinnati, OH 45263                                                Waco,TX 76702

                                       15

Accessor Balanced Allocation Fund                9.19%
38 Fountain Square
Cincinnati, OH 45263

INTERNATIONAL EQUITY FUND - ADVISOR CLASS                            INTERNATIONAL EQUITY FUND - INVESTOR
                                                                    CLASS

American Marine Bank                             5.89%              Donaldson, Lufkin And Jenrette              12.57%
PO Box 10788                                                        One Pershing Plaza
Bainbridge Island, WA 98110-0788                                    Jersey City  NJ 07399

Zions Bancorporation Pension Plan                9.94%              National Financial Services Corp            19.26%
500 Main Street                                                     P O Box 3908
Dubuque, IA 52001                                                   Church Street Station
                                                                    New York  NY 10008-3908
Bank of the West                                 15.35%
PO BOX 60078                                                        Trust Company of Sterne, Agee & Leach       9.57%
LOS ANGELES CA 90060-0078                                           800 SHADES CREEK PKWY
                                                                    BIRMINGHAM, AL 35023
Accessor Aggressive Growth Allocation Fund       7.33%
38 Fountain Square                                                  Sterne Agee & Leach                         25.77%
Cincinnati, OH 45263                                                813 Shades Creek PKWY, Suite 100B
                                                                    Birmingham, AL 35209
Accessor Growth Allocation Fund                  12.64%
38 Fountain Square                                                  Dan Motors, Inc. 401(k)                     15.85%
Cincinnati, OH 45263                                                520 Main Avenue
                                                                    Fargo, ND 58124
Accessor Growth & Income Allocation Fund         11.06%
38 Fountain Square                                                  FISERV SECURITIES, INC.                     6.28%
Cincinnati, OH 45263                                                ONE COMMERCE SQUARE
                                                                    2005 MARKET STREET  SUITE 1200
Accessor Balanced Allocation Fund                6.00%              PHILADELPHIA,  PA  19103
38 Fountain Square
Cincinnati, OH 45263

 International Equity Fund - C Class                                 International Equity Fund - A Class

Citizens First National Bank                     7.83%              Sterling Trust Co                             54.45%
606 S. Main Steet, Trust Dept.                                      P.O Box 2526
Princeton, IL 61356                                                 Waco,TX 76702

Trust Company Of Illinois                        77.03%             Pershing LLC                                  5.93%
45 South Park Blvd., #300                                           P. O. BOX 2052
Glen Ellyn, IL 60137                                                JERSEY CITY, NJ 07303-9998

Sterling Trust Co                                11.59%             A Anderson                                    39.28%
P.O Box 2526                                                        400 FIRST STREET SO SUITE 300
Waco,TX 76702                                                       P.O. BOX 283
                                                                    ST CLOUD MN  56302

 MORTGAGE SECURITIES FUND - ADVISOR CLASS                            MORTGAGE SECURITIES FUND - INVESTOR CLASS

Zions First National Bank                        56.01%             Donaldson, Lufkin & Jenrette                  6.71%
One South Main  STE 1340                                            P.O. Box 2052
Salt Lake City, UT 84111                                            Jersey City, NJ 07303

Zions Bancorporation Pension Plan                6.28%              National Financial Services Corp              22.39%
500 Main Street                                                     P O Box 3908
Dubuque, IA 52001                                                   Church Street Station
                                                                    New York  NY 10008-3908

Bank of the West                                 12.09%
PO BOX 60078                                                        Trust Company of Sterne Agee & Leach          34.54%
LOS ANGELES CA 90060-0078                                           800 SHADES CREEK PKWY
                                                                    Birmingham, AL 35209
MORTGAGE SECURITIES FUND - C CLASS
                                                                    Sterne Agee & Leach                           16.02%
J. Chad Hamilton 8.64%                                              813 Shades Creek PKWY, Suite 100B
2132 Keller Lane                                                    Birmingham, AL 35209
Salt Lake City, UT 84121
                                                                    Belbank & Co.                                 7.78%
Citizens First National Bank                     54.21%             600 South State St.
606 S. Main Steet, Trust Dept.                                      Belvidere, IL 61008-4300
Princeton, IL 61356
                                                                    Arrowhead Trust                               5.84%
Trust Company Of Illinois                        34.33%             P.O. Box 735 MC 315
45 South Park Blvd., #300                                           San Bernardino, CA 92402
Glen Ellyn, IL 60137

MORTGAGE SECURITIES FUND - A CLASS

Sterling Trust Co                                98.89%
P.O Box 2526
Waco,TX 76702

SHORT INTERMEDIATE FIXED INCOME FUND -                              SHORT INTERMEDIATE FIXED INCOME FUND -
ADVISOR CLASS                                                       INVESTOR CLASS

M&I Trust                                        7.18%              Donaldson, Lufkin & Jenrette                  33.15%
1000 N water St.   14th Fl.                                         P.O. Box 2052
Milwaukee, WI 53202                                                 Jersey City, NJ 07303

Trust Company of Sterne, Agee & Leach            5.69%              National Financial Services Corp              12.93%
800 SHADES CREEK PKWY                                               P O Box 3908
BIRMINGHAM, AL 35023                                                Church Street Station
                                                                    New York  NY 10008-3908
The Washington Trust Company                     7.33%
23 Broad Street                                                     Trust Company of Sterne, Agee & Leach         26.07%
Westerly, RI 02891                                                  800 SHADES CREEK PKWY
                                                                    Birmingham, AL 35209
Perry Baker & Co                                 9.86%
c/o The Washington Trust Company                                    Sterne Agee & Leach                           19.15%
23 Broad Street                                                     813 Shades Creek PKWY, Suite 100B
Westerly, RI 02891                                                  Birmingham, AL 35209

Accessor Growth Allocation Fund                  6.09%              SHORT INTERMEDIATE FIXED INCOME FUND - C
                                                                    CLASS
38 Fountain Square
Cincinnati, OH 45263                                                Citizens First National Bank                  36.69%
                                                                    606 S. Main Steet, Trust Dept.
Accessor Growth & Income Allocation Fund         17.63%             Princeton, IL 61356
38 Fountain Square
Cincinnati, OH 45263                                                Trust Company Of Illinois                     56.43%
                                                                    45 South Park Blvd., #300
Accessor Balanced Allocation Fund                13.35%             Glen Ellyn, IL 60137
38 Fountain Square
Cincinnati, OH 45263                                                Sterling Trust Co                             5.78%
                                                                    P.O Box 2526
Accessor Income & Growth Allocation Fund         11.02%             Waco,TX 76702
38 Fountain Square
Cincinnati, OH 45263


Accessor Income Allocation Fund                  7.93%
38 Fountain Square
Cincinnati, OH 45263

 Short Intermediate Fixed Income Fund - A
Class

Sterling Trust Co                                13.60%
P.O Box 2526
Waco,TX 76702

Pershing LLC                                     81.73%
P. O. BOX 2052
Jersey City, NJ 07303-9998

 Small to Mid Cap Fund - Advisor Class                               Small to Mid Cap Fund - Investor Class

National Financial Services Corp                 11.94%             Donaldson, Lufkin & Jenrette                  7.86%
P O Box 3908                                                        P.O. Box 2052
Church Street Station                                               Jersey City, NJ 07303
New York  NY 10008-3908
                                                                    National Financial Services Corp              7.20%
Bank One Trust                                   17.46%             P O Box 3908
P.O. Box 160                                                        Church Street Station
Westerville, OH 43086-0160                                          New York  NY 10008-3908

Bank of the West                                 22.94%             Trust Company of Sterne, Agee & Leach         7.13%
PO BOX 60078                                                        800 Shades Creek Pkwy
LOS ANGELES CA 90060-0078                                           Birmingham, AL 35023

Accessor Growth Allocation Fund                  5.95%              Sterne Agee and Leach, Inc                    26.22%
38 Fountain Square                                                  813 Shades Creek Parkway  #100B
Cincinnati, OH 45263                                                Birmingham, AL 35209

 Small to Mid Cap Fund - C Class                                    Dan Motors, Inc. 401(k)                       16.69%
                                                                    520 Main Avenue
Citizens First National Bank                     27.49%             Fargo, ND 58124
606 S. Main St.
Trust Dept.                                                         Arrowhead Trust                               7.02%
Princeton, IL 61356                                                 P.O. Box 735 MC 315
                                                                    San Bernardino, CA 92402
Trust Company Of Illinois                        39.88%
45 South Park Blvd., #300                                           First Commonwealth Trust                      14.74%
Glen Ellyn, IL 60137                                                614 Philadelphia Street
                                                                    Indiana, PA 15701
Pat & Jerry's Family Restaurant                  11.09%
963 W. Midland Road
Auburn, MI 48611

PERSHING LLC                                     18.87%
P.O. Box 2052
JERSEY CITY, NJ 07303-9998

 Small to Mid Cap Fund - A Class

Pershing LLC                                     6.17%
P. O. BOX 2052
JERSEY CITY, NJ 07303-9998

Sterling Trust Co                                80.97%
P.O Box 2526
Waco,TX 76702


PrimeVest                                        12.64%
400 FIRST STREET SO SUITE 300
P.O. BOX 283
ST CLOUD MN  56302

 Value Fund - Advisor Class                                          Value Fund - Investor Class

ANBEE & COMPANY                                  7.45%              Donaldson, Lufkin & Jenrette                  15.54%
2430 W. Indian Trail, Suite 201                                     P.O. Box 2052
Aurora, IL 60506                                                    Jersey City, NJ 07303

National Financial Services Corp                 6.61%              National Financial Services Corp              17.82%
P O Box 3908                                                        P O Box 3908
Church Street Station                                               Church Street Station
New York  NY 10008-3908                                             New York  NY 10008-3908

American Marine Bank                             6.46%              Sterne Agee and Leach, Inc                    19.62%
PO BOX 10788                                                        813 Shades Creek Parkway  #100B
BAINBRIDGE ISLAND, WA 98110-0788                                    Birmingham, AL 35209

The Washington Trust Company                     5.13%              Trust Company of Sterne Agee& Leach           9.49%
23 Broad Street                                                     800 Shades Creek PKWY,  Ste 125
Westerly, RI 02891                                                  Birmingham, AL 35209

Accessor Aggressive Growth Allocation Fund       10.33%             Dan Motors, Inc. 401(k)                       16.19%
38 Fountain Square                                                  520 Main Avenue
Cincinnati, OH 45263                                                Fargo, ND 58124

Accessor Growth Allocation Fund                  18.57%             Ambro & Company                               11.43%
38 Fountain Square                                                  PO Box 191
Cincinnati, OH 45263                                                Danville, VA 24543-0191

Accessor Growth & Income Allocation Fund         15.58%              Value Fund - A Class
38 Fountain Square
Cincinnati, OH 45263                                                Sterling Trust Co                             95.94%
                                                                    P.O Box 2526
Accessor Balanced Allocation Fund                8.62%              Waco,TX 76702
38 Fountain Square
Cincinnati, OH 45263

 Value Fund - C Class

Citizens First National Bank                     30.93%
606 S. Main St.
Trust Dept.
Princeton, IL 61356

Trust Company Of Illinois                        39.53%
45 South Park Blvd., #300
Glen Ellyn, IL 60137

Pat & Jerry's Family Restaurant                  17.85%
963 W. Midland Road
Auburn, MI 48611

PERSHING LLC                                     7.25%
P.O. Box 2052
JERSEY CITY, NJ 07303-9998



FUND PORTFOLIO TRANSACTIONS AND BROKERAGE

          Subject to the general supervision of the Board of Directors, Accessor Capital and the Money Manager are responsible for each Fund's portfolio transactions. Generally, securities are purchased for a Fund for investment income and/or capital appreciation and not for short-term trading profits. However, a Fund may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable to Accessor Capital or the Money Manager.

          Subject to the arrangements and provisions described below, the Money Manager of each Fund usually makes the selection of a broker or dealer to execute the Fund's transactions. The Management Agreement and the Money Manager Agreement provide, in substance and subject to specific directions from the Board of Directors and officers of Accessor Capital that in executing Fund transactions and selecting brokers or dealers, the principal objective is to seek the best net price and execution. Securities will ordinarily be purchased from the markets where they are primarily traded, and the Money Manager will consider all factors it deems relevant in assessing the best net price and execution for any transaction, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis).

          In addition, the Money Manager Agreement authorizes Accessor Capital (while exercising investment discretion) and the Money Manager, in selecting brokers to execute a particular transaction and in evaluating the best net price and execution, to consider the "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to each Fund, Accessor Capital and/or to the Money Managers (or their affiliates). Accessor Capital (while exercising investment discretion) and the Money Manager are authorized to cause a Fund to pay a commission to a broker who provides such brokerage and research services for executing a Fund transaction which is in excess of the amount of commission another broker would have charged for effecting that transaction. Accessor Capital (while exercising investment discretion) or the Money Manager must determine in good faith that the commission was reasonable in relation to the value of the brokerage and research services provided, viewed in terms of that particular transaction or in terms of all the accounts over which Accessor Capital or the Money Manager exercises investment discretion.

          In addition, if requested by the Board of Directors on behalf of the Funds, Accessor Capital (when exercising investment discretion) and the Money Manager may enter into transactions giving rise to brokerage commissions with brokers who provide brokerage, research or other services to the Funds or Accessor Capital so long as the Money Manager believes in good faith that the broker can be expected to obtain the best price on a particular transaction and the Fund determines that the commission cost is reasonable in relation to the total quality and reliability of the brokerage and research services made available to the Fund, or to Accessor Capital for the benefit of its clients for which it exercises investment discretion, notwithstanding that another account may be a beneficiary of such service or that another broker may be willing to charge the Fund a lower commission on the particular transaction.

          Accessor Capital does not expect any Fund ordinarily to effect a significant portion of its total brokerage business with brokers affiliated with Accessor Capital or the Money Managers. However, the Money Manager may effect Fund transactions for its respective Fund with a broker affiliated with the Money Manager, as well as with brokers affiliated with other Money Managers, subject to the above considerations regarding obtaining the best net price and execution.

AFFILIATED BROKER/DEALERS

    Money Manager                  Broker/Dealer                               Reason for Affiliation
    Accessor  Capital  Management  Zions Investment Securities, Inc.           Wholly  owned   subsidiary  of  holding
    L P                                                                        company  for  which  Accessor   Capital
                                                                               Management  limited partner is a wholly
                                                                               owned subsidiary
    SsgA Funds Management, Inc.    State Street Global Markets, LLC US         Wholly owned subsidiaries of State
                                   State Street Global Markets Europe, Ltd.    Street Corporation
                                   UK
                                   State Street Global Markets Canada, Inc.
                                   Canada
                                   State Street Bank and Trust Co. Sydney
                                   Australia
                                   State Street Global Markets Securities
                                   Co., Ltd.  Japan

                                   Citistreet Equities, LLC US
                                   Citistreet Advisors, LLC                    Wholly owned subsidiaries of joint
                                                                               venture in which State Street
                                                                               Corporation is a member
    JPMorgan Fleming Asset         J.P. Morgan Securities Inc.
    Management (London) Ltd.       J.P.Morgan Invest, LLC (formerly Brown &
                                   Company Securities Corporation)
                                   J.P. Morgan Securities of Texas, Inc.
                                   Chase Investment Services Corp.
                                   J.P. Morgan Alternative Asset Management,
                                   Inc.
                                   J.P. Morgan Institutional Investment Inc.
                                   Bank One Capital Markets
                                   Bank One Securities Corp.
                                   One Group Dealer Services

No Funds effected Fund transactions with brokers affiliated with the Money Managers for the Accessor Funds for the fiscal year ended December 31, 2004. Only Chicago Equity Partners (former Money Manager of the Growth Fund) and Wellington Management (Money Manager of the Value Fund) used brokerage commissions to pay for research or other information for the fiscal year ended December 31, 2004.

ADDITIONAL INFORMATION

         Accessor Funds is not required to hold annual meetings of shareholders and, therefore, it cannot be determined when the next meeting of shareholders will be held. Shareholder proposals to be considered for inclusion in the proxy statement for the next meeting of shareholders must be submitted a reasonable time before the proxy statement is mailed. Whether a proposal submitted would be included in the proxy statement will be determined in accordance with applicable state and federal law.

         Copies of the most recent annual and semi-annual reports are available without charge. To obtain a copy, call or write Accessor Capital, at 1420 Fifth Avenue, Suite 3600, Seattle, WA 98101 (800) 759-3504.

                                            By Order of the Board of Directors,
                                                   CHRISTINE J. STANSBERY
                                                         Secretary

Dated:  March 1, 2005

                                    EXHIBIT A

                          NEW MONEY MANAGER AGREEMENTS

                             MONEY MANAGER AGREEMENT

                            Effective Date:        January 1, 2005
                            Termination Date:      One Year after Effective Date
                            Fund and Account:      ACCESSOR GROWTH FUND


Enhanced Investment Technologies LLC
2401 PGA Boulevard, Suite 100
Palm Beach Gardens, FL 33410

        Re:     Accessor Funds, Inc. Money Manager Agreement

Ladies and Gentlemen:

        Accessor Funds, Inc., a Maryland corporation ("Accessor Funds"), is an open-end management investment company of the series type registered as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and subject to the rules and regulations promulgated thereunder. Accessor Funds issues shares in separate diversified portfolios, each with a different investment objective and policies.

        Accessor Capital Management LP, a Washington limited partnership (the "Manager"), acts as the manager and administrator of Accessor Funds pursuant to the terms of a Management Agreement, and is an "investment adviser" as that term is defined in Section 2(a)(20) of the 1940 Act, to Accessor Funds. The Manager is responsible for the day-to-day management and administration of Accessor Funds and for the coordination of investments of each portfolio's assets; however, specific portfolio purchases and sales for each portfolio's investment portfolio, or a portion thereof, are to be made by the portfolio management organizations recommended and selected by the Manager, subject to the approval of the Board of Directors of Accessor Funds (the "Board").

         1. Appointment as a Money Manager. The Manager and Accessor Funds hereby appoint and employ Enhanced Investment Technologies, LLC, a Delaware limited liability company (the "Money Manager"), as a discretionary money manager to Accessor Funds' Growth Fund, on the terms and conditions set forth herein. The Manager determines from time to time that portion of the assets of the Growth Fund that are to be assigned to the Money Manager (the "Account"). The Account and those assets of the Growth Fund managed by the Manager or another money manager as determined by the Manager are referred to as the "Fund".

         2. Acceptance of Appointment; Standard of Performance. The Money Manager accepts the appointment as a discretionary money manager and, subject to the provisions of Section 12 hereof, agrees to use its best professional judgment to make and implement investment decisions for the Fund with respect to the investments of the Account in accordance with the provisions of this Agreement. Money Manager makes no representation or warranty, express or implied, that any level of performance or investment results will be achieved by the Account or that the Account will perform comparably with any standard or index, including other clients of the Money Manager, whether public or private.

        3. Fund Management Services of the Money Manager.

                A. The Money Manager is hereby employed and authorized to select portfolio securities for investment by the Fund, to determine to purchase and sell securities for the Account, and upon making any purchase or sale decision, to place orders for the execution of such portfolio transactions in accordance with Accessor Funds' operational procedures as it may be amended in writing by the parties from time to time. In providing portfolio management services to the Account, the Money Manager shall be subject to such investment restrictions as are set forth in the 1940 Act and rules thereunder, the supervision and control of the Board, such specific instructions as the Board may adopt and communicate to the Money Manager, the investment objectives, policies and restrictions of the Fund furnished pursuant to paragraph 4, and instructions from the Manager. The Money Manager shall maintain on behalf of the Fund all accounts, books, records or other documents that are required to be maintained pursuant to the 1940 Act, and the Investment Advisers Act of 1940, as amended (the "Advisers Act"), or any rule or regulation thereunder and Accessor Funds' policies and procedures (as may be amended and communicated to the Money Manager in writing from time to time). At the Fund's or the Manager's reasonable request (as communicated by the Board or the officers of such entities), the Money Manager will consult with the officers of Accessor Funds or the Manager, as the case may be, with respect to any decision made by it with respect to the investments of the Account.

                  B. The Money Manager shall be responsible for the preparation and filing of Schedule 13G and Form 13F on behalf of the Account. The Money Manager shall not be responsible for the preparation or filing of any reports required of the Account by any governmental or regulatory agency, except as expressly agreed to elsewhere in this Agreement or in writing.

                  C. The Money Manager shall have no responsibility to monitor limitations or restrictions outside of the parameters outlined in the then current Prospectus and Statement of Additional Information as applicable to the duties of the Money Manager. All such monitoring shall be the responsibility of the Manager.

        4. Investment Objectives, Policies and Restrictions. The Fund shall provide the Money Manager with a statement of the investment objectives and policies of Accessor Funds and any specific investment restrictions applicable thereto as established by Accessor Funds, including those set forth in its Prospectus as amended from time to time. Accessor Funds retains the right, on reasonable prior written notice to the Money Manager from Accessor Funds or the Manager, to modify any such objectives, policies or restrictions in any manner at any time. The Money Manager shall have no duty to investigate any instructions received from Accessor Funds, the Manager, or both, and, absent manifest error, such instructions shall be presumed reasonable.

        5. Transaction Procedures. All transactions will be consummated by payment to or delivery by Accessor Funds' custodian (the "Custodian"), or such depositary or agents as may be designated by the Custodian, as custodian for the Fund, of all cash and/or securities due to or from the Account, and the Money Manager shall not have possession or custody thereof or any responsibility or liability with respect thereto. The Money Manager shall advise the Custodian in writing or by electronic transmission or facsimile of all investment orders for the Fund placed by it with broker/dealers at the time and in the manner and as set forth in Accessor Funds' operational procedures, as may be amended and communicated to the Money Manager in writing from time to time. Accessor Funds shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Money Manager. Accessor Funds shall be responsible for all custodial arrangements and the payment of all custodial charges and fees and, upon the Money Manager giving proper instructions to the Custodian, the Money Manager shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian.

        6. Allocation of Brokerage. The Money Manager shall have authority and discretion to select brokers/dealers, including affiliates of the Money Manager, and to establish brokerage accounts with such brokers to execute portfolio transactions initiated by the Money Manager, and for the selection of the markets on/in which the transaction will be executed; provided, however, that any transactions or dealings with an affiliated broker/dealer by the Money Manager shall comply with Rule 17e-1 of the 1940 Act and with the procedures of Accessor Funds and/or the Manager in all respects.

                A. In doing so, the Money Manager's primary objective shall be to select a broker/dealer that can be expected to obtain the best net price and execution for Accessor Funds. However, this responsibility shall not be deemed to obligate the Money Manager to solicit competitive bids for each transaction; and the Money Manager shall have no obligation to seek the lowest available commission cost to Accessor Funds, so long as Money Manager believes in good faith, based upon its knowledge of the capabilities of the firm selected, that the broker or dealer can be expected to obtain the best price on a particular transaction and that the commission cost is reasonable in relation to the total quality and reliability of the brokerage and research services made available by the broker/dealer to the Money Manager viewed in terms of either that particular transaction or of the Money Manager's overall responsibilities with respect to its clients, including Accessor Funds, as to which the Money Manager exercises investment discretion, notwithstanding that Accessor Funds may not be the direct or exclusive beneficiary of any such services or that another broker/dealer may be willing to charge Accessor Funds a lower commission on the particular transaction.

                B. Accessor Funds shall retain the right to request that transactions involving the Account that give rise to brokerage commissions in an annual amount of up to 50% of the Money Manager's executed brokerage commissions, shall be executed by broker/dealers which provide brokerage or research services to Accessor Funds or its Manager, or as to which an ongoing relationship will be of value to Accessor Funds with respect to the Fund, which services and relationship may, but need not, be of direct benefit to the Fund so long as (i) the Money Manager believes in good faith, based upon its knowledge of the capabilities of the firm selected, that the broker/dealer can be expected to obtain the best price on a particular transaction and (ii) Accessor Funds determines that the commission cost is reasonable in relation to the total quality and reliability of the brokerage and research services made available to Accessor Funds, or to the Manager for the benefit of its clients for which it exercises investment discretion, notwithstanding that the Fund may not be the direct or exclusive beneficiary of any such service or that another broker/dealer may be willing to charge Accessor Funds a lower commission on the particular transaction. The Money Manager may reject any request for directed brokerage that is reasonably deemed to be inconsistent with the Money Manager's duty to seek best execution as described above.

                C. Accessor Funds agrees that it will provide the Money Manager with a list of broker/dealers which are "affiliated persons" of Accessor Funds and its other money managers. Upon receipt of such list, the Money Manager agrees that it will not execute any portfolio transactions with a broker/dealer which is an "affiliated person" (as defined in the 1940
        Act) of Accessor Funds or of any money manager for Accessor Funds unless it is in accordance with Rule 17e-1 of the 1940 Act and the procedures of Accessor Funds and/or the Manager.

                D. As used in this paragraph 6, "brokerage and research services" shall be those services described in Section 28(e)(3) of the Securities Exchange Act of 1934, as amended.

        7. Transactions with Affiliated Persons of the Funds. The Money Manager is prohibited from consulting with the money manager of another Accessor Fund or the money manager of the portion of the Fund not managed by the Money Manager, if applicable, concerning transactions entered into by the Money Manager (or its affiliates) in accordance with Rule 17a-10, 17e-1, 12d3-1 and 10f-3 of the 1940 Act. Further, for the purposes of Rule 12d3-1 of the 1940 Act, where the Money Manager is one of multiple money managers managing a Fund, the Money Manager's responsibility to providing investment advice is limited to providing investment advice to the portion of the Fund over which it is appointed by Accessor.

        8. Proxies. Unless the Manager gives written instructions to the contrary, the Money Manager shall vote all proxies solicited by or with respect to the issuers of securities held by the Fund. The Money Manager shall use its best good faith judgment to vote such proxies in a manner which best serves the interests of the Fund's shareholders in accordance with the Money Manager's Proxy Voting Policies. The Manager shall provide to the Fund, upon request, a copy of its voting policies and procedures if it is required to adopt such policies and procedures. For the year beginning July 1, 2003 and ending June 30, 2004, and for each year thereafter, the Manager shall create and maintain, and provide to the Fund within 45 days after year-end and in an electronic format, the information required by Item 1 of Form N-PX under the 1940 Act if it casts any votes by proxy on any securities held by the Fund.

        9. Reports to the Money Manager. Accessor Funds and the Manager shall furnish or otherwise make available to the Money Manager such information relating to the business affairs of the Fund, including periodic reports concerning the Fund, as the Money Manager at any time, or from time to time, may reasonably request in order to discharge its obligations hereunder. The Money Manager shall not be responsible for Fund accounting, nor shall it be required to generate information derived from Fund accounting data.

        10. Fees for Services. The compensation of the Money Manager for its services under this Agreement shall be calculated and paid by Accessor Funds in accordance with Exhibit A attached hereto and incorporated by this reference herein. The Money Manager acknowledges that any such fee is payable solely out of assets of the Fund's Account.

        11. Other Investment Activities of the Money Manager. Accessor Funds acknowledges that the Money Manager, or one or more of its affiliates, may have investment responsibilities or render investment advice to, or perform other investment advisory services for, other individuals or entities (the "Affiliated Accounts"). Subject to the provisions of paragraph 2 hereof, Accessor Funds agrees that the Money Manager and its affiliates may give advice, exercise investment responsibility and take other action with respect to the Affiliated Accounts which may differ from the advice given or the timing or nature of action taken with respect to the Account, provided that the Money Manager acts in good faith, and provided further that it is the Money Manager's policy to allocate, within its reasonable discretion, investment opportunities to the Account over a period of time on a fair and equitable basis relative to the Affiliated Accounts, taking into account the investment objectives and policies of the Fund and any specific investment restrictions applicable thereto. Accessor Funds acknowledges that one or more of the Affiliated Accounts may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which the Account may have an interest from time to time, whether in transactions which may involve the Account or otherwise. The Money Manager shall have no obligation to acquire for the Account a position in any investment which any Affiliated Account may acquire, and the Fund shall have no first refusal, co-investment or other rights in respect of any such investment, either for the Account or otherwise.

        12. Certificate of Authority. Each of Accessor Funds, the Manager and the Money Manager shall furnish to the others from time to time certified copies of the resolutions of its Board of Directors, Board of Trustees, Managing Partner or executive committee, as the case may be, evidencing the authority of its officers and employees who are authorized to act on behalf of it.

        13. Limitation of Liability. The Money Manager shall not be liable for, and shall be indemnified by the Fund for any action taken, omitted or suffered to be taken by it in its reasonable judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement, or in accordance with (or in the absence of) specific directions or instructions from Accessor Funds or the Manager; provided, however, that such acts or omissions shall not have resulted from the Money Manager's willful misfeasance, bad faith or gross negligence, violation of applicable law, or reckless disregard of its duty or of its obligations hereunder. The rights and obligations that are provided for in this Paragraph 13 shall survive the cancellation, expiration or termination of this Agreement.

        14. Confidentiality. Subject to the right of the Money Manager and Accessor Funds to comply with applicable law, including any demand or request of any regulatory or taxing authority having jurisdiction over it, the parties hereto shall treat as confidential all information pertaining to the Fund and the actions of the Money Manager, the Manager and Accessor Funds in respect thereof, other than any such information which is or hereafter becomes ascertainable from public or published information or trade sources. The rights and obligations that are provided for in this Paragraph 14 shall survive the cancellation, expiration or termination of this Agreement.

         The Manager acknowledges that, in order for it to understand the Money Manager's strategy (the "Large Cap Growth" strategy), the Manager has been exposed to certain confidential and proprietary information regarding these strategies, which information constitutes trade secrets (the "Confidential Information") belonging to the Money Manager. The Manager agrees not to disclose, or use for the benefit of itself or third parties, the Confidential Information without the prior written consent of the Money Manager. The obligations of the preceding sentence shall continue so long as the Confidential Information remains outside of the public domain.

         The Manger further agrees not to employ deliberately an investment strategy the primary purpose of which is to replicate the results of these strategies, including, but not limited to, purchasing shares of the same stocks as those in these strategies, in a similar number and in similar weightings as in these strategies.

        15. Use of the Money Manager's Name. Accessor Funds and the Manager agree to furnish the Money Manager at its principal office prior to use thereof copies of all prospectuses, proxy statements, reports to stockholders, sales literature, or other material prepared for distribution to stockholders of the Fund or the public that refer in any way to the Money Manager, and not to use such material if the Money Manager reasonably objects in writing within three business days (or such other time as may be mutually agreed) after receipt thereof. In the event of termination of this Agreement, the Fund and the Manager will continue to furnish to the Money Manager copies of any of the above-mentioned materials that refer in any way to the Money Manager, and will not use such material if the Money Manager reasonably objects in writing within three business days (or such other time as may be mutually agreed) after receipt thereof.

        16. Assignment. No assignment, as that term is defined in Section 2(a)(4) of the 1940 Act, of this Agreement shall be made by the Money Manager, and this Agreement shall terminate automatically in the event that it is assigned. The Money Manager shall notify the Manager and Accessor Funds in writing sufficiently in advance of any proposed change of control, as defined in
Section 2(a)(9) of the 1940 Act, to enable the Manager and Accessor Funds to consider whether an assignment, as that term is defined in Section 2(a)(4) of the 1940 Act, will occur, and to take the steps necessary to enter into a new money manager agreement with the Money Manager.

        17. Representations, Warranties and Agreements of the Fund. The Fund represents, warrants and agrees that:

                A. The Money Manager has been duly appointed by the Board to provide investment services to the Account as contemplated hereby.

                B. Accessor Funds will deliver to the Money Manager a true and complete copy of its current prospectus and statement of additional information as effective from time to time, such other documents or instruments governing the investments of Fund, and such other information as is necessary for the Money Manager to carry out its obligations under this Agreement.

                C. The organization of Accessor Funds and the conduct of the business of the Fund as contemplated by this Agreement, materially complies, and shall at all times materially comply, with the requirements imposed upon Accessor Funds by applicable law.

        18. Representations, Warranties and Agreements of Manager. Manager represents, warrants and agrees that:

                A. The Manager acts as an "investment adviser," as that term is defined in Section 2(a)(20) of the 1940 Act, pursuant to a Management Agreement with the Fund.


                B. The appointment of the Money Manager by the Manager to provide the investment services as contemplated hereby has been approved by the Board.

                C. The Manager is registered as an "investment adviser" under the Investment Advisers Act of 1940, as amended (the "Advisers Act").

                D. The Manager has received and reviewed Money Manager's Form ADV, Part II, more than 48 hours prior to entering into this Agreement.

        19. Representations, Warranties and Agreements of Money Manager. The Money Manager represents, warrants and agrees that:

                A. The Money Manager is registered as an "investment adviser" under the Advisers Act; or it is a "bank" as defined in Section 202(a)(2) of the Advisers Act or an "insurance company" as defined in
        Section 202(a)(12) of the Advisers Act and is exempt from registration thereunder.

                B. The Money Manager will maintain, keep current and preserve on behalf of the Fund, the records required to be maintained pursuant to
        Section 3 of this Agreement and shall timely furnish to the Manager all information relating to the Money Manager's services under this Agreement needed by the Manager to keep the other books and records of the Fund required by the 1940 Act, and the Advisers Act, or any rule or regulation thereunder and Accessor Funds' policies and procedures (as may be amended in writing from time to time), in the manner required by such rule, regulation, policy or procedure. The Money Manager agrees that such records are the property of the Fund and copies will be surrendered to the Fund promptly upon request, provided that the Money Manager shall be permitted to maintain originals thereof (subject to the confidentiality provisions herein).

                C. The Money Manager will adopt or has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act, will provide to the Fund a copy of the code of ethics and evidence of its adoption, and will make such reports to the Fund as required by Rule 17j-1 under the 1940 Act. The Money Manager has policies and procedures which it reasonably believes are sufficient to enable the Money Manager to detect and prevent the misuse of material, nonpublic information by the Money Manager or any person associated with the Money Manager, in compliance with the Insider Trading and Securities Fraud Enforcement Act of 1988.

D. The Money Manager will notify Accessor Funds of any changes in the general partner(s) of its partnership or in the case of a corporation in the ownership of more than five percent of its voting securities, within a reasonable time after such change.

E. The Money Manager understands that it may receive certain non-public information about clients of the Manager and Accessor Funds under
        Section 248.14 of Regulation S-P and understands and agrees that it will disclose that information only as permitted by Section 248.11 of Regulation S-P.

        20. Amendment. This Agreement may be amended at any time, but only by written agreement among the Money Manager, the Manager and the Fund, which amendment, must be approved by the Board in the manner required by the 1940 Act.

        21. Effective Date; Term. This Agreement shall become effective for the Fund on the effective date set forth on page 1 of this Agreement, and shall continue in effect until the termination date set forth on page 1 of this Agreement. Thereafter, the Agreement shall continue in effect for successive annual periods only so long as its continuance has been specifically approved at least annually (a) by a vote of a majority of the Board or (b) by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund for which the Money Manager acts as money manager, and in either case by a majority of the directors who are not parties to the Agreement or interested persons of any parties to the Agreement (other than as directors of the Fund) cast in person at a meeting called for purposes of voting on the Agreement.

22. Termination. This Agreement may be terminated, without the payment of any penalty, by the Board, the Manager, the Money Manager or by the vote of a majority of the outstanding voting securities (as that term is defined in the 1940 Act) of the Fund for which the Money Manager acts as money manager, upon 60 days' prior written notice to the other parties hereto. Any such termination shall not affect the status, obligations or liabilities of any party hereto to any of the other parties that accrued prior to such termination.

23. Applicable Law. To the extent that state law shall not have been preempted by the provisions of any laws of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the State of Washington. Should any part of this Agreement be held invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. Where the effect of a requirement of the 1940 Act or Advisers Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the Commission, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

24. Notices. Any notice, advice, or report to be given pursuant to this Agreement shall be delivered or mailed:

                To the Manager at:         Accessor Capital Management LP
                                           1420 Fifth Avenue, Suite 3600
                                           Seattle, WA  98101
                                           Attention:  Christine Stansbery

                To Accessor Funds at:      Accessor Funds, Inc.
                                           1420 Fifth Avenue, Suite 3600
                                           Seattle, WA  98101
                                           Attention:  Christine Stansbery

                To the Money Manager at:   INTECH
                                           2401 PGA Boulevard, Suite 100
                                           Palm Beach Gardens, FL 33410

         25. Obligations of the Manager and the Account.

                    A. The Manager has provided to the Money Manger the information and documents listed on the attached Exhibit B. Throughout the term of this Agreement, the Manager shall continue to provide such information and documents to the Money Manager, including any amendments, updates or supplements to such information or documents, before or at the time the amendments, updates or supplements become effective. The Manager shall timely furnish the Money Manager with such additional information as may be reasonably necessary for or requested by the Money Manger to perform its responsibilities pursuant to this Agreement.

                    (b) If requested by the Money Manager, the Manager shall be responsible for setting up and maintaining brokerage accounts and other accounts the Money Manger deems advisable to allow for the purchase or sale of various forms of securities pursuant to this Agreement.

                    (d) The Manager hereby represents it is in compliance with all currently applicable anti-money laundering laws, rules and regulations including, but not limited to, the U.S.A. PATRIOT Act of 2001, P.L. 107-56.


         26. Expenses. The Manager, the Fund and the Account shall assume and pay their respective organizational, operational, and business expenses not specifically assumed or agreed to be paid by the Money Manager pursuant to this Agreement. The Money Manager shall pay its own organizational, operational, and business expenses but shall not be obligated to pay any expenses of the Manager, the Fund, or the Account, including without limitation: (a) interest and taxes and (b) brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments for the Portfolio. Any reimbursement of management fees required by any expense limitation provision and for Manager's liability arising out of a violation of Section 36(b) of the 1940 Act shall be the sole responsibility of the Manager.

         27. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

ACCESSOR FUNDS, INC.


BY:
   --------------------------------------------------
     Ravindra A. Deo
     Treasurer
DATE:
     ------------------------------------------------

ACCESSOR CAPITAL MANAGEMENT LP
By Accessor Capital Corporation
Its Managing General Partner


BY:
   --------------------------------------------------
     J. Anthony Whatley
     President
DATE:
     ------------------------------------------------

Accepted and agreed to:

ENHANCED INVESTMENT TECHNOLOGIES, LLC

BY:
   --------------------------------------------------
     David E. Hurley
     Chief Operating Officer
DATE:
     ------------------------------------------------

EXHIBITS:
                    A. Fee Schedule.
                    B. Information to be provided by the Manager.

                                    EXHIBIT A
                                MONEY MANAGER FEE

         The Fund will pay to the Money Manager as compensation for the Money Manager's services rendered, a fee, computed daily and paid quarterly at the annual rate of 0.45% of the aggregate daily net assets of the Fund. Such fee shall be paid by the Fund and no fees shall be paid to Accessor Capital Management LP under this agreement. Such fee shall be payable for each quarter within 60 days after the end of each quarter. If the Money Manager shall serve for less than the whole of a quarter, the foregoing compensation shall be prorated.

                                    EXHIBIT B



Information and documentation provided by the Manager:

1.       A copy of the Accessor Funds' registration statement.

2. Copies of the Accessor Funds' prospectus and statement of additional information.

3. Copies of the Accessor Funds' organizational documents, Bylaws, and as applicable to the Account.

4. Notice of the Accessor Funds' custodian designated to hold assets in the Account.

5. A list of the countries approved by the Trustees in accordance with Rule 17f-5 in which Account assets may be maintained and a list of those countries available immediately.

6. Copies of financial statements or reports prepared for the Accessor Funds, including the Account, by certified or independent public accountants.

7. Copies of the Accessor Fund's liquidity procedures, cross-trade procedures, repurchase agreement procedures, 10f-3, 17a-7 and 17e-1 procedures and other procedures that may affect the duties of INTECH.

8.       An Internal Revenue Service Form W-9 completed by the Account.

9.       A Qualified Institutional Buyer Certification completed by the Account.

10.      A list of persons authorized to act on behalf of the Account.

11. Applicable Commodities Futures Trading Commission exemptions, notifications and/or related documentation.

12.      A list of established futures accounts, if any.

                             MONEY MANAGER AGREEMENT

                             Effective Date:   January 1, 2005
                             Termination Date: One year after Effective Date und and Account: ACCESSOR VALUE FUND

Wellington Management Company, LLP
75 State Street
Boston, MA 02109

         Re:      Accessor Funds, Inc. Money Manager Agreement

Gentlemen:

         Accessor Funds, Inc., a Maryland corporation ("Accessor Funds"), is an open-end management investment company of the series type registered as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and subject to the rules and regulations promulgated thereunder. Accessor Funds issues shares in separate diversified portfolios, each with a different investment objective and policies.

         Accessor Capital Management LP, a Washington limited partnership (the "Manager") acts as the manager and administrator of Accessor Funds pursuant to the terms of a Management Agreement, and is an "investment adviser," as that term is defined in Section 2(a)(20) of the 1940 Act, to Accessor Funds. The Manager is responsible for the day-to-day management and administration of Accessor Funds and for the coordination of investments of each portfolio's assets; however, specific portfolio purchases and sales for each portfolio's investment portfolio, or a portion thereof, are to be made by the portfolio management organizations recommended and selected by the Manager, subject to the approval of the Board of Directors of Accessor Funds (the "Board").

          1. Appointment as a Money Manager. The Manager and Accessor Funds hereby appoint and employ Wellington Management Company, LLP, a Massachusetts limited liability partnership (the "Money Manager"), as a discretionary money manager to Accessor Funds' Value Fund, on the terms and conditions set forth herein. The Manager determines from time to time that portion of the assets of the Value Fund that are to be assigned to the Money Manager (the "Account"). The Account and those assets of the Value Fund managed by the Manager or another money manager as determined by the Manager are referred to as the "Fund".

          2. Acceptance of Appointment; Standard of Performance. The Money Manager accepts the appointment as a discretionary money manager and agrees to use its best professional judgment to make and implement investment decisions for the Fund with respect to the investments of the Account in accordance with the provisions of this Agreement.

          3. Fund Management Services of the Money Manager. The Money Manager is hereby employed and authorized to select portfolio securities for investment by the Fund, to determine to purchase and sell securities for the Account, and upon making any purchase or sale decision, to place orders for the execution of such portfolio transactions in accordance with Accessor Funds' operational procedures, as may be amended in writing by the parties from time to time. In providing portfolio management services to the Account, the Money Manager shall be subject to such investment restrictions as are set forth in the 1940 Act and rules thereunder, the supervision and control of the Board, such specific instructions as the Board may adopt and communicate to the Money Manager, the investment objectives, policies and restrictions of the Fund furnished pursuant to paragraph 4, and instructions from the Manager. The Money Manager shall maintain on behalf of Accessor Funds all accounts, books, records or other documents that are required to be maintained pursuant to the 1940 Act, and the Investment Advisers Act of 1940, as amended (the "Advisers Act"), or any rule or regulation thereunder and Accessor Funds' policies and procedures (as may be amended in writing from time to time). At Accessor Funds' or the Manager's reasonable request (as communicated by the Board or the officers of such entities), the Money Manager will consult with the officers of Accessor Funds or the Manager, as the case may be, with respect to any decision made by it with respect to the investments of the Account. The Manger shall facilitate the delivery to Money Manager on a day-to-day basis of all information that the Money Manager reasonably requests regarding the Fund to enable the Money Manager to meet its obligations under this Section of the Agreement.

          4. Investment Objectives, Policies and Restrictions. Accessor Funds shall provide the Money Manager with a statement of the investment objectives and policies of the Fund and any specific investment restrictions applicable thereto as established by Accessor Funds, including those set forth in its Prospectus as amended from time to time. Accessor Funds retains the right, on reasonable prior written notice to the Money Manager from Accessor Funds or the Manager, to modify any such objectives, policies or restrictions in any manner at any time. The Money Manager shall have no duty to investigate any instructions received from Accessor Funds, the Manager, or both, and, absent manifest error, such instructions shall be presumed reasonable.

          5. Transaction Procedures. All transactions will be consummated by payment to or delivery by Accessor Funds' custodian (the "Custodian"), or such depositary or agents as may be designated by the Custodian, as custodian for Accessor Funds, of all cash and/or securities due to or from the Account, and the Money Manager shall not have possession or custody thereof or any responsibility or liability with respect thereto. The Money Manager shall advise the Custodian in writing or by electronic transmission or facsimile of all investment orders for the Fund placed by it with broker/dealers at the time and in the manner and as set forth in Accessor Funds' operational procedures, as may be amended in writing from time to time. Accessor Funds shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Money Manager. Accessor Funds shall be  responsible  for all  custodial  arrangements  and the  payment of all custodial charges and fees and, upon the Money Manager giving proper instructions to the Custodian, the Money Manager shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian.

          6. Allocation of Brokerage. The Money Manager shall have authority and discretion to select broker/dealers and to establish brokerage accounts with such brokers to execute portfolio transactions initiated by the Money Manager, and for the selection of the markets on/in which the transaction will be executed.

                    A. In doing so, the Money Manager's primary objective shall be to select a broker/dealer that can be expected to obtain the best net price and execution for Accessor Funds. However, this responsibility shall not be deemed to obligate the Money Manager to solicit competitive bids for each transaction; and the Money Manager shall have no obligation to seek the lowest available commission cost to Accessor Funds, so long as the Money Manager believes in good faith, based upon its knowledge of the capabilities of the firm selected, that the broker/dealer can be expected to obtain the best price on a particular transaction and that the commission cost is reasonable in relation to the total quality and reliability of the brokerage and research services made available by the broker/dealer to the Money Manager viewed in terms of either that particular transaction or of the Money Manager's overall responsibilities with respect to its clients, including Accessor Funds, as to which the Money Manager exercises investment discretion, notwithstanding that Accessor Funds may not be the direct or exclusive beneficiary of any such services or that another broker/dealer may be willing to charge Accessor Funds a lower commission on the particular transaction.

                    B. Accessor Funds shall retain the right to request that transactions involving the Account that give rise to brokerage commissions in an annual amount of up to 50% of the Money Manager's executed brokerage commissions, shall be executed by broker/dealers which provide brokerage or research services to Accessor Funds or its Manager, or as to which an ongoing relationship will be of value to Accessor Funds with respect to the Fund, which services and relationship may, but need not, be of direct benefit to the Fund so long as (i) the Money Manager believes in good faith, based upon its knowledge of the capabilities of the firm selected, that the broker/dealer can be expected to obtain the best price on a particular transaction and (ii) Accessor Funds has determined that the commission cost is reasonable in relation to the total quality and reliability of the brokerage and research services made available to Accessor Funds, or to the Manager for the benefit of its clients for which it exercises investment discretion, notwithstanding that the Fund may not be the direct or exclusive beneficiary of any such service or that another broker/dealer may be willing to charge Accessor Funds a lower commission on the particular transaction. The Money Manager may reject any request for directed brokerage that does not appear to it to be reasonable.

                    C. Accessor Funds agrees that it will provide the Money Manager with a list of broker/dealers which are "affiliated persons" of Accessor Funds and its other money managers. Upon receipt of such list, the Money Manager agrees that it will not execute any portfolio transactions with a broker/dealer which is an "affiliated person" (as defined in the 1940 Act) of Accessor Funds or of any money manager for Accessor Funds except as permitted by the 1940 Act.

                    D. As used in this paragraph 6, "brokerage and research services" shall be those services described in Section 28(e)(3) of the Securities Exchange Act of 1934, as amended.

          7. Transactions with Affiliated Persons of the Funds. The Money Manager is prohibited from consulting with the money manager of another Accessor Fund or the money manager of the portion of the Fund not managed by the Money Manager, if applicable, concerning transactions entered into by the Money Manager (or its affiliates) in accordance with Rule 17a-10, 17e-1, 12d3-1 and 10f-3 of the 1940 Act. Further, for the purposes of Rule 12d3-1 of the 1940 Act, where the Money Manager is one of multiple money managers managing a Fund, the Money Manager's responsibility to providing investment advice is limited to providing investment advice to the portion of the Fund over which it is appointed by Accessor.

          8. Proxies. Unless the Manager gives written instructions to the contrary, the Money Manager shall vote all proxies received by the Money Manager in proper form and in a timely manner with respect to the securities held by the Fund in accordance with the Money Manager's Proxy Policies and Procedures. The Money Manager shall use its best good faith judgment to vote such proxies in a manner which best serves the interests of the Fund's shareholders. The Manager shall provide to the Fund, upon request, a copy of its Proxy Policies and Procedures. The Manager shall provide to the Fund within 45 days after the twelve month period ending June 30 of each year in an electronic format, the information required by Item 1 of Form N-PX under the 1940 Act if it casts any votes by proxy on any securities held by the Fund.

          9. Reports to the Money Manager. Accessor Funds and the Manager shall furnish or otherwise make available to the Money Manager such information relating to the business affairs of Accessor Funds, including periodic reports concerning the Fund, as the Money Manager at any time, or from time to time, may reasonably request in order to discharge its obligations hereunder.

          10. Fees for Services. The compensation of the Money Manager for its services under this Agreement shall be calculated and paid by Accessor Funds in accordance with Exhibit A attached hereto and incorporated by this reference herein. The Money Manager acknowledges that any such fee is payable solely out of assets of the Fund Account.

          11. Other Investment Activities of the Money Manager. Accessor Funds acknowledges that the Money Manager, or one or more of its affiliates, may have investment responsibilities or render investment advice to, or perform other investment advisory services for, other individuals or entities (the "Affiliated Accounts"). Services to be furnished by the Money Manager under this Agreement may be furnished through the medium of any of the Money Manager's partners, officers or employees. Subject to the provisions of paragraph 2 hereof, Accessor Funds agrees that the Money Manager and its affiliates may give advice, exercise investment responsibility and take other action with respect to the Affiliated Accounts which may differ from the advice given or the timing or nature of action taken with respect to the Account, provided that the Money Manager acts in good faith, and provided further that it is the Money Manager's policy to allocate, within its reasonable discretion, investment opportunities to the Account over a period of time on a fair and equitable basis relative to the Affiliated Accounts, taking into account the investment objectives and policies of the Fund and any specific investment restrictions applicable thereto. Accessor Funds acknowledges that one or more of the Affiliated Accounts may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which the Account may have an interest from time to time, whether in transactions which may involve the Account or otherwise. The Money Manager shall have no obligation to acquire for the Account a position in any investment which any Affiliated Account may acquire, and the Fund shall have no first refusal, co-investment or other rights in respect of any such investment, either for the Account or otherwise.

          12. Certificate of Authority. Each of Accessor Funds, the Manager and the Money Manager shall furnish to the others from time to time certified copies of the resolutions of its Board of Directors, Board of Trustees, Managing Partner or executive committee, as the case may be, evidencing the authority of its officers and employees who are authorized to act on behalf of it.

          13. Limitation of Liability. The Money Manager shall not be liable for, and shall be indemnified by Accessor Funds for any action taken, omitted or suffered to be taken by it in its reasonable judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement, or in accordance with (or in the absence of) specific directions or instructions from Accessor Funds or the Manager; provided, however, that such acts or omissions shall not have resulted from the Money Manager's willful misfeasance, bad faith or gross negligence, violation of applicable law, or reckless disregard of its duty or of its obligations hereunder. The rights and obligations that are provided for in this Paragraph 12 shall survive the cancellation, expiration or termination of this Agreement.

          14. Confidentiality. Subject to the right of each money manager and Accessor Funds to comply with applicable law, including any demand or request of any regulatory or taxing authority having jurisdiction over it, the parties hereto shall treat as confidential all information pertaining to the Fund and the actions of each money manager, the Manager and Accessor Funds in respect thereof, other than any such information which is or hereafter becomes ascertainable from public or published information or trade sources. The rights and obligations that are provided for in this Paragraph 13 shall survive the cancellation, expiration or termination of this Agreement.

          15. Use of the Money Manager's Name. Accessor Funds and the Manager agree to furnish the Money Manager at its principal office prior to use thereof copies of all prospectuses, proxy statements, reports to stockholders, sales literature, or other material prepared for distribution to stockholders of Accessor Funds or the public that refer in any way to the Money Manager, and not to use such material if the Money Manager reasonably objects in writing within five business days (or such other time as may be mutually agreed) after receipt thereof. In the event of termination of this Agreement, Accessor Funds and the Manager will continue to furnish to the Money Manager copies of any of the above-mentioned materials that refer in any way to the Money Manager, and will not use such material if the Money Manager reasonably objects in writing within five business days (or such other time as may be mutually agreed) after receipt thereof.

          16. Assignment. No assignment, as that term is defined in Section 2(a)(4) of the 1940 Act, of this Agreement shall be made by the Manager or the Money Manager, and this Agreement shall terminate automatically in the event that it is assigned. The Money Manager shall notify the Manager and Accessor Funds in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the 1940 Act, to enable the Manager and Accessor Funds to consider whether an assignment, as that term is defined in Section 2(a)(4) of the 1940 Act, will occur, and to take the steps necessary to enter into a new money manager agreement with the Money Manager.

          17. Representations, Warranties and Agreements of the Investment Company. Accessor Funds represents, warrants and agrees that:

                    A. The Money Manager has been duly appointed by the Board to provide investment services to the Account as contemplated hereby. Accessor Funds will deliver certified resolutions of its Board authorizing the appointment of the Money Manager with respect to the Fund, and approving the form of this Agreement.

                    B. Accessor Funds will deliver to the Money Manager a true and complete copy of its current prospectuses and Statement of Additional Information as effective from time to time and will deliver all future amendments and supplements, if any, the registration statement under the 1940 Act and the Securities Act of 1933, as amended, on Form N-1A (the "Registration Statement"), as filed with the Securities and Exchange Commission relating to the Fund and shares of the Fund's beneficial shares, and all amendments thereto, the By-Laws of Accessor Funds in effect on the date of this Agreement and as amended from time to time, such other documents or instruments governing the investments of Fund, and such other information as is necessary for the Money Manager to carry out its obligations under this Agreement.

                    C. The organization of Accessor Funds and the conduct of the business of the Fund as contemplated by this Agreement, materially complies, and shall at all times materially comply, with the requirements imposed upon Accessor Funds by applicable law.

          18. Representations, Warranties and Agreements of Manager. Manager represents, warrants and agrees that:

                    A. The Manager acts as an "investment adviser," as that term is defined in Section 2(a)(20) of the 1940 Act, pursuant to a Management Agreement with Accessor Funds.

                    B. The appointment of the Money Manager by the Manager to provide the investment services as contemplated hereby has been approved by the Board.

                    C. The Manager is registered as an "investment adviser" under the Advisers Act.

          19. Representations, Warranties and Agreements of Money Manager. The Money Manager represents, warrants and agrees that:

                    A. The Money Manager is registered as an "investment adviser" under the Advisers Act; or it is a "bank" as defined in
          Section 202(a)(2) of the Advisers Act or an "insurance company" as defined in Section 202(a)(12) of the Advisers Act and is exempt from registration thereunder.

                    B. The Money Manager will maintain, keep current and preserve on behalf of Accessor Funds, the records required to be maintained pursuant to Section 3 of this Agreement and shall timely furnish to the Manager all information relating to the Money Manager's services under this Agreement needed by the Manager to keep the other books and records of the Fund required by the 1940 Act, and the Advisers Act, or any rule or regulation thereunder and Accessor Funds' policies and procedures (as may be amended in writing from time to time), in the manner required by such rule, regulation, policy or procedure. The Money Manager agrees that such records are the property of Accessor Funds and will be surrendered to Accessor Funds promptly upon request. The Money Manager may retain copies of any records surrendered to the Accessor Funds.

                    C. The Money Manager will adopt or has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act, will provide to Accessor Funds a copy of the code of ethics and evidence of its adoption, and will make such reports to Accessor Funds as required by Rule 17j-1 under the 1940 Act. The Money Manager has policies and procedures sufficient to enable the Money Manager to detect and prevent the misuse of material, nonpublic information by the Money Manager or any person associated with the Money Manager, in compliance with the Insider Trading and Securities Fraud Enforcement Act of 1988.

                    D. The Money Manager will notify Accessor Funds of any material changes in the membership of its partnership, including but not limited to any changes in the managing partners or in the partners who manage the Fund, or in the case of a corporation in the ownership of more than five percent of its voting securities, within a reasonable time after such change.

                    E. The Money Manager understands that it may receive certain non-public information about clients of the Manager and Accessor Funds under Section 248.14 of Regulation S-P and understands and agrees that it will disclose that information only as permitted by Section 248.11 of Regulation S-P.

          20. Amendment. This Agreement may be amended at any time, but only by written agreement among the Money Manager, the Manager and the Fund, which amendment must be approved by the Board in the manner required by the 1940 Act.

          21. Effective Date; Term. This Agreement shall become effective for the Fund on the effective date set forth on page 1 of this Agreement, and shall continue in effect until the termination date set forth on page 1 of this Agreement. Thereafter, the Agreement shall continue in effect for successive annual periods only so long as its continuance has been specifically approved at least annually (a) by a vote of a majority of the Board or (b) by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund for which the Money Manager acts as money manager, and in either case by a majority of the directors who are not parties to the Agreement or interested persons of any parties to the Agreement (other than as directors of Accessor Funds) cast in person at a meeting called for purposes of voting on the Agreement.

          22. Termination. This Agreement may be terminated, without the payment of any penalty, by the Board, the Manager, the Money Manager or by the vote of a majority of the outstanding voting securities (as that term is defined in the 1940 Act) of the Fund for which the Money Manager acts as money manager, upon 60 days' prior written notice to the other parties hereto. Any such termination shall not affect the status, obligations or liabilities of any party hereto to any of the other parties that accrued prior to such termination.

          23. Applicable Law. To the extent that state law shall not have been preempted by the provisions of any laws of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the State of Washington. Should any part of this Agreement be held invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. Where the effect of a requirement of the 1940 Act or Advisers Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the Commission, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

          24. Notices. Any notice, advice, or report to be given pursuant to this Agreement shall be delivered or mailed:

                  To the Manager at:         Accessor Capital Management LP
                                             1420 Fifth Avenue, Suite 3600
                                             Seattle, WA  98101
                                             Attention:  Christine Stansbery

                  To Accessor Funds at:      Accessor Funds, Inc.
                                             1420 Fifth Avenue, Suite 3600
                                             Seattle, WA  98101
                                             Attention:  Christine Stansbery

                  To the Money Manager at:   Wellington Management Company, LLP
                                             75 State Street
                                             Boston, MA  02109
                                             Attention:  Legal Department

         25. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

ACCESSOR FUNDS, INC.



BY:
   ------------------------
     Christine J. Stansbery
     Secretary

DATE:
     -------------


ACCESSOR CAPITAL MANAGEMENT LP
By Accessor Capital Corporation, Inc.
Its Managing General Partner


BY:
   ---------------
         J. Anthony Whatley, III
         President

DATE:
     -------------------------------



Accepted and agreed to:


WELLINGTON MANAGEMENT COMPANY, LLP


By:
   -----------------------------------------
         Name:
         Title:

DATE:
     ---------------------------------------

EXHIBITS:
A. Fee Schedule.

                                    EXHIBIT A
                                MONEY MANAGER FEE

         The Fund will pay to the Money Manager as compensation for the Money Manager's services rendered, a fee, computed daily and paid quarterly at the annual rate of 0.25% of the aggregate daily net assets of the Fund. Such fee shall be paid by the Fund and no fees shall be paid to Accessor Capital Management LP under this Agreement. Such fee shall be payable for each quarter within 60 days after the end of each quarter. If the Money Manager shall serve for less than the whole of a quarter, the foregoing compensation shall be prorated.

         The Money Manager voluntarily agrees to waive the portion of such Money Manager Fee due to the Money Manager in excess of an annual rate of 0.10% of the average daily net assets of the Fund, computed daily and paid quarterly, for the period from January 1, 2005 through December 31, 2005. The full Money Manager Fee described in the preceding paragraph shall be payable to the money manager effective January 1, 2006.

                             MONEY MANAGER AGREEMENT

                             Effective Date:      January 1, 2005
                             Termination Date:    One year after Effective Date
                             Fund and Account:    International Equity Fund

J. P. Morgan Fleming Asset
Management (London), Ltd.
Finsbury Dials 20 Finsbury Street
London, England  EC2Y9AQ

         Re:      Accessor Funds, Inc. Money Manager Agreement

Gentlemen:

         Accessor Funds, Inc., a Maryland corporation ("Accessor Funds"), is an open-end management investment company of the series type registered as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and subject to the rules and regulations promulgated thereunder. Accessor Funds issues shares in separate diversified portfolios, each with a different investment objective and policies.

         Accessor Capital Management LP, a Washington limited partnership ("Accessor Capital") acts as manager and administrator of Accessor Funds pursuant to the terms of a Management Agreement, and is an "investment adviser," as that term is defined in Section 2(a)(20) of the 1940 Act, to Accessor Funds. Accessor Capital is responsible for the day-to-day management and administration of Accessor Funds and for the coordination of investments of each portfolio's assets; however, specific portfolio purchases and sales for each portfolio's investment portfolio, or a portion thereof, are to be made by the portfolio management organizations recommended and selected by Accessor Capital, subject to the approval of the Board of Directors of Accessor Funds (the "Board").

         1. Appointment as a Money Manager. Accessor Capital and Accessor Funds ("Accessor") hereby appoint and employ J.P. Morgan Fleming Asset Management (London), Ltd., ("JPMorgan Fleming"), a wholly owned subsidiary of J.P. Morgan Chase & Co ("JPMorgan Chase"), a bank holding company, as a discretionary money manager to Accessor Funds' International Equity Fund, on the terms and conditions set forth herein. The initial funding is approximately $105 million. Accessor Capital determines from time to time that portion of the assets of the International Equity Fund that are to be assigned to JPMorgan Fleming (the "Account"). The Account and those assets of the International Equity Fund managed by Accessor Capital or another money manager as determined by Accessor Capital are referred to as the "Fund".

         2. Acceptance of Appointment; Standard of Performance. JPMorgan Fleming accepts the appointment as a discretionary money manager and agrees to use its best professional judgment to make and implement investment decisions for the Fund with respect to the investments of the Account in accordance with the provisions of this Agreement.

         3. Fund Management Services of JPMorgan Fleming. JPMorgan Fleming is hereby employed and authorized to select portfolio securities for investment by the Fund, to determine to purchase and sell securities for the Account, and upon making any purchase or sale decision, to place orders for the execution of such portfolio transactions in accordance with Accessor Funds' operational procedures, as may be amended in writing by the parties from time to time. In providing portfolio management services to the Account, JPMorgan Fleming shall be subject to such investment restrictions as are set forth in the 1940 Act and rules thereunder, the supervision and control of the Board, such specific instructions as the Board may adopt and communicate to JPMorgan Fleming, the investment objectives, policies and restrictions of the Fund furnished pursuant to paragraph 4, and instructions from Accessor Capital. JPMorgan Fleming shall maintain on behalf of Accessor Funds all accounts, books, records or other documents that are required to be maintained pursuant to the 1940 Act, and the Investment Advisers Act of 1940, as amended (the "Advisers Act"), or any rule or regulation thereunder and Accessor Funds' policies and procedures (as may be amended in writing from time to time). At Accessor Funds' or Accessor Capital's reasonable request (as communicated by the Board or the officers of such entities), JPMorgan Fleming will consult with the officers of Accessor Funds or Accessor Capital, as the case may be, with respect to any decision made by it with respect to the investments of the Account. Accessor Capital shall facilitate the delivery to JPMorgan Fleming on a day-to-day basis of all information that JPMorgan Fleming reasonably requests regarding the Fund to enable JPMorgan Fleming to meet its obligations under this Section of the Agreement.

         4. Investment Objectives, Policies and Restrictions. Accessor Funds shall provide JPMorgan Fleming with a statement of the investment objectives and policies of the Fund and any specific investment restrictions applicable to the Fund and the Account as established by Accessor Funds, including those set forth in its Prospectus as amended from time to time. Accessor Funds retains the right, on reasonable prior written notice to JPMorgan Fleming from Accessor Funds or Accessor Capital, to modify any such objectives, policies or restrictions in any manner at any time. JPMorgan Fleming shall have no duty to investigate any instructions received from Accessor Funds, Accessor Capital, or both, and, absent manifest error, such instructions shall be presumed reasonable. Any information that Accessor has provided to JPMorgan Fleming in relation to this Agreement will be complete and accurate and Accessor agrees to provide any further information properly required by any competent authority.

         5. Transaction Procedures. All transactions will be consummated by payment to or delivery by Accessor Funds' custodian (the "Custodian"), or such depositary or agents as may be designated by the Custodian, as custodian for Accessor Funds, of all cash and/or securities due to or from the Account, and JPMorgan Fleming shall not have possession or custody thereof or any responsibility or liability with respect thereto. JPMorgan Fleming shall advise the Custodian and Alps Mutual Fund Services ("the Fund Accounting Agent") in writing or by electronic transmission or facsimile of all investment orders for the Fund placed by it with broker/dealers at the time and in the manner and as set forth in Accessor Funds' operational procedures, as may be amended in writing from time to time. Accessor Funds shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by JPMorgan Fleming. Accessor Funds shall be responsible for all custodial arrangements and the payment of all custodial charges and fund accounting fees and, upon JPMorgan Fleming giving proper instructions to the Custodian and the Fund Accounting Agent, JPMorgan Fleming shall have no responsibility or liability with respect to such arrangements or the acts, omissions or other conduct of the Custodian or the Fund Accounting Agent.

         6. Allocation of Brokerage. JPMorgan Fleming shall have authority and discretion to select broker/dealers and to establish brokerage accounts with such brokers to execute portfolio transactions initiated by JPMorgan Fleming, and for the selection of the markets on/in which the transaction will be executed.

               A. In doing so, JPMorgan Fleming's primary objective shall be to select a broker/dealer that can be expected to obtain the best net price and execution for Accessor Funds. However, this responsibility shall not be deemed to obligate JPMorgan Fleming to solicit competitive bids for each transaction; and JPMorgan Fleming shall have no obligation to seek the lowest available commission cost to Accessor Funds, so long as JPMorgan Fleming believes in good faith, based upon its knowledge of the capabilities of the firm selected, that the broker/dealer can be expected to obtain the best price on a particular transaction and that the commission cost is reasonable in relation to the total quality and reliability of the brokerage and research services made available by the broker/dealer to JPMorgan Fleming viewed in terms of either that particular transaction or of JPMorgan Fleming's overall responsibilities with respect to its clients, including Accessor Funds, as to which JPMorgan Fleming exercises investment discretion, notwithstanding that Accessor Funds may not be the direct or exclusive beneficiary of any such services or that another broker/dealer may be willing to charge Accessor Funds a lower commission on the particular transaction.

               B. Accessor Funds shall retain the right to request that transactions involving the Account that give rise to brokerage commissions in an annual amount of up to 50% of the Account's executed brokerage commissions, shall be executed by broker/dealers which provide brokerage or research services to Accessor Funds or Accessor Capital, or as to which an ongoing relationship will be of value to Accessor Funds with respect to the Fund, which services and relationship may, but need not, be of direct benefit to the Fund so long as (i) JPMorgan Fleming believes in good faith, based upon its knowledge of the capabilities of the firm selected, that the broker/dealer can be expected to obtain the best price on a particular transaction and (ii) Accessor Funds has determined that the commission cost is reasonable in relation to the total quality and reliability of the brokerage and research services made available to Accessor Funds, or to Accessor Capital for the benefit of its clients for which it exercises investment discretion, notwithstanding that the Fund may not be the direct or exclusive beneficiary of any such service or that another broker/dealer may be willing to charge Accessor Funds a lower commission on the particular transaction. JPMorgan Fleming may reject any request for commission recapture.

                  C. Accessor Funds agrees that it will provide JPMorgan Fleming with a list of broker/dealers that are "affiliated persons" of Accessor Funds and any other money managers for the Fund. Upon receipt of such list, JPMorgan Fleming agrees that it will not execute any portfolio transactions with a broker/dealer that is an "affiliated person" (as defined in the 1940 Act) of Accessor Funds or of any other money manager for the Fund except as permitted by the 1940 Act.

               D. As used in this paragraph 6, "brokerage and research services"
          shall  be  those  services   described  in  Section  28(e)(3)  of  the
          Securities Exchange Act of 1934, as amended.

         7. Transactions with Affiliated Persons of the Funds. The Money Manager is prohibited from consulting with the money manager of another Accessor Fund or the money manager of the portion of the Fund not managed by the Money Manager, if applicable, concerning transactions entered into by the Money Manager (or its affiliates) in accordance with Rule 17a-10, 17e-1, 12d3-1 and 10f-3 of the 1940 Act. Further, for the purposes of Rule 12d3-1 of the 1940 Act, where the Money Manager is one of multiple money managers managing a Fund, the Money Manager's responsibility to providing investment advice is limited to providing investment advice to the portion of the Fund over which it is appointed by Accessor.

         8. Proxies. Unless the Manager gives written instructions to the contrary, the Money Manager shall vote all proxies solicited by or with respect to the issuers of securities held by the Fund. The Money Manager shall use its best good faith judgment to vote such proxies in a manner which best serves the interests of the Fund's shareholders. The Manager shall provide to the Fund, upon request, a copy of its voting policies and procedures if it is required to adopt such policies and procedures. For the year beginning July 1, 2003 and ending June 30, 2004, and for each year thereafter, the Manager shall create and maintain, and provide to the Fund within 45 days after year-end and in an electronic format, the information required by Item 1 of Form N-PX under the 1940 Act if it casts any votes by proxy on any securities held by the Fund.

         9. Reports to JPMorgan Fleming. Accessor Funds and Accessor Capital shall furnish or otherwise make available to JPMorgan Fleming such information relating to the business affairs of Accessor Funds, including periodic reports concerning the Fund, as JPMorgan Fleming at any time, or from time to time, may reasonably request in order to discharge its obligations hereunder.

         10. Reports to Accessor. JPMorgan Fleming shall furnish or otherwise make available to Accessor such information relating to the business affairs of Accessor Funds, including periodic reports concerning the Fund, as Accessor at any time, or from time to time, may reasonably request in order to discharge its obligations hereunder.

          11. Fees for Services. The compensation of JPMorgan Fleming for its services under this Agreement shall be calculated and paid by Accessor Funds in accordance with Exhibit A attached hereto and incorporated by this reference herein. JPMorgan Fleming acknowledges that any such fee is payable solely out of assets of the Fund Account.

          12. Other Investment Activities of JPMorgan Fleming. Accessor Funds acknowledges that JPMorgan Fleming, or any entity controlled by, controlling or under common control with J.P. Morgan Chase & Co., whether directly or indirectly (for the purposes of this definition "control" means ownership of more than 50% of the voting securities of any entity or the ability to elect a majority of the board of directors or other governing body of such entity ("Affiliate"), may have investment responsibilities or render investment advice to, or perform other investment advisory services for, other individuals or entities (the "Affiliated Accounts"). Services to be furnished by JPMorgan Fleming under this Agreement may be furnished through the medium of any of JPMorgan Fleming's partners, officers or employees. Subject to the provisions of paragraph 2 hereof, Accessor Funds agrees that JPMorgan Fleming and its Affiliates may give advice, exercise investment responsibility and take other action with respect to the Affiliated Accounts which may differ from the advice given or the timing or nature of action taken with respect to the Account, provided that JPMorgan Fleming acts in good faith, and provided further that it is JPMorgan Fleming's policy to allocate, within its reasonable discretion, investment opportunities to the Account over a period of time on a fair and equitable basis relative to the Affiliated Accounts, taking into account the investment objectives and policies of the Fund and any specific investment restrictions applicable thereto. Accessor Funds acknowledges that one or more of the Affiliated Accounts may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which the Account may have an interest from time to time, whether in transactions which may involve the Account or otherwise. JPMorgan Fleming shall have no obligation to acquire for the Account a position in any investment which any Affiliated Account may acquire, and the Fund shall have no first refusal, co-investment or other rights in respect of any such investment, either for the Account or otherwise.

          13. Certificate of Authority. Each of Accessor Funds, Accessor Capital and JPMorgan Fleming shall furnish to the others from time to time certified copies of the resolutions of its Board of Directors, Board of Trustees, Managing Partner or executive committee, as the case may be, or Certificates of Incumbency evidencing the authority of its officers and employees who are authorized to act on behalf of it.

          14. Limitation of Liability. JPMorgan Fleming shall not be liable for, and shall be indemnified by Accessor Funds for any action taken, omitted or suffered to be taken by it in its reasonable judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement, or in accordance with (or in the absence

of) specific directions or instructions from Accessor Funds or Accessor Capital; provided, however, that such acts or omissions shall not have resulted from JPMorgan Fleming's willful misfeasance, bad faith or gross negligence, violation of applicable law, or reckless disregard of its duty or of its obligations hereunder. The rights and obligations that are provided for in this Paragraph 14 shall survive the cancellation, expiration or termination of this Agreement.

          15. Confidentiality. Subject to the right of the parties hereto to comply with applicable law, including any demand or request of any regulatory or taxing authority having jurisdiction over it; or as may be necessary in the ordinary course of performing the services and transactions contemplated by this Agreement; or with the written consent of the other party, the parties hereto shall treat as confidential all information pertaining to the Fund and the actions of each money manager, Accessor Capital and Accessor Funds in respect thereof, other than any such information which is (a) known to the party prior to this Agreement; (b) rightfully acquired by the party from third parties whom the party reasonably believes are not under an obligation of confidentiality to the other party to this Agreement; (c) placed in public domain without fault of the party or its affiliates; or (d) independently developed by the party. Accessor acknowledges that from time to time telephone conversations and other communications with Accessor may be taped or monitored by JPMorgan Fleming. The rights and obligations that are provided for in this Paragraph 15 shall survive the cancellation, expiration or termination of this Agreement.

          16. Material Interest. In accordance with the requirements of Financial Services Authority of the United Kingdom ("FSA") Rules, JPMorgan Fleming hereby notifies Accessor that it may effect transactions in which it has, directly or indirectly, a material interest or a relationship with another party, which may involve a potential conflict with JPMorgan Fleming's duty to Accessor. However, JPMorgan Fleming will not enter into any such transaction unless it is permitted by the 1940 Act, FSA rules and any procedures adopted by Accessor Funds.

          17. Use of JPMorgan Fleming's Name. Accessor Funds and Accessor Capital agree to furnish JPMorgan Fleming at its principal office prior to use thereof copies of all prospectuses, proxy statements, reports to stockholders, sales literature, or other material prepared for distribution to stockholders of Accessor Funds or the public that refer in any way to JPMorgan Fleming, and not to use such material if JPMorgan Fleming reasonably objects in writing within seven business days (or such other time as may be mutually agreed) after receipt thereof. In the event of termination of this Agreement, Accessor Funds and Accessor Capital will continue to furnish to JPMorgan Fleming copies of any of the above-mentioned materials that refer in any way to JPMorgan Fleming, and will not use such material if JPMorgan Fleming reasonably objects in writing within -seven business days (or such other time as may be mutually agreed) after receipt thereof.

          18. Assignment. No assignment, as that term is defined in Section 2(a)(4) of the 1940 Act, of this Agreement shall be made by Accessor Capital or JPMorgan Fleming, and this Agreement shall terminate automatically in the event that it is assigned. JPMorgan Fleming shall notify Accessor Capital and Accessor Funds in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the 1940 Act, to enable Accessor Capital and Accessor Funds to consider whether an assignment, as that term is defined in
Section 2(a)(4) of the 1940 Act, will occur, and to take the steps necessary to enter into a new money manager agreement with JPMorgan Fleming.

          19. Representations, Warranties and Agreements of the Investment Company. Accessor Funds represents, warrants and agrees that:

                    A. JPMorgan Fleming has been duly appointed by the Board to provide investment services to the Account as contemplated hereby. Accessor Funds will deliver certified resolutions of its Board authorizing the appointment of JPMorgan Fleming with respect to the Fund, and approving the form of this Agreement.

                    B. Accessor Funds will deliver to JPMorgan Fleming a true and complete copy of its current prospectuses and Statement of Additional Information as effective from time to time and will deliver all future amendments and supplements, if any, the registration statement under the 1940 Act and the Securities Act of 1933, as amended, on Form N-1A (the "Registration Statement"), as filed with the Securities and Exchange Commission relating to the Fund and shares of the Fund's beneficial shares, and all amendments thereto, the By-Laws of Accessor Funds in effect on the date of this Agreement and as amended from time to time, such other documents or instruments governing the investments of Fund, and such other information as is necessary for JPMorgan Fleming to carry out its obligations under this Agreement.

                    C. The organization of Accessor Funds and the conduct of the business of the Fund as contemplated by this Agreement, materially complies, and shall at all times materially comply, with the requirements imposed upon Accessor Funds by applicable law.

          20. Representations, Warranties and Agreements of Accessor Capital. Accessor Capital represents, warrants and agrees that:

                    A. Accessor Capital acts as an "investment adviser," as that term is defined in Section 2(a)(20) of the 1940 Act, pursuant to a Management Agreement with Accessor Funds.

                    B. The appointment of JPMorgan Fleming by Accessor Capital to provide the investment services as contemplated hereby has been approved by the Board.

                    C. Accessor Capital is registered as an "investment adviser" under the Advisers Act.

          21. Representations, Warranties and Agreements of JPMorgan Fleming. JPMorgan Fleming represents, warrants and agrees that:

                    A. JPMorgan Fleming is registered as an "investment adviser" under the Advisers Act. JPMorgan Fleming is also regulated by FSA and nothing in this Agreement shall exclude any liability of JPMorgan Fleming to Accessor arising under rules of the FSA.

                    B. JPMorgan Fleming will maintain, keep current and preserve on behalf of Accessor Funds, the records required to be maintained pursuant to Section 3 of this Agreement and shall timely furnish to Accessor Capital all information relating to JPMorgan Fleming's services under this Agreement needed by Accessor Capital to keep the other books and records of the Fund required by the 1940 Act, and the Advisers Act, or any rule or regulation thereunder and Accessor Funds' policies and procedures (as may be amended in writing from time to time), in the manner required by such rule, regulation, policy or procedure. JPMorgan Fleming agrees that such records are the property of Accessor Funds and will be surrendered to Accessor Funds promptly upon request. JPMorgan Fleming may retain copies of any records surrendered to the Accessor Funds. All services provided by JPMorgan Fleming under this Agreement are provided on the basis that Accessor is an intermediate customer under the rules of the FSA and JPMorgan Fleming shall treat Accessor alone as its client under FSA rules.

                    C. JPMorgan Fleming will adopt or has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940

          Act, will provide to Accessor Funds a copy of the code of ethics and evidence of its adoption, and will make such reports to Accessor Funds as required by Rule 17j-1 under the 1940 Act. Notwithstanding anything to the contrary in Accessor Funds' Code of Ethics ("Accessor Code"), Accessor Funds and Accessor Capital agree that JPMorgan Fleming employees will comply with the Accessor Code only to the extent the Accessor Code is consistent with JPMorgan Fleming's Code of Ethics
          ("JPMorgan Fleming Code"). If, in JPMorgan Fleming's judgment, any provision of the Accessor Code is inconsistent with the JPMorgan Fleming Code, the JPMorgan Fleming Code will control. In addition, JPMorgan Fleming employees will comply with the Accessor Code only with respect to the Account. JPMorgan Fleming has policies and procedures sufficient to enable JPMorgan Fleming to detect and prevent the misuse of material, nonpublic information by JPMorgan Fleming or any person associated with JPMorgan Fleming.

                    D. JPMorgan Fleming shall advise Accessor, the Custodian and the Fund Accounting Agent from time to time in writing as to the employees of JPMorgan Fleming who are responsible for the Investment Management under this Agreement. JPMorgan Fleming shall notify Accessor, the Custodian and the Fund Accounting Agent of any material change in the senior management or in the ownership of JPMorgan Fleming, any change in the manager(s) of the Account and any material change in the nature of JPMorgan Fleming 's principal business.

                    E. JPMorgan Fleming understands that it may receive certain non-public information about clients of Accessor Capital and Accessor Funds under Section 248.14 of Regulation S-P and understands and agrees that it will disclose that information only as permitted by
          Section 248.11 of Regulation S-P.

          22. Amendment. This Agreement may be amended at any time, but only by written agreement among JPMorgan Fleming, Accessor Capital and the Fund, which amendment must be approved by the Board in the manner required by the 1940 Act.

          23. Complaints. Any complaint that Accessor may have relating to any services provided to it by JPMorgan Fleming under this Agreement should in the first instance be made in writing to the compliance officer of JPMorgan Fleming at the address appearing at the head of this Agreement. Subsequently, Accessor may have the right to complain directly to the Financial Ombudsman Service, as set out in the rules of the FSA.

          24. Effective Date; Term. This Agreement shall become effective for the Fund on the effective date set forth on page 1 of this Agreement, and shall continue in effect until the termination date set forth on page 1 of this Agreement. Thereafter, the Agreement shall continue in effect for successive annual periods only so long as its continuance has been specifically approved at least annually (a) by a vote of a majority of the Board or (b) by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund for which JPMorgan Fleming acts as money manager, and in either case by a majority of the directors who are not parties to the Agreement or interested persons of any parties to the Agreement (other than as directors of Accessor Funds) cast in person at a meeting called for purposes of voting on the Agreement.

          25. Termination. This Agreement may be terminated, without the payment of any penalty, by the Board, Accessor Capital, JPMorgan Fleming or by the vote of a majority of the outstanding voting securities (as that term is defined in the 1940 Act) of the Fund, upon 60 days' prior written notice to the other parties hereto. Any such termination shall not affect the status, obligations or liabilities of any party hereto to any of the other parties that accrued prior to such termination.

          26. Applicable Law. To the extent that state law shall not have been preempted by the provisions of any laws of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the State of Washington. Should any part of this Agreement be held invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. Where the effect of a requirement of the 1940 Act or Advisers Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the Commission, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

          27. Force Majeure. None of the parties to this Agreement shall be deemed to be in breach of this Agreement or otherwise liable to the other as a result of any delay, failure or defective performance of its obligations under this Agreement if and to the extent that such delay or failure arises out of causes beyond the control and without the fault or negligence of the party in question. Such causes may include, without limitation, acts of God; any civil commotion or disorder, riot, invasion or war; fire, explosion, storm, flood, earthquake, subsidence, epidemic or other natural physical disaster; power failures, destruction or breakdown of any premises, plant or equipment (including computer systems); strike, lockout or other industrial action; or any action taken by a governmental or public authority of any kind.

          28. Delegation to Third Parties. Except where prohibited by applicable law or regulation, JPMorgan Fleming may delegate any or all of its functions under this Agreement other than its investment advisory responsibilities to it's Affiliates and may employ a third party to perform any accounting, administrative, reporting and ancillary services required to enable JPMorgan Fleming to perform its functions under this Agreement, but JPMorgan Fleming 's liability to Accessor shall not be affected thereby. JPMorgan Fleming will act in good faith and with due diligence in the selection, use and monitoring of third parties.

          29. Compensation. A statement is available from JPMorgan Fleming describing the Accessor's rights to compensation, if any, in the event that JPMorgan Fleming is unable to meet its liabilities.

          30. Entire Agreement. This Agreement constitutes the entire understanding between the parties relating to the Fund and supercedes all prior understandings, arrangements, representations, proposals or communications between the parties, whether written or oral.

          31. Notices. Any notice, advice, or report to be given pursuant to this Agreement shall be delivered or mailed:

                  To Accessor Capital at:   Accessor Capital Management LP
                                            1420 Fifth Avenue, Suite 3600
                                            Seattle, WA  98101
                                            Attention:  Christine Stansbery

                  To Accessor Funds at:     Accessor Funds, Inc.
                                            1420 Fifth Avenue, Suite 3600
                                            Seattle, WA  98101
                                            Attention:  Christine Stansbery

                  To JPMorgan Fleming at:   JPMorgan Fleming Asset Management
                                            (London), Ltd.
                                            Finsbury Dials
                                            20 Finsbury Street
                                            London, England  EC2Y9AQ
                                            Attention:  David RG Patterson

         32. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

ACCESSOR FUNDS, INC.




BY:
   --------------------------------------------------
     Christine J. Stansbery
     Secretary

DATE:
     -------------------------------



Accepted and agreed to:

J.P. MORGAN FLEMING ASSET MANAGEMENT (London) Ltd.


By:
   --------------------------------------------------
         Name:
         Title:

DATE:
     ---------------------------------------



ACCESSOR CAPITAL MANAGEMENT LP
By Accessor Capital Corporation, Inc.
Its Managing General Partner


BY:
   --------------------------------------------------
         Ravindra A. Deo
         Secretary

DATE:
     -------------------------------

EXHIBITS:
A. Fee Schedule.

                                    EXHIBIT A
                                MONEY MANAGER FEE


         The Fund will pay to the Money Manager as compensation for the Money Manager's services rendered, a fee, computed daily and paid quarterly at the annual rate as set forth below of the aggregate average daily net asset value of the Fund:

         0.50% on the first $50,000,000
         0.45% on the next $100,000,000
         0.40% above $150,000,000

         Such fee shall be paid by the Fund and no fees shall be paid to Accessor Capital Management LP under this agreement. Such fee shall be payable for each quarter within 60 days after the end of each quarter. If the Money Manager shall serve for less than the whole of a quarter, the foregoing compensation shall be prorated.

                            MONEY MANAGER AGREEMENT

                            Effective Date:      January 1, 2005

                            Termination Date:  One Year after Effective Date

                            Fund and Account:  ACCESSOR High Yield Bond Fund

Financial Management Advisors, LLC
1900 Avenue of the Stars
Suite 900
Los Angeles, CA  90067

        Re:     Accessor Funds, Inc. Money Manager Agreement

Ladies and Gentlemen:

        Accessor Funds, Inc., a Maryland corporation ("Accessor Funds"), is an open-end management investment company of the series type registered as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and subject to the rules and regulations promulgated thereunder. Accessor Funds issues shares in separate diversified portfolios, each with a different investment objective and policies.

        Accessor Capital Management LP, a Washington limited partnership (the "Accessor Capital" or the "Manager") acts as the manager and administrator of Accessor Funds pursuant to the terms of a Management Agreement, and is an "investment adviser" as that term is defined in Section 2(a)(20) of the 1940 Act, to Accessor Funds. Accessor Capital is responsible for the day-to-day management and administration of Accessor Funds and for the coordination of investments of each portfolio's assets; however, specific portfolio purchases and sales for each portfolio's investment portfolio, or a portion thereof, are to be made by the portfolio management organizations recommended and selected by Accessor Capital, subject to the approval of the Board of Directors of Accessor Funds (the "Board").

        1. Appointment as a Money Manager. Accessor Capital and Accessor Funds hereby appoint and employ Financial Management Advisors LLC, a Delaware limited liability company ("FMA" or the "Money Manager"), as a discretionary money manager to Accessor Funds' High Yield Bond Fund (the "Fund"), on the terms and conditions set forth herein. Accessor Capital shall determine from time to time that portion of the assets of the Fund that are to be assigned to and managed by the FMA (the "Account"). The Account and those assets of the Fund managed by Accessor Capital or another money manager as determined by Accessor Capital are referred to as the "Fund".

        2. Acceptance of Appointment; Standard of Performance. FMA accepts the appointment as a discretionary money manager for the Fund and agrees to use its best professional judgment to make and implement investment decisions for the Fund with respect to the investments of the Account in accordance with the provisions of this Agreement.

        3. Fund Management Services of FMA. FMA is hereby employed and authorized to select portfolio securities for investment by the Fund, to determine to purchase and sell securities for the Account, and upon making any purchase or sale decision, to place orders for the execution of such portfolio transactions in accordance with paragraphs 5 and 6 hereof and Accessor Funds' operational procedures, as may be amended in writing by the parties from time to time. In providing portfolio management services for the Account, FMA shall be subject to such investment restrictions as are set forth in the 1940 Act and rules thereunder, the supervision and control of the Board, such specific written instructions as the Board may adopt and communicate to FMA, the investment objectives, policies and restrictions of the Fund furnished pursuant to paragraph 4, and instructions from Accessor Capital. FMA shall maintain on behalf of the Fund all accounts, books, records or other documents that are required to be maintained pursuant to the 1940 Act, and the Investment Advisers Act of 1940, as amended (the "Advisers Act"), or any rule or regulation thereunder and Accessor Funds' policies and procedures (as may be amended in writing by the parties from time to time). At Accessor Fund's or Accessor Capital's reasonable request (as communicated by the Board or the officers of such entities), FMA will consult with the officers of Accessor Funds or Accessor Capital, as the case may be, with respect to any decision made by it with respect to the investments of the Account.

        4. Investment Objectives, Policies and Restrictions. Accessor Funds shall provide FMA with a written statement of the investment objectives and policies of the Fund and any specific investment restrictions applicable thereto as established by Accessor Funds, including those set forth in its Prospectus as amended from time to time. Accessor Funds retains the right, on reasonable prior written notice to FMA from Accessor Funds or Accessor Capital, to modify any such objectives, policies or restrictions in any manner at any time. FMA shall have no duty to investigate any instructions received from Accessor Funds, Accessor Capital, or both, and, absent manifest error, such instructions shall be presumed reasonable.

        5. Transaction Procedures. All transactions will be consummated by payment to or delivery by Accessor Funds' custodian (the "Custodian"), or such depositary or agents as may be designated by the Custodian, as custodian for the Fund, of all cash and/or securities due to or from the Account, and FMA shall not have possession or custody thereof or any responsibility or liability with respect thereto. FMA shall advise the Custodian in writing or by electronic transmission or facsimile of all investment orders for the Fund placed by it with broker/dealers at the time and in the manner and as set forth in Accessor Fund's operational procedures, as may be amended in writing from time to time. Accessor Funds shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by FMA. Accessor Funds shall be responsible for all custodial arrangements and the payment of all custodial charges and fees and, upon FMA giving proper instructions to the Custodian, FMA shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian.

        6. Allocation of Brokerage. FMA shall have authority and discretion to select brokers/dealers and to establish brokerage accounts with such brokers to execute portfolio transactions initiated by FMA, and for the selection of the markets on/in which the transaction will be executed.

                A. In doing so, FMA's primary objective shall be to select a broker/dealer that can be expected to obtain the best net price and execution for Accessor Funds. However, this responsibility shall not be deemed to obligate FMA to solicit competitive bids for each transaction; and FMA shall have no obligation to seek the lowest available commission cost to Accessor Funds, so long as Money Manager believes in good faith, based upon its knowledge of the capabilities of the firm selected, that the broker or dealer can be expected to obtain the best price on a particular transaction and that the commission cost is reasonable in relation to the total quality and reliability of the brokerage and research services made available by the broker/dealer to FMA viewed in terms of either that particular transaction or of FMA's overall responsibilities with respect to its clients, including Accessor Funds, as to which FMA exercises investment discretion, notwithstanding that Accessor Funds may not be the direct or exclusive beneficiary of any such services or that another broker/dealer may be willing to charge Accessor Funds a lower commission on the particular transaction.

                B. Accessor Funds shall retain the right to request that transactions involving the Account that give rise to brokerage commissions in an annual amount of up to 50% of FMA's executed brokerage commissions, shall be executed by broker/dealers which provide brokerage or research services to Accessor Funds or its Manager, or as to which an ongoing relationship will be of value to Accessor Funds with respect to the Fund, which services and relationship may, but need not, be of direct benefit to the Fund so long as (i) FMA believes in good faith, based upon its knowledge of the capabilities of the firm selected, that the broker/dealer can be expected to obtain the best price on a particular transaction and (ii) Accessor Funds determines that the commission cost is reasonable in relation to the total quality and reliability of the brokerage and research services made available to Accessor Funds, or to Accessor Capital for the benefit of its clients for which it exercises investment discretion, notwithstanding that the Fund may not be the direct or exclusive beneficiary of any such service or that another broker/dealer may be willing to charge Accessor Funds a lower commission on the particular transaction. FMA may reject any request for directed brokerage that does not appear to it to be reasonable. Accessor Capital agrees that it will not consider promotion of or sales of shares of Accessor Funds as a factor in the selection of broker-dealers to execute portfolio transactions.

                C. Accessor Funds agrees that it will provide FMA with a list of broker/dealers that are "affiliated persons" of Accessor Funds and its other money managers. Upon receipt of such list, FMA agrees that it will not execute any portfolio transactions with a broker/dealer that is an "affiliated person" (as defined in the 1940 Act) of Accessor Funds or of any money manager for Accessor Funds except as permitted by the 1940 Act and unless it is in accordance with the procedures of Accessor Funds.

                D. As used in this paragraph 6, "brokerage and research services" shall be those services described in Section 28(e)(3) of the Securities Exchange Act of 1934, as amended.

        7. Transactions with Affiliated Persons of the Funds. The Money Manager is prohibited from consulting with the money manager of another Accessor Fund or the money manager of the portion of the Fund not managed by the Money Manager, if applicable, concerning transactions entered into by the Money Manager (or its affiliates) in accordance with Rule 17a-10, 17e-1, 12d3-1 and 10f-3 of the 1940 Act. Further, for the purposes of Rule 12d3-1 of the 1940 Act, where the Money Manager is one of multiple money managers managing a Fund, the Money Manager's responsibility to providing investment advice is limited to providing investment advice to the portion of the Fund over which it is appointed by Accessor.

        8. Proxies. Unless the Manager gives written instructions to the contrary, the Money Manager shall vote all proxies solicited by or with respect to the issuers of securities held by the Fund. The Money Manager shall use its best good faith judgment to vote such proxies in a manner which best serves the interests of the Fund's shareholders. The Manager shall provide to the Fund, upon request, a copy of its voting policies and procedures if it is required to adopt such policies and procedures. For the year beginning July 1, 2003 and ending June 30, 2004, and for each year thereafter, the Manager shall create and maintain, and provide to the Fund within 45 days after year-end and in an electronic format, the information required by Item 1 of Form N-PX under the 1940 Act if it casts any votes by proxy on any securities held by the Fund.

        9. Reports to FMA. Accessor Funds and Accessor Capital shall furnish or otherwise make available to FMA such information relating to the business affairs of the Fund, including periodic reports concerning the Fund, as FMA at any time, or from time to time, may reasonably request in order to discharge its obligations hereunder.

        10. Fees for Services. The compensation of FMA for its services under this Agreement shall be calculated and paid by Accessor Funds in accordance with Exhibit A attached hereto and incorporated by this reference herein. FMA acknowledges that any such fee is payable solely out of assets of the Fund's Account.

        11. Other Investment Activities of FMA. Accessor Funds acknowledges that FMA, or one or more of its affiliates, may have investment responsibilities or render investment advice to, or perform other investment advisory services for, other individuals or entities, including without limitation, registered investment advisers and private money managers (collectively, the "Affiliated Accounts"). Subject to the provisions of paragraph 2 hereof, Accessor Funds agrees that FMA and its affiliates may give advice, exercise investment responsibility and take other action with respect to the Affiliated Accounts which may differ from the advice given or the timing or nature of action taken with respect to the Account, provided that FMA acts in good faith, and provided further that it is FMA's policy to allocate, within its reasonable discretion, investment opportunities to the Account over a period of time on a fair and equitable basis relative to the Affiliated Accounts, taking into account the investment objectives and policies of the Fund and any specific investment restrictions applicable thereto. Accessor Funds acknowledges that one or more of the Affiliated Accounts may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which the Account may have an interest from time to time, whether in transactions which may involve the Account or otherwise. FMA shall have no obligation to acquire for the Account a position in any investment which any Affiliated Account may acquire, and the Fund shall have no first refusal, co-investment or other rights in respect of any such investment, either for the Account or otherwise.

        12. Certificate of Authority. Each of Accessor Funds, Accessor Capital and FMA shall furnish to the others from time to time certified copies of the resolutions of its Board of Directors, Board of Trustees, Managing Partner or executive committee, as the case may be, evidencing the authority of its officers and employees who are authorized to act on behalf of it.

        13. Limitation of Liability. FMA shall not be liable for, and shall be indemnified by the Fund for any action taken, omitted or suffered to be taken by it in its reasonable judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement, or in accordance with (or in the absence of) specific directions or instructions from Accessor Funds or Accessor Capital; provided, however, that such acts or omissions shall not have resulted from FMA's willful misfeasance, bad faith or gross negligence, violation of applicable law, or reckless disregard of its duty or of its obligations hereunder. The rights and obligations that are provided for in this Paragraph 12 shall survive the cancellation, expiration or termination of this Agreement.

        14. Confidentiality. Subject to the right of FMA, Accessor Capital and Accessor Funds to comply with applicable law, including any demand or request of any regulatory or taxing authority having jurisdiction over it, the parties hereto shall treat as confidential all information pertaining to the Fund and the actions of FMA, Accessor Capital and Accessor Funds in respect thereof, other than any such information which is or hereafter becomes ascertainable from public or published information or trade sources. The rights and obligations that are provided for in this Paragraph 13 shall survive the cancellation, expiration or termination of this Agreement.

        15. Use of FMA's Name. Accessor Funds and Accessor Capital agree to furnish FMA at its principal office prior to use thereof copies of all prospectuses, proxy statements, reports to stockholders, sales literature, or other material prepared for distribution to stockholders of the Fund or the public that refer in any way to FMA, and not to use such material if FMA reasonably objects in writing within three business days (or such other time as may be mutually agreed) after receipt thereof. In the event of termination of this Agreement, the Fund and Accessor Capital will continue to furnish to FMA copies of any of the above-mentioned materials that refer in any way to FMA, and will not use such material if FMA reasonably objects in writing within three business days (or such other time as may be mutually agreed) after receipt thereof.

        16. Assignment. No assignment, as that term is defined in Section 2(a)(4) of the 1940 Act, of this Agreement shall be made by FMA, and this Agreement shall terminate automatically in the event that it is assigned. FMA shall notify Accessor Capital and Accessor Funds in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the 1940 Act, to enable Accessor Capital and Accessor Funds to consider whether an assignment, as that term is defined in Section 2(a)(4) of the 1940 Act, will occur, and to take the steps necessary to enter into a new money manager agreement with FMA.

        17. Representations, Warranties and Agreements of the Investment Company. Accessor Funds represents, warrants and agrees that:

                A. FMA has been duly appointed by the Board to provide investment services to the Account as contemplated hereby.

                B. Accessor Funds will deliver to FMA a true and complete copy of its current prospectuses and Statement of Additional Information as effective from time to time and will deliver all future amendments and supplements, if any, the registration statement under the 1940 Act and the Securities Act of 1933, as amended, on Form N-1A (the "Registration Statement"), as filed with the Securities and Exchange Commission relating to the Fund and shares of the Fund's beneficial shares, and all amendments thereto, as amended from time to time, and such other documents or instruments governing the investments of Fund, and such other information as is necessary for FMA to carry out its obligations under this Agreement.

                C. The organization of Accessor Funds and the conduct of the business of the Fund as contemplated by this Agreement, materially complies, and shall at all times materially comply, with the requirements imposed upon Accessor Funds by applicable law.

        18. Representations, Warranties and Agreements of Manager. Manager represents, warrants and agrees that:

                A. Accessor Capital acts as an "investment adviser," as that term is defined in Section 2(a)(20) of the 1940 Act, pursuant to a Management Agreement with the Accessor Funds.

                B. The appointment of FMA by Accessor Capital to provide the investment services as contemplated hereby has been approved by the Board.

                C. Accessor Capital is registered as an "investment adviser" under the Investment Advisers Act.

                D. Accessor Capital has received and reviewed Money Manager's Form ADV, Part II, more than 48 hours prior to entering into this Agreement.

        19. Representations, Warranties and Agreements of Money Manager. FMA represents, warrants and agrees that:

                A. FMA is registered as an "investment adviser" under the Advisers Act; or it is a "bank" as defined in Section 202(a)(2) of the

        Advisers Act or an "insurance company" as defined in Section 202(a)(12) of the Advisers Act and is exempt from registration thereunder.

                B. FMA will maintain, keep current and preserve on behalf of the Accessor Funds, the records required to be maintained pursuant to
        Section 3 of this Agreement and shall timely furnish to Accessor Capital all information relating to FMA's services under this Agreement needed by Accessor Capital to keep the other books and records of the Fund required by the 1940 Act, the Advisers Act, or any rule or regulation thereunder and Accessor Fund's policy and procedures (as may be amended in writing form time to time), in the manner required by such rule, regulation, policy or procedure. FMA agrees that such records are the property of the Fund and will be surrendered to the Fund promptly upon request.

                C. FMA will adopt or has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act, will provide to the Fund a copy of the code of ethics and evidence of its adoption, and will make such reports to the Fund as required by Rule 17j-1 under the 1940 Act. FMA has policies and procedures sufficient to enable FMA to detect and prevent the misuse of material, nonpublic information by FMA or any person associated with FMA, in compliance with the Insider Trading and Securities Fraud Enforcement Act of 1988.

                D. FMA will notify Accessor Funds of any changes in the general partner(s) of its partnership or in the case of a corporation in the ownership of more than five percent of its voting securities, within a reasonable time after such change.

                E. FMA understands that it may receive certain non public information about clients of Accessor Capital and Accessor Funds under
        Section 248.14 of Regulation S-P and understands and agrees that it will disclose that information only as permitted by Section 248.11 of Regulation S-P.

        20. Amendment. This Agreement may be amended at any time, but only by written agreement among FMA, Accessor Capital and Accessor Funds, which amendment must be approved by the Board in the manner required by the 1940 Act.

        21. Effective Date; Term. This Agreement shall become effective for the Fund on the effective date set forth on page 1 of this Agreement, and shall continue in effect until the termination date set forth on page 1 of this Agreement. Thereafter, the Agreement shall continue in effect for successive annual periods only so long as its continuance has been specifically approved at least annually (a) by a vote of a majority of the Board or (b) by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund for which FMA acts as money manager, and in either case by a majority of the directors who are not parties to the Agreement or interested persons of any parties to the Agreement (other than as directors of the Fund) cast in person at a meeting called for purposes of voting on the Agreement.

        22. Termination. This Agreement may be terminated, without the payment of any penalty, by the Board, Accessor Capital, FMA or by the vote of a majority of the outstanding voting securities (as that term is defined in the 1940 Act) of the Fund for which FMA acts as money manager, upon 60 days' prior written notice to the other parties hereto. Any such termination shall not affect the status, obligations or liabilities of any party hereto to any of the other parties that accrued prior to such termination. Termination by either Accessor Capital or FMA shall not have the effect of canceling orders to purchase or sell securities placed prior to the receipt of written notice of termination.

       23. Applicable Law. To the extent that state law shall not have been preempted by the provisions of any laws of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the State of Washington. Should any part of this Agreement be held invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. Where the effect of a requirement of the 1940 Act or Advisers Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the Commission, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

       24. Entire Agreement. This Agreement constitutes the entire understanding between the parties relating to the Fund and supercedes all prior understandings, arrangements, representations, proposals or communications between the parties, whether written or oral.

       25. Notices. Any notice, advice, or report to be given pursuant to this Agreement shall be delivered or mailed:

                To Accessor Capital at:  Accessor Capital Management LP
                                         1420 Fifth Avenue, Suite 3600
                                         Seattle, WA  98101
                                         Attention:  Christine Stansbery

                To Accessor Funds at:    Accessor Funds, Inc.
                                         1420 Fifth Avenue, Suite 3600
                                         Seattle, WA  98101
                                         Attention:  Christine Stansbery

                To FMA at:               Financial Management Advisors, LLC
                                         1900 Avenue of the Stars
                                         Suite 900
                                         Los Angeles, CA  90067

        26. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

ACCESSOR FUNDS, INC.


BY:
   --------------------------------------------------
     J. Anthony Whatley, III
     President and Principal Executive Officer
DATE:
     ------------------------------------------------

ACCESSOR CAPITAL MANAGEMENT LP
By Accessor Capital Corporation
Its Managing General Partner


BY:
   --------------------------------------------------
     J. Anthony Whatley, III
     President
DATE:
     ------------------------------------------------

Accepted and agreed to:

FINANCIAL MANAGEMENT ADVISORS, LLC



BY:
   --------------------------------------------------
     Name:

     Title
DATE:
     ------------------------------------------------

EXHIBIT:            A.   Fee Schedule.

                                    EXHIBIT A
                               MONEY MANAGER FEE

         The Fund will pay to the Money Manager as compensation for the Money Manager's services rendered, a fee, computed daily and paid quarterly at the annual rate of 0.25% of the aggregate daily net assets of the Fund. Such fee shall be paid by the Fund and no fees shall be paid to Accessor Capital Management LP under this agreement. Such fee shall be payable for each quarter within 60 days after the end of each quarter. If the Money Manager shall serve for less than the whole of a quarter, the foregoing compensation shall be prorated.

                             MONEY MANAGER AGREEMENT

                             Effective Date:      January 1, 2005

                             Termination Date:  One year after Effective Date

                             Fund and Account: ACCESSOR Intermediate
                                               Fixed-Income FUND

Xavier Urpi
President & Chief Investment Officer
Cypress Asset Management
26607 Carmel Center Place, Suite 101
Carmel, CA  93923

        Re:     Accessor Funds, Inc. Money Manager Agreement

Dear Mr. Urpi:

        Accessor Funds, Inc., a Maryland corporation (the "Accessor Funds"), is an open-end management investment company of the series type registered as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and subject to the rules and regulations promulgated thereunder. Accessor Funds issues shares in separate diversified portfolios, each with a different investment objective and policies.

        Accessor Capital Management LP, a Washington limited partnership (the "Manager") acts as the manager and administrator of Accessor Funds pursuant to the terms of a Management Agreement, and is an "investment adviser," as that term is defined in Section 2(a)(20) of the 1940 Act, to Accessor Funds. The Manager is responsible for the day-to-day management and administration of Accessor Funds and for the coordination of investments of each portfolio's assets; however, specific portfolio purchases and sales for each portfolio's investment portfolio, or a portion thereof, are to be made by the portfolio management organizations recommended and selected by the Manager, subject to the approval of the Board of Directors of Accessor Funds (the "Board").

        1. Appointment as a Money Manager. The Manager and Accessor Funds hereby appoint and employ Cypress Asset Management, a California corporation (the "Money Manager"), as a discretionary money manager to Accessor Funds' Intermediate Fixed-Income Fund, on the terms and conditions set forth herein. The Manager determines from time to time that portion of the assets of the Intermediate Fixed-Income Fund that are to be assigned to the Money Manager (the "Account"). The Account and those assets of the Intermediate Fixed-Income Fund managed by the Manager or another money manager as determined by the Manager are referred to as the "Fund".

        2. Acceptance of Appointment; Standard of Performance. The Money Manager accepts the appointment as a discretionary money manager and agrees to use its best professional judgment to make and implement investment decisions for Accessor Funds with respect to the investments of the Account in accordance with the provisions of this Agreement.

        3. Fund Management Services of the Money Manager. The Money Manager is hereby employed and authorized to select portfolio securities for investment by the Fund, to determine to purchase and sell securities for the Account, and upon making any purchase or sale decision, to place orders for the execution of such portfolio transactions in accordance with Accessor Funds' operational procedures, as it may be amended in writing by the parties from time to time). In providing portfolio management services to the Account, the Money Manager shall be subject to such investment restrictions as are set forth in the 1940 Act and rules thereunder, the supervision and control of the Board, such specific instructions as the Board may adopt and communicate to the Money Manager, the investment objectives, policies and restrictions of the Fund furnished pursuant to paragraph 4, and instructions from the Manager. The Money Manager shall maintain on behalf of Accessor Funds all accounts, books, records or other documents that are required to be maintained pursuant to the 1940 Act, and the Investment Advisers Act of 1940, as amended (the "Advisers Act") or any rule or regulation thereunder and Accessor Funds' policies and procedures, as may be amended in writing from time to time. At Accessor Funds's or the Manager's reasonable request (as communicated by the Board or the officers of such entities), the Money Manager will consult with the officers of Accessor Funds or the Manager, as the case may be, with respect to any decision made by it with respect to the investments of the Account.

        4. Investment Objectives, Policies and Restrictions. Accessor Funds shall provide the Money Manager with a statement of the investment objectives and policies of the Fund and any specific investment restrictions applicable thereto as established by Accessor Funds, including those set forth in its Prospectus as amended from time to time. Accessor Funds retains the right, on reasonable prior written notice to the Money Manager from Accessor Funds or the Manager, to modify any such objectives, policies or restrictions in any manner at any time. The Money Manager shall have no duty to investigate any instructions received from Accessor Funds, the Manager, or both, and, absent manifest error, such instructions shall be presumed reasonable.

        5. Transaction Procedures. All transactions will be consummated by payment to or delivery by Accessor Funds' custodian (the "Custodian"), or such depositary or agents as may be designated by the Custodian, as custodian for Accessor Funds, of all cash and/or securities due to or from the Account, and the Money Manager shall not have possession or custody thereof or any responsibility or liability with respect thereto. The Money Manager shall advise the Custodian in writing or by electronic transmission or facsimile of all investment orders for the Fund placed by it with broker/dealers at the time and in the manner and as set forth in Exhibit A hereto. Accessor Funds shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Money Manager. Accessor Funds shall be responsible for all custodial arrangements and the payment of all custodial charges and fees and, upon the Money Manager giving proper instructions to the Custodian, the Money Manager shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian.

        6. Allocation of Brokerage. The Money Manager shall have authority and discretion to select broker/dealers to execute portfolio transactions initiated by the Money Manager, and for the selection of the markets on/in which the transaction will be executed.

                A. In doing so, the Money Manager's primary objective shall be to select a broker/dealer that can be expected to obtain the best net price and execution for Accessor Funds. However, this responsibility shall not be deemed to obligate the Money Manager to solicit competitive bids for each transaction; and the Money Manager shall have no obligation to seek the lowest available commission cost to Accessor Funds, so long as the Money Manager believes in good faith, based upon its knowledge of the capabilities of the firm selected, that the broker/dealer can be expected to obtain the best price on a particular transaction and that the commission cost is reasonable in relation to the total quality and reliability of the brokerage and research services made available by the broker/dealer to the Money Manager viewed in terms of either that particular transaction or of the Money Manager's overall responsibilities with respect to its clients, including Accessor Funds, as to which the Money Manager exercises investment discretion, notwithstanding that Accessor Funds may not be the direct or exclusive beneficiary of any such services or that another broker/dealer may be willing to charge Accessor Funds a lower commission on the particular transaction.

                B. Accessor Funds shall retain the right to request that transactions involving the Account that give rise to brokerage commissions in an annual amount of up to 50% of the Money Manager's executed brokerage commissions, shall be executed by broker/dealers which provide brokerage or research services to Accessor Funds or its Manager, or as to which an ongoing relationship will be of value to Accessor Funds with respect to the Fund, which services and relationship may, but need not, be of direct benefit to the Fund so long as (i) the Money Manager believes in good faith, based upon its knowledge of the capabilities of the firm selected, that the broker/dealer can be expected to obtain the best price on a particular transaction and (ii) Accessor Funds determines that the commission cost is reasonable in relation to the total quality and reliability of the brokerage and research services made available to Accessor Funds, or to the Manager for the benefit of its clients for which it exercises investment discretion, notwithstanding that the Fund may not be the direct or exclusive beneficiary of any such service or that another broker/dealer may be willing to charge Accessor Funds a lower commission on the particular transaction. The Money Manager may reject any request for directed brokerage that does not appear to it to be reasonable.

                C. Accessor Funds agrees that it will provide the Money Manager with a list of broker/dealers which are "affiliated persons" of Accessor Funds and its other money managers. Upon receipt of such list, the Money Manager agrees that it will not execute any portfolio transactions with a broker/dealer which is an "affiliated person" (as defined in the 1940
        Act) of Accessor Funds or of any money manager for Accessor Funds unless it is in accordance with the procedures of Accessor Funds.

                D. As used in this paragraph 6, "brokerage and research services" shall be those services described in Section 28(e)(3) of the Securities Exchange Act of 1934, as amended.

        7. Transactions with Affiliated Persons of the Funds. The Money Manager is prohibited from consulting with the money manager of another Accessor Fund or the money manager of the portion of the Fund not managed by the Money Manager, if applicable, concerning transactions entered into by the Money Manager (or its affiliates) in accordance with Rule 17a-10, 17e-1, 12d3-1 and 10f-3 of the 1940 Act. Further, for the purposes of Rule 12d3-1 of the 1940 Act, where the Money Manager is one of multiple money managers managing a Fund, the Money Manager's responsibility to providing investment advice is limited to providing investment advice to the portion of the Fund over which it is appointed by Accessor.

        8. Proxies. Unless the Manager gives written instructions to the contrary, the Money Manager shall vote all proxies solicited by or with respect to the issuers of securities held by the Fund. The Money Manager shall use its best good faith judgment to vote such proxies in a manner which best serves the interests of the Fund's shareholders. The Manager shall provide to the Fund, upon request, a copy of its voting policies and procedures if it is required to adopt such policies and procedures. For the year beginning July 1, 2003 and ending June 30, 2004, and for each year thereafter, the Manager shall create and maintain, and provide to the Fund within 45 days after year-end and in an electronic format, the information required by Item 1 of Form N-PX under the 1940 Act if it casts any votes by proxy on any securities held by the Fund.

        9. Reports to the Money Manager. Accessor Funds and the Manager shall furnish or otherwise make available to the Money Manager such information relating to the business affairs of Accessor Funds, including periodic reports concerning the Fund, as the Money Manager at any time, or from time to time, may reasonably request in order to discharge its obligations hereunder.

        10. Fees for Services. The compensation of the Money Manager for its services under this Agreement shall be calculated and paid by Accessor Funds in accordance with Exhibit A attached hereto and incorporated by this reference herein. The Money Manager acknowledges that any such fee is payable solely out of assets of the Fund's Account.

        11. Other Investment Activities of the Money Manager. Accessor Funds acknowledges that the Money Manager, or one or more of its affiliates, may have investment responsibilities or render investment advice to, or perform other investment advisory services for, other individuals or entities (the "Affiliated Accounts"). Subject to the provisions of paragraph 2 hereof, Accessor Funds agrees that the Money Manager and its affiliates may give advice, exercise investment responsibility and take other action with respect to the Affiliated Accounts which may differ from the advice given or the timing or nature of action taken with respect to the Account, provided that the Money Manager acts in good faith, and provided further that it is the Money Manager's policy to allocate, within its reasonable discretion, investment opportunities to the Account over a period of time on a fair and equitable basis relative to the Affiliated Accounts, taking into account the investment objectives and policies of the Fund and any specific investment restrictions applicable thereto. Accessor Funds acknowledges that one or more of the Affiliated Accounts may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which the Account may have an interest from time to time, whether in transactions which may involve the Account or otherwise. The Money Manager shall have no obligation to acquire for the Account a position in any investment which any Affiliated Account may acquire, and the Fund shall have no first refusal, co-investment or other rights in respect of any such investment, either for the Account or otherwise.

        12. Certificate of Authority. Each of Accessor Funds, the Manager and the Money Manager shall furnish to the others from time to time certified copies of the resolutions of its Board of Directors, Board of Trustees, Managing Partner or executive committee, as the case may be, evidencing the authority of its officers and employees who are authorized to act on behalf of it.

        13. Limitation of Liability. The Money Manager shall not be liable for, and shall be indemnified by Accessor Funds for any action taken, omitted or suffered to be taken by it in its reasonable judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement, or in accordance with (or in the absence of) specific directions or instructions from Accessor Funds or the Manager; provided, however, that such acts or omissions shall not have resulted from the Money Manager's willful misfeasance, bad faith or gross negligence, violation of applicable law, or reckless disregard of its duty or of its obligations hereunder. The rights and obligations that are provided for in this Paragraph 12 shall survive the cancellation, expiration or termination of this Agreement.

        14. Confidentiality. Subject to the right of each money manager and Accessor Funds to comply with applicable law, including any demand or request of any regulatory or taxing authority having jurisdiction over it, the parties hereto shall treat as confidential all information pertaining to the Fund and the actions of each money manager, the Manager and Accessor Funds in respect thereof, other than any such information which is or hereafter becomes ascertainable from public or published information or trade sources. The rights and obligations that are provided for in this Paragraph 13 shall survive the cancellation, expiration or termination of this Agreement.

        15. Use of the Money Manager's Name. Accessor Funds and the Manager agree to furnish the Money Manager at its principal office prior to use thereof copies of all prospectuses, proxy statements, reports to stockholders, sales literature, or other material prepared for distribution to stockholders of Accessor Funds or the public that refer in any way to the Money Manager, and not to use such material if the Money Manager reasonably objects in writing within three business days (or such other time as may be mutually agreed) after receipt thereof. In the event of termination of this Agreement, Accessor Funds and the Manager will continue to furnish to the Money Manager copies of any of the above-mentioned materials that refer in any way to the Money Manager, and will not use such material if the Money Manager reasonably objects in writing within three business days (or such other time as may be mutually agreed) after receipt thereof.

        16. Assignment. No assignment, as that term is defined in Section 2(a)(4) of the 1940 Act, of this Agreement shall be made by the Money Manager, and this Agreement shall terminate automatically in the event that it is assigned. The Money Manager shall notify the Manager and Accessor Funds in writing sufficiently in advance of any proposed change of control, as defined in
Section 2(a)(9) of the 1940 Act, to enable the Manager and Accessor Funds to consider whether an assignment, as that term is defined in Section 2(a)(4) of the 1940 Act, will occur, and to take the steps necessary to enter into a new money manager agreement with the Money Manager.

        17. Representations, Warranties and Agreements of the Investment Company. Accessor Funds represents, warrants and agrees that:

                A. The Money Manager has been duly appointed by the Board to provide investment services to the Account as contemplated hereby.

                B. Accessor Funds will deliver to the Money Manager a true and complete copy of its current prospectus as effective from time to time, such other documents or instruments governing the investments of Fund, and such other information as is necessary for the Money Manager to carry out its obligations under this Agreement.

                C. The organization of Accessor Funds and the conduct of the business of the Fund as contemplated by this Agreement, materially complies, and shall at all times materially comply, with the requirements imposed upon Accessor Funds by applicable law.

        18. Representations, Warranties and Agreements of Manager. Manager represents, warrants and agrees that:

                A. The Manager acts as an "investment adviser," as that term is defined in Section 2(a)(20) of the 1940 Act, pursuant to a Management Agreement with Accessor Funds.


                B. The appointment of the Money Manager by the Manager to provide the investment services as contemplated hereby has been approved by the Board.

                C. The Manager is registered as an "investment adviser" under the Investment Advisers Act of 1940, as amended (the "Advisers Act").

        19. Representations, Warranties and Agreements of Money Manager. The Money Manager represents, warrants and agrees that:

                A. The Money Manager is registered as an "investment adviser" under the Advisers Act; or it is a "bank" as defined in Section 202(a)(2) of the Advisers Act or an "insurance company" as defined in
        Section 202(a)(12) of the Advisers Act and is exempt from registration thereunder.

                B. The Money Manager will maintain, keep current and preserve on behalf of Accessor Funds, the records required to be maintained pursuant to Section 3 of this Agreement and shall timely furnish to the Manager all information relating to the Money Manager's services under this Agreement needed by the Manager to keep the other books and records of the Fund required by the 1940 Act, and the Advisors Act, or any rule or regulation thereunder and Accessor Funds' policies and procedures (as may be amended in writing from time to time) in the manner required by such rule, regulation, policy or procedure. The Money Manager agrees that such records are the property of Accessor Funds and will be surrendered to Accessor Funds promptly upon request.

                C. The Money Manager will adopt or has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act, will provide to Accessor Funds a copy of the code of ethics and evidence of its adoption, and will make such reports to Accessor Funds as required by Rule 17j-1 under the 1940 Act. The Money Manager has policies and procedures sufficient to enable the Money Manager to detect and prevent the misuse of material, nonpublic information by the Money Manager or any person associated with the Money Manager, in compliance with the Insider Trading and Securities Fraud Enforcement Act of 1988.

                D. The Money Manager will notify Accessor Funds of any changes in the membership of its partnership or in the case of a corporation in the ownership of more than five percent of its voting securities, within a reasonable time after such change.

                E. The Money Manager understands that it may receive certain non-public information about clients of Accessor Capital and Accessor Funds under Section 248.14 of Regulation S-P and understands and agrees that it will disclose that information only as permitted by Section
        248.11 of Regulation S-P.

        20. Amendment. This Agreement may be amended at any time, but only by written agreement among the Money Manager, the Manager and the Fund, which amendment, must be approved by the Board in the manner required by the 1940 Act.

        21. Effective Date; Term. This Agreement shall become effective for the Fund on the effective date set forth on page 1 of this Agreement, and shall continue in effect until the termination date set forth on page 1 of this Agreement. Thereafter, the Agreement shall continue in effect for successive annual periods only so long as its continuance has been specifically approved at least annually (a) by a vote of a majority of the Board or (b) by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund for which the Money Manager acts as money manager, and in either case by a majority of the directors who are not parties to the Agreement or interested persons of any parties to the Agreement (other than as directors of Accessor Funds) cast in person at a meeting called for purposes of voting on the Agreement.

        22. Termination. This Agreement may be terminated, without the payment of any penalty, by the Board, the Manager, the Money Manager or by the vote of a majority of the outstanding voting securities (as that term is defined in the 1940 Act) of the Fund for which the Money Manager acts as money manager, upon 60 days' prior written notice to the other parties hereto. Any such termination shall not affect the status, obligations or liabilities of any party hereto to any of the other parties that accrued prior to such termination.

        23. Applicable Law. To the extent that state law shall not have been preempted by the provisions of any laws of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the State of Washington.

         24. Entire Agreement. This Agreement constitutes the entire understanding between the parties relating to the Fund and supercedes all prior understandings, arrangements, representations, proposals or communications between the parties, whether written or oral.

         25. Notices. Any notice, advice, or report to be given pursuant to this Agreement shall be delivered or mailed:

                  To Accessor Capital at:  Accessor Capital Management LP
                                           1420 Fifth Avenue, Suite 3600
                                           Seattle, WA  98101
                                           Attention:  Christine Stansbery

                  To Accessor Funds at:    Accessor Funds, Inc.
                                           1420 Fifth Avenue, Suite 3600
                                           Seattle, WA  98101
                                           Attention:  Christine Stansbery

                  To Money Manager at:     Cypress Asset Management
                                           26607 Carmel Center Place, Suite 101
                                           Carmel, CA  93923
                                           Attention:  Xavier Urpi

         26. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

ACCESSOR FUNDS, INC.



BY:
   -----------------
     Ravindra A. Deo
     Vice President
DATE:
     -------------------------------------------


Accepted and agreed to:

CYPRESS ASSET MANAGEMENT


By:
   -----------------------------------------
     Xavier Urpi
     President & Chief Investment Officer
DATE:
     ----------------------------------------------------------------


ACCESSOR CAPITAL
MANAGEMENT LP
By Accessor Capital Corporation
Its Managing General Partner


BY:
   -----------------
     J. Anthony Whatley, III
     President
DATE:
     -------------------------------------------

EXHIBITS:           A.  Fee Schedule.

                                    EXHIBIT A
                                MONEY MANAGER FEE

         The Fund will pay to the Money Manager as compensation for the Money Manager's services rendered, a fee, computed daily and paid quarterly at the annual rate of 0.10% of the aggregate daily net assets of the Fund. Such fee shall be paid by the Fund and no fees shall be paid to Accessor Capital Management LP under this agreement. Such fee shall be payable for each quarter within 60 days after the end of each quarter. If the Money Manager shall serve for less than the whole of a quarter, the foregoing compensation shall be prorated.

                             MONEY MANAGER AGREEMENT

                             Effective Date:      January 1, 2005

                             Termination Date:  One year after Effective Date

                             Fund and Account: ACCESSOR
                             Short-Intermediate Fixed-Income FUND

Xavier Urpi
President & Chief Investment Officer
Cypress Asset Management
26607 Carmel Center Place, Suite 101
Carmel, CA  93923

        Re:     Accessor Funds, Inc. Money Manager Agreement

Dear Mr. Urpi:

        Accessor Funds, Inc., a Maryland corporation (the "Accessor Funds"), is an open-end management investment company of the series type registered as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and subject to the rules and regulations promulgated thereunder. Accessor Funds issues shares in separate diversified portfolios, each with a different investment objective and policies.

        Accessor Capital Management LP, a Washington limited partnership (the "Manager") acts as the manager and administrator of Accessor Funds pursuant to the terms of a Management Agreement, and is an "investment adviser," as that term is defined in Section 2(a)(20) of the 1940 Act, to Accessor Funds. The Manager is responsible for the day-to-day management and administration of Accessor Funds and for the coordination of investments of each portfolio's assets; however, specific portfolio purchases and sales for each portfolio's investment portfolio, or a portion thereof, are to be made by the portfolio management organizations recommended and selected by the Manager, subject to the approval of the Board of Directors of Accessor Funds (the "Board").

        1. Appointment as a Money Manager. The Manager and Accessor Funds hereby appoint and employ Cypress Asset Management, a California corporation (the "Money Manager"), as a discretionary money manager to Accessor Funds' Short-Intermediate Fixed-Income Fund, on the terms and conditions set forth herein. The Manager determines from time to time that portion of the assets of the Short-Intermediate Fixed-Income Fund that are to be assigned to the Money Manager (the "Account"). The Account and those assets of the Short-Intermediate Fixed-Income Fund managed by the Manager or another money manager as determined by the Manager are referred to as the "Fund".

        2. Acceptance of Appointment; Standard of Performance. The Money Manager accepts the appointment as a discretionary money manager and agrees to use its best professional judgment to make and implement investment decisions for Accessor Funds with respect to the investments of the Account in accordance with the provisions of this Agreement.

        3. Fund Management Services of the Money Manager. The Money Manager is hereby employed and authorized to select portfolio securities for investment by the Fund, to determine to purchase and sell securities for the Account, and upon making any purchase or sale decision, to place orders for the execution of such portfolio transactions in accordance with Accessor Funds' operational procedures, as it may be amended in writing by the parties from time to time). In providing portfolio management services to the Account, the Money Manager shall be subject to such investment restrictions as are set forth in the 1940 Act and rules thereunder, the supervision and control of the Board, such specific instructions as the Board may adopt and communicate to the Money Manager, the investment objectives, policies and restrictions of the Fund furnished pursuant to paragraph 4, and instructions from the Manager. The Money Manager shall maintain on behalf of Accessor Funds all accounts, books, records or other documents that are required to be maintained pursuant to the 1940 Act, and the Investment Advisers Act of 1940, as amended (the "Advisers Act") or any rule or regulation thereunder and Accessor Funds' policies and procedures, as may be amended in writing from time to time. At Accessor Funds' or the Manager's reasonable request (as communicated by the Board or the officers of such entities), the Money Manager will consult with the officers of Accessor Funds or the Manager, as the case may be, with respect to any decision made by it with respect to the investments of the Account.

        4. Investment Objectives, Policies and Restrictions. Accessor Funds shall provide the Money Manager with a statement of the investment objectives and policies of the Fund and any specific investment restrictions applicable thereto as established by Accessor Funds, including those set forth in its Prospectus as amended from time to time. Accessor Funds retains the right, on reasonable prior written notice to the Money Manager from Accessor Funds or the Manager, to modify any such objectives, policies or restrictions in any manner at any time. The Money Manager shall have no duty to investigate any instructions received from Accessor Funds, the Manager, or both, and, absent manifest error, such instructions shall be presumed reasonable.

        5. Transaction Procedures. All transactions will be consummated by payment to or delivery by Accessor Funds' custodian (the "Custodian"), or such depositary or agents as may be designated by the Custodian, as custodian for Accessor Funds, of all cash and/or securities due to or from the Account, and the Money Manager shall not have possession or custody thereof or any responsibility or liability with respect thereto. The Money Manager shall advise the Custodian in writing or by electronic transmission or facsimile of all investment orders for the Fund placed by it with broker/dealers at the time and in the manner and as set forth in Exhibit A hereto. Accessor Funds shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Money Manager. Accessor Funds shall be responsible for all custodial arrangements and the payment of all custodial charges and fees and, upon the Money Manager giving proper instructions to the Custodian, the Money Manager shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian.

        6. Allocation of Brokerage. The Money Manager shall have authority and discretion to select broker/dealers to execute portfolio transactions initiated by the Money Manager, and for the selection of the markets on/in which the transaction will be executed.

                A. In doing so, the Money Manager's primary objective shall be to select a broker/dealer that can be expected to obtain the best net price and execution for Accessor Funds. However, this responsibility shall not be deemed to obligate the Money Manager to solicit competitive bids for each transaction; and the Money Manager shall have no obligation to seek the lowest available commission cost to Accessor Funds, so long as the Money Manager believes in good faith, based upon its knowledge of the capabilities of the firm selected, that the broker/dealer can be expected to obtain the best price on a particular transaction and that the commission cost is reasonable in relation to the total quality and reliability of the brokerage and research services made available by the broker/dealer to the Money Manager viewed in terms of either that particular transaction or of the Money Manager's overall responsibilities with respect to its clients, including Accessor Funds, as to which the Money Manager exercises investment discretion, notwithstanding that Accessor Funds may not be the direct or exclusive beneficiary of any such services or that another broker/dealer may be willing to charge Accessor Funds a lower commission on the particular transaction.

                B. Accessor Funds shall retain the right to request that transactions involving the Account that give rise to brokerage commissions in an annual amount of up to 50% of the Money Manager's executed brokerage commissions, shall be executed by broker/dealers which provide brokerage or research services to Accessor Funds or its Manager, or as to which an ongoing relationship will be of value to Accessor Funds with respect to the Fund, which services and relationship may, but need not, be of direct benefit to the Fund so long as (i) the Money Manager believes in good faith, based upon its knowledge of the capabilities of the firm selected, that the broker/dealer can be expected to obtain the best price on a particular transaction and (ii) Accessor Funds determines that the commission cost is reasonable in relation to the total quality and reliability of the brokerage and research services made available to Accessor Funds, or to the Manager for the benefit of its clients for which it exercises investment discretion, notwithstanding that the Fund may not be the direct or exclusive beneficiary of any such service or that another broker/dealer may be willing to charge Accessor Funds a lower commission on the particular transaction. The Money Manager may reject any request for directed brokerage that does not appear to it to be reasonable.

                C. Accessor Funds agrees that it will provide the Money Manager with a list of broker/dealers which are "affiliated persons" of Accessor Funds and its other money managers. Upon receipt of such list, the Money Manager agrees that it will not execute any portfolio transactions with a broker/dealer which is an "affiliated person" (as defined in the 1940
        Act) of Accessor Funds or of any money manager for Accessor Funds unless it is in accordance with the procedures of Accessor Funds.

                D. As used in this paragraph 6, "brokerage and research services" shall be those services described in Section 28(e)(3) of the Securities Exchange Act of 1934, as amended.

        7. Transactions with Affiliated Persons of the Funds. The Money Manager is prohibited from consulting with the money manager of another Accessor Fund or the money manager of the portion of the Fund not managed by the Money Manager, if applicable, concerning transactions entered into by the Money Manager (or its affiliates) in accordance with Rule 17a-10, 17e-1, 12d3-1 and 10f-3 of the 1940 Act. Further, for the purposes of Rule 12d3-1 of the 1940 Act, where the Money Manager is one of multiple money managers managing a Fund, the Money Manager's responsibility to providing investment advice is limited to providing investment advice to the portion of the Fund over which it is appointed by Accessor.

        8. Proxies. Unless the Manager gives written instructions to the contrary, the Money Manager shall vote all proxies solicited by or with respect to the issuers of securities held by the Fund. The Money Manager shall use its best good faith judgment to vote such proxies in a manner which best serves the interests of the Fund's shareholders. The Manager shall provide to the Fund, upon request, a copy of its voting policies and procedures if it is required to adopt such policies and procedures. For the year beginning July 1, 2003 and ending June 30, 2004, and for each year thereafter, the Manager shall create and maintain, and provide to the Fund within 45 days after year-end and in an electronic format, the information required by Item 1 of Form N-PX under the 1940 Act if it casts any votes by proxy on any securities held by the Fund.

        9. Reports to the Money Manager. Accessor Funds and the Manager shall furnish or otherwise make available to the Money Manager such information relating to the business affairs of Accessor Funds, including periodic reports concerning the Fund, as the Money Manager at any time, or from time to time, may reasonably request in order to discharge its obligations hereunder.

        10. Fees for Services. The compensation of the Money Manager for its services under this Agreement shall be calculated and paid by Accessor Funds in accordance with Exhibit A attached hereto and incorporated by this reference herein. The Money Manager acknowledges that any such fee is payable solely out of assets of the Fund's Account.

        11. Other Investment Activities of the Money Manager. Accessor Funds acknowledges that the Money Manager, or one or more of its affiliates, may have investment responsibilities or render investment advice to, or perform other investment advisory services for, other individuals or entities (the "Affiliated Accounts"). Subject to the provisions of paragraph 2 hereof, Accessor Funds agrees that the Money Manager and its affiliates may give advice, exercise investment responsibility and take other action with respect to the Affiliated Accounts which may differ from the advice given or the timing or nature of action taken with respect to the Account, provided that the Money Manager acts in good faith, and provided further that it is the Money Manager's policy to allocate, within its reasonable discretion, investment opportunities to the Account over a period of time on a fair and equitable basis relative to the Affiliated Accounts, taking into account the investment objectives and policies of the Fund and any specific investment restrictions applicable thereto. Accessor Funds acknowledges that one or more of the Affiliated Accounts may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which the Account may have an interest from time to time, whether in transactions which may involve the Account or otherwise. The Money Manager shall have no obligation to acquire for the Account a position in any investment which any Affiliated Account may acquire, and the Fund shall have no first refusal, co-investment or other rights in respect of any such investment, either for the Account or otherwise.

        12. Certificate of Authority. Each of Accessor Funds, the Manager and the Money Manager shall furnish to the others from time to time certified copies of the resolutions of its Board of Directors, Board of Trustees, Managing Partner or executive committee, as the case may be, evidencing the authority of its officers and employees who are authorized to act on behalf of it.

        13. Limitation of Liability. The Money Manager shall not be liable for, and shall be indemnified by Accessor Funds for any action taken, omitted or suffered to be taken by it in its reasonable judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement, or in accordance with (or in the absence of) specific directions or instructions from Accessor Funds or the Manager; provided, however, that such acts or omissions shall not have resulted from the Money Manager's willful misfeasance, bad faith or gross negligence, violation of applicable law, or reckless disregard of its duty or of its obligations hereunder. The rights and obligations that are provided for in this Paragraph 12 shall survive the cancellation, expiration or termination of this Agreement.

        14. Confidentiality. Subject to the right of each money manager and Accessor Funds to comply with applicable law, including any demand or request of any regulatory or taxing authority having jurisdiction over it, the parties hereto shall treat as confidential all information pertaining to the Fund and the actions of each money manager, the Manager and Accessor Funds in respect thereof, other than any such information which is or hereafter becomes ascertainable from public or published information or trade sources. The rights and obligations that are provided for in this Paragraph 13 shall survive the cancellation, expiration or termination of this Agreement.

        15. Use of the Money Manager's Name. Accessor Funds and the Manager agree to furnish the Money Manager at its principal office prior to use thereof copies of all prospectuses, proxy statements, reports to stockholders, sales literature, or other material prepared for distribution to stockholders of Accessor Funds or the public that refer in any way to the Money Manager, and not to use such material if the Money Manager reasonably objects in writing within three business days (or such other time as may be mutually agreed) after receipt thereof. In the event of termination of this Agreement, Accessor Funds and the Manager will continue to furnish to the Money Manager copies of any of the above-mentioned materials that refer in any way to the Money Manager, and will not use such material if the Money Manager reasonably objects in writing within three business days (or such other time as may be mutually agreed) after receipt thereof.

        16. Assignment. No assignment, as that term is defined in Section 2(a)(4) of the 1940 Act, of this Agreement shall be made by the Money Manager, and this Agreement shall terminate automatically in the event that it is assigned. The Money Manager shall notify the Manager and Accessor Funds in writing sufficiently in advance of any proposed change of control, as defined in
Section 2(a)(9) of the 1940 Act, to enable the Manager and Accessor Funds to consider whether an assignment, as that term is defined in Section 2(a)(4) of the 1940 Act, will occur, and to take the steps necessary to enter into a new money manager agreement with the Money Manager.

        17. Representations, Warranties and Agreements of the Investment Company. Accessor Funds represents, warrants and agrees that:

                A. The Money Manager has been duly appointed by the Board to provide investment services to the Account as contemplated hereby.

                B. Accessor Funds will deliver to the Money Manager a true and complete copy of its current prospectus as effective from time to time, such other documents or instruments governing the investments of Fund, and such other information as is necessary for the Money Manager to carry out its obligations under this Agreement.

                C. The organization of Accessor Funds and the conduct of the business of the Fund as contemplated by this Agreement, materially complies, and shall at all times materially comply, with the requirements imposed upon Accessor Funds by applicable law.

        18. Representations, Warranties and Agreements of Manager. Manager represents, warrants and agrees that:

                A. The Manager acts as an "investment adviser," as that term is defined in Section 2(a)(20) of the 1940 Act, pursuant to a Management Agreement with Accessor Funds.


                B. The appointment of the Money Manager by the Manager to provide the investment services as contemplated hereby has been approved by the Board.

                C. The Manager is registered as an "investment adviser" under the Investment Advisers Act of 1940, as amended (the "Advisers Act").

        19. Representations, Warranties and Agreements of Money Manager. The Money Manager represents, warrants and agrees that:

                A. The Money Manager is registered as an "investment adviser" under the Advisers Act; or it is a "bank" as defined in Section 202(a)(2) of the Advisers Act or an "insurance company" as defined in
        Section 202(a)(12) of the Advisers Act and is exempt from registration thereunder.

                B. The Money Manager will maintain, keep current and preserve on behalf of Accessor Funds, the records required to be maintained pursuant to Section 3 of this Agreement and shall timely furnish to the Manager all information relating to the Money Manager's services under this Agreement needed by the Manager to keep the other books and records of the Fund required by the 1940 Act, and the Advisors Act, or any rule or regulation thereunder and Accessor Funds' policies and procedures (as may be amended in writing from time to time) in the manner required by such rule, regulation, policy or procedure. The Money Manager agrees that such records are the property of Accessor Funds and will be surrendered to Accessor Funds promptly upon request.

                C. The Money Manager will adopt or has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act, will provide to Accessor Funds a copy of the code of ethics and evidence of its adoption, and will make such reports to Accessor Funds as required by Rule 17j-1 under the 1940 Act. The Money Manager has policies and procedures sufficient to enable the Money Manager to detect and prevent the misuse of material, nonpublic information by the Money Manager or any person associated with the Money Manager, in compliance with the Insider Trading and Securities Fraud Enforcement Act of 1988.

                D. The Money Manager will notify Accessor Funds of any changes in the membership of its partnership or in the case of a corporation in the ownership of more than five percent of its voting securities, within a reasonable time after such change.

                E. The Money Manager understands that it may receive certain non-public information about clients of Accessor Capital and Accessor Funds under Section 248.14 of Regulation S-P and understands and agrees that it will disclose that information only as permitted by Section
        248.11 of Regulation S-P.

        20. Amendment. This Agreement may be amended at any time, but only by written agreement among the Money Manager, the Manager and the Fund, which amendment, must be approved by the Board in the manner required by the 1940 Act.

        21. Effective Date; Term. This Agreement shall become effective for the Fund on the effective date set forth on page 1 of this Agreement, and shall continue in effect until the termination date set forth on page 1 of this Agreement. Thereafter, the Agreement shall continue in effect for successive annual periods only so long as its continuance has been specifically approved at least annually (a) by a vote of a majority of the Board or (b) by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund for which the Money Manager acts as money manager, and in either case by a majority of the directors who are not parties to the Agreement or interested persons of any parties to the Agreement (other than as directors of Accessor Funds) cast in person at a meeting called for purposes of voting on the Agreement.

        22. Termination. This Agreement may be terminated, without the payment of any penalty, by the Board, the Manager, the Money Manager or by the vote of a majority of the outstanding voting securities (as that term is defined in the 1940 Act) of the Fund for which the Money Manager acts as money manager, upon 60 days' prior written notice to the other parties hereto. Any such termination shall not affect the status, obligations or liabilities of any party hereto to any of the other parties that accrued prior to such termination.

        23. Applicable Law. To the extent that state law shall not have been preempted by the provisions of any laws of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the State of Washington.

         24. Entire Agreement. This Agreement constitutes the entire understanding between the parties relating to the Fund and supercedes all prior understandings, arrangements, representations, proposals or communications between the parties, whether written or oral.

         25. Notices. Any notice, advice, or report to be given pursuant to this Agreement shall be delivered or mailed:

                  To Accessor Capital at: Accessor Capital Management LP
                                          1420 Fifth Avenue, Suite 3600
                                          Seattle, WA  98101
                                          Attention:  Christine Stansbery

                  To Accessor Funds at:   Accessor Funds, Inc.
                                          1420 Fifth Avenue, Suite 3600
                                          Seattle, WA  98101
                                          Attention:  Christine Stansbery

                  To Money Manager at:    Cypress Asset Management
                                          26607 Carmel Center Place, Suite 101
                                          Carmel, CA  93923
                                          Attention:  Xavier Urpi

         26. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

ACCESSOR FUNDS, INC.



BY:
   -----------------
     Ravindra A. Deo
     Vice President
DATE:
     -------------------------------------------


Accepted and agreed to:

CYPRESS ASSET MANAGEMENT


By:
   -----------------------------------------
     Xavier Urpi
     President & Chief Investment Officer
DATE:
     ----------------------------------------------------------------


ACCESSOR CAPITAL
MANAGEMENT LP
By Accessor Capital Corporation
Its Managing General Partner


BY:
   -----------------
     J. Anthony Whatley, III
     President
DATE:
     -------------------------------------------

EXHIBITS:           A.  Fee Schedule.

                                    EXHIBIT A
                                MONEY MANAGER FEE

         The Fund will pay to the Money Manager as compensation for the Money Manager's services rendered, a fee, computed daily and paid quarterly at the annual rate of 0.10% of the aggregate daily net assets of the Fund. Such fee shall be paid by the Fund and no fees shall be paid to Accessor Capital Management LP under this agreement. Such fee shall be payable for each quarter within 60 days after the end of each quarter. If the Money Manager shall serve for less than the whole of a quarter, the foregoing compensation shall be prorated.

                             MONEY MANAGER AGREEMENT

                                           Effective Date:      January 1, 2005
                                           Termination Date:    June 30, 2005
                                           Fund and Account:
                                           MORTGAGE SECURITIES FUND

BlackRock Financial Management Inc.
40 East 52nd Street
New York, NY  10022

        Re:     Accessor Funds, Inc. Money Manager Agreement

Ladies and Gentlemen:

        Accessor Funds, Inc., a Maryland corporation (the "Accessor Funds"), is an open-end management investment company of the series type registered as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and subject to the rules and regulations promulgated thereunder. Accessor Funds issues shares in separate diversified portfolios, each with a different investment objective and policies.

        Accessor Capital Management LP, a Washington limited partnership (the "Manager") acts as the manager and administrator of Accessor Funds pursuant to the terms of a Management Agreement, and is an "investment adviser," as that term is defined in Section 2(a)(20) of the 1940 Act, to Accessor Funds. The Manager is responsible for the day-to-day management and administration of Accessor Funds and for the coordination of investments of each portfolio's assets; however, specific portfolio purchases and sales for each portfolio's investment portfolio, or a portion thereof, are to be made by the portfolio management organizations recommended and selected by the Manager, subject to the approval of the Board of Directors of Accessor Funds (the "Board").

        1. Appointment as a Money Manager. The Manager and Accessor Funds hereby appoint and employ BlackRock Financial Management, Inc., a Delaware corporation (the "Money Manager"), as a discretionary money manager to Accessor Funds's Mortgage Securities Fund, on the terms and conditions set forth herein. The Manager determines from time to time that portion of the assets of the Mortgage Securities Fund that are to be assigned to the Money Manager (the "Account"). The Account and those assets of the Mortgage Securities Fund managed by the Manager or another money manager as determined by the Manager are referred to as the "Fund".

        2. Acceptance of Appointment; Standard of Performance. The Money Manager accepts the appointment as a discretionary money manager and agrees to use its best professional judgment to make and implement investment decisions for Accessor Funds with respect to the investments of the Account in accordance with the provisions of this Agreement.

        3. Fund Management Services of the Money Manager. The Money Manager is hereby employed and authorized to select portfolio securities for investment by the Fund, to determine to purchase and sell securities for the Account, and upon making any purchase or sale decision, to place orders for the execution of such portfolio transactions in accordance with Accessor Funds' operational procedures, as it may be amended in writing by the parties from time to time). In providing portfolio management services to the Account, the Money Manager shall be subject to such investment restrictions as are set forth in the 1940 Act and rules thereunder, the supervision and control of the Board, such specific instructions as the Board may adopt and communicate to the Money Manager, the investment objectives, policies and restrictions of the Fund furnished pursuant to paragraph 4, and instructions from the Manager. The Money Manager shall maintain on behalf of Accessor Funds all accounts, books, records or other documents that are required to be maintained pursuant to the 1940 Act, and the Investment Advisers Act of 1940, as amended (the "Advisers Act") or any rule or regulation thereunder and Accessor Funds' policies and procedures, as may be amended in writing from time to time. At Accessor Funds's or the Manager's reasonable request (as communicated by the Board or the officers of such entities), the Money Manager will consult with the officers of Accessor Funds or the Manager, as the case may be, with respect to any decision made by it with respect to the investments of the Account.

        4. Investment Objectives, Policies and Restrictions. Accessor Funds shall provide the Money Manager with a statement of the investment objectives and policies of the Fund and any specific investment restrictions applicable thereto as established by Accessor Funds, including those set forth in its Prospectus as amended from time to time. Accessor Funds retains the right, on reasonable prior written notice to the Money Manager from Accessor Funds or the Manager, to modify any such objectives, policies or restrictions in any manner at any time. The Money Manager shall have no duty to investigate any instructions received from Accessor Funds, the Manager, or both, and, absent manifest error, such instructions shall be presumed reasonable.

        5. Transaction Procedures. All transactions will be consummated by payment to or delivery by Accessor Funds's custodian (the "Custodian"), or such depositary or agents as may be designated by the Custodian, as custodian for Accessor Funds, of all cash and/or securities due to or from the Account, and the Money Manager shall not have possession or custody thereof or any responsibility or liability with respect thereto. The Money Manager shall advise the Custodian in writing or by electronic transmission or facsimile of all investment orders for the Fund placed by it with broker/dealers at the time and in the manner and as set forth in Exhibit A hereto. Accessor Funds shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Money Manager. Accessor Funds shall be responsible for all custodial arrangements and the payment of all custodial charges and fees and, upon the Money Manager giving proper instructions to the Custodian, the Money Manager shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian.

        6. Allocation of Brokerage. The Money Manager shall have authority and discretion to select broker/dealers to execute portfolio transactions initiated by the Money Manager, and for the selection of the markets on/in which the transaction will be executed.

                A. In doing so, the Money Manager's primary objective shall be to select a broker/dealer that can be expected to obtain the best net price and execution for Accessor Funds. However, this responsibility shall not be deemed to obligate the Money Manager to solicit competitive bids for each transaction; and the Money Manager shall have no obligation to seek the lowest available commission cost to Accessor Funds, so long as the Money Manager believes in good faith, based upon its knowledge of the capabilities of the firm selected, that the broker/dealer can be expected to obtain the best price on a particular transaction and that the commission cost is reasonable in relation to the total quality and reliability of the brokerage and research services made available by the broker/dealer to the Money Manager viewed in terms of either that particular transaction or of the Money Manager's overall responsibilities with respect to its clients, including Accessor Funds, as to which the Money Manager exercises investment discretion, notwithstanding that Accessor Funds may not be the direct or exclusive beneficiary of any such services or that another broker/dealer may be willing to charge Accessor Funds a lower commission on the particular transaction.

                B. Accessor Funds shall retain the right to request that transactions involving the Account that give rise to brokerage commissions in an annual amount of up to 50% of the Money Manager's executed brokerage commissions, shall be executed by broker/dealers which provide brokerage or research services to Accessor Funds or its Manager, or as to which an ongoing relationship will be of value to Accessor Funds with respect to the Fund, which services and relationship may, but need not, be of direct benefit to the Fund so long as (i) the Money Manager believes in good faith, based upon its knowledge of the capabilities of the firm selected, that the broker/dealer can be expected to obtain the best price on a particular transaction and (ii) Accessor Funds determines that the commission cost is reasonable in relation to the total quality and reliability of the brokerage and research services made available to Accessor Funds, or to the Manager for the benefit of its clients for which it exercises investment discretion, notwithstanding that the Fund may not be the direct or exclusive beneficiary of any such service or that another broker/dealer may be willing to charge Accessor Funds a lower commission on the particular transaction. The Money Manager may reject any request for directed brokerage that does not appear to it to be reasonable.

                C. Accessor Funds agrees that it will provide the Money Manager with a list of broker/dealers which are "affiliated persons" of Accessor Funds and its other money managers. Upon receipt of such list, the Money Manager agrees that it will not execute any portfolio transactions with a broker/dealer which is an "affiliated person" (as defined in the 1940
        Act) of Accessor Funds or of any money manager for Accessor Funds unless it is in accordance with the procedures of Accessor Funds.

                D. As used in this paragraph 6, "brokerage and research services" shall be those services described in Section 28(e)(3) of the Securities Exchange Act of 1934, as amended.

        7. Transactions with Affiliated Persons of the Funds. The Money Manager is prohibited from consulting with the money manager of another Accessor Fund or the money manager of the portion of the Fund not managed by the Money Manager, if applicable, concerning transactions entered into by the Money Manager (or its affiliates) in accordance with Rule 17a-10, 17e-1, 12d3-1 and 10f-3 of the 1940 Act. Further, for the purposes of Rule 12d3-1 of the 1940 Act, where the Money Manager is one of multiple money managers managing a Fund, the Money Manager's responsibility to providing investment advice is limited to providing investment advice to the portion of the Fund over which it is appointed by Accessor.

        8. Proxies. Unless the Manager gives written instructions to the contrary, the Money Manager shall vote all proxies solicited by or with respect to the issuers of securities held by the Fund. The Money Manager shall use its best good faith judgment to vote such proxies in a manner which best serves the interests of the Fund's shareholders. The Manager shall provide to the Fund, upon request, a copy of its voting policies and procedures if it is required to adopt such policies and procedures. For the year beginning July 1, 2003 and ending June 30, 2004, and for each year thereafter, the Manager shall create and maintain, and provide to the Fund within 45 days after year-end and in an electronic format, the information required by Item 1 of Form N-PX under the 1940 Act if it casts any votes by proxy on any securities held by the Fund.

        9. Reports to the Money Manager. Accessor Funds and the Manager shall furnish or otherwise make available to the Money Manager such information relating to the business affairs of Accessor Funds, including periodic reports concerning the Fund, as the Money Manager at any time, or from time to time, may reasonably request in order to discharge its obligations hereunder.

        10. Fees for Services. The compensation of the Money Manager for its services under this Agreement shall be calculated and paid by Accessor Funds in accordance with Exhibit A attached hereto and incorporated by this reference herein. The Money Manager acknowledges that any such fee is payable solely out of assets of the Fund's Account.

        11. Other Investment Activities of the Money Manager. Accessor Funds acknowledges that the Money Manager, or one or more of its affiliates, may have investment responsibilities or render investment advice to, or perform other investment advisory services for, other individuals or entities (the "Affiliated Accounts"). Subject to the provisions of paragraph 2 hereof, Accessor Funds agrees that the Money Manager and its affiliates may give advice, exercise investment responsibility and take other action with respect to the Affiliated Accounts which may differ from the advice given or the timing or nature of action taken with respect to the Account, provided that the Money Manager acts in good faith, and provided further that it is the Money Manager's policy to allocate, within its reasonable discretion, investment opportunities to the Account over a period of time on a fair and equitable basis relative to the Affiliated Accounts, taking into account the investment objectives and policies of the Fund and any specific investment restrictions applicable thereto. Accessor Funds acknowledges that one or more of the Affiliated Accounts may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which the Account may have an interest from time to time, whether in transactions which may involve the Account or otherwise. The Money Manager shall have no obligation to acquire for the Account a position in any investment which any Affiliated Account may acquire, and the Fund shall have no first refusal, co-investment or other rights in respect of any such investment, either for the Account or otherwise.

        12. Certificate of Authority. Each of Accessor Funds, the Manager and the Money Manager shall furnish to the others from time to time certified copies of the resolutions of its Board of Directors, Board of Trustees, Managing Partner or executive committee, as the case may be, evidencing the authority of its officers and employees who are authorized to act on behalf of it.

        13. Limitation of Liability. The Money Manager shall not be liable for, and shall be indemnified by Accessor Funds for any action taken, omitted or suffered to be taken by it in its reasonable judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement, or in accordance with (or in the absence of) specific directions or instructions from Accessor Funds or the Manager; provided, however, that such acts or omissions shall not have resulted from the Money Manager's willful misfeasance, bad faith or gross negligence, violation of applicable law, or reckless disregard of its duty or of its obligations hereunder. The rights and obligations that are provided for in this Paragraph 12 shall survive the cancellation, expiration or termination of this Agreement.

        14. Confidentiality. Subject to the right of each money manager and Accessor Funds to comply with applicable law, including any demand or request of any regulatory or taxing authority having jurisdiction over it, the parties hereto shall treat as confidential all information pertaining to the Fund and the actions of each money manager, the Manager and Accessor Funds in respect thereof, other than any such information which is or hereafter becomes ascertainable from public or published information or trade sources. The rights and obligations that are provided for in this Paragraph 13 shall survive the cancellation, expiration or termination of this Agreement.

        15. Use of the Money Manager's Name. Accessor Funds and the Manager agree to furnish the Money Manager at its principal office prior to use thereof copies of all prospectuses, proxy statements, reports to stockholders, sales literature, or other material prepared for distribution to stockholders of Accessor Funds or the public that refer in any way to the Money Manager, and not to use such material if the Money Manager reasonably objects in writing within three business days (or such other time as may be mutually agreed) after receipt thereof. In the event of termination of this Agreement, Accessor Funds and the Manager will continue to furnish to the Money Manager copies of any of the above-mentioned materials that refer in any way to the Money Manager, and will not use such material if the Money Manager reasonably objects in writing within three business days (or such other time as may be mutually agreed) after receipt thereof.

        16. Assignment. No assignment, as that term is defined in Section 2(a)(4) of the 1940 Act, of this Agreement shall be made by the Money Manager, and this Agreement shall terminate automatically in the event that it is assigned. The Money Manager shall notify the Manager and Accessor Funds in writing sufficiently in advance of any proposed change of control, as defined in
Section 2(a)(9) of the 1940 Act, to enable the Manager and Accessor Funds to consider whether an assignment, as that term is defined in Section 2(a)(4) of the 1940 Act, will occur, and to take the steps necessary to enter into a new money manager agreement with the Money Manager.

        17. Representations, Warranties and Agreements of the Investment Company. Accessor Funds represents, warrants and agrees that:

                A. The Money Manager has been duly appointed by the Board to provide investment services to the Account as contemplated hereby.

                B. Accessor Funds will deliver to the Money Manager a true and complete copy of its current prospectus as effective from time to time, such other documents or instruments governing the investments of Fund, and such other information as is necessary for the Money Manager to carry out its obligations under this Agreement.

                C. The organization of Accessor Funds and the conduct of the business of the Fund as contemplated by this Agreement, materially complies, and shall at all times materially comply, with the requirements imposed upon Accessor Funds by applicable law.

        18. Representations, Warranties and Agreements of Manager. Manager represents, warrants and agrees that:

                A. The Manager acts as an "investment adviser," as that term is defined in Section 2(a)(20) of the 1940 Act, pursuant to a Management Agreement with Accessor Funds.


                B. The appointment of the Money Manager by the Manager to provide the investment services as contemplated hereby has been approved by the Board.

                C. The Manager is registered as an "investment adviser" under the Investment Advisers Act of 1940, as amended (the "Advisers Act").

        19. Representations, Warranties and Agreements of Money Manager. The Money Manager represents, warrants and agrees that:

                A. The Money Manager is registered as an "investment adviser" under the Advisers Act; or it is a "bank" as defined in Section 202(a)(2) of the Advisers Act or an "insurance company" as defined in
        Section 202(a)(12) of the Advisers Act and is exempt from registration thereunder.

                B. The Money Manager will maintain, keep current and preserve on behalf of Accessor Funds, the records required to be maintained pursuant to Section 3 of this Agreement and shall timely furnish to the Manager all information relating to the Money Manager's services under this Agreement needed by the Manager to keep the other books and records of the Fund required by the 1940 Act, and the Advisors Act, or any rule or regulation thereunder and Accessor Funds' policies and procedures (as may be amended in writing from time to time) in the manner required by such rule, regulation, policy or procedure. The Money Manager agrees that such records are the property of Accessor Funds and will be surrendered to Accessor Funds promptly upon request.

                C. The Money Manager will adopt or has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act, will provide to Accessor Funds a copy of the code of ethics and evidence of its adoption, and will make such reports to Accessor Funds as required by Rule 17j-1 under the 1940 Act. The Money Manager has policies and procedures sufficient to enable the Money Manager to detect and prevent the misuse of material, nonpublic information by the Money Manager or any person associated with the Money Manager, in compliance with the Insider Trading and Securities Fraud Enforcement Act of 1988.

                D. The Money Manager will notify Accessor Funds of any changes in the membership of its partnership or in the case of a corporation in the ownership of more than five percent of its voting securities, within a reasonable time after such change.

                E. The Money Manager understands that it may receive certain non-public information about clients of Accessor Capital and Accessor Funds under Section 248.14 of Regulation S-P and understands and agrees that it will disclose that information only as permitted by Section
        248.11 of Regulation S-P.

        20. Amendment. This Agreement may be amended at any time, but only by written agreement among the Money Manager, the Manager and the Fund, which amendment, must be approved by the Board in the manner required by the 1940 Act.

        21. Effective Date; Term. This Agreement shall become effective for the Fund on the effective date set forth on page 1 of this Agreement, and shall continue in effect until the termination date set forth on page 1 of this Agreement. Thereafter, the Agreement shall continue in effect for successive annual periods only so long as its continuance has been specifically approved at least annually (a) by a vote of a majority of the Board or (b) by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund for which the Money Manager acts as money manager, and in either case by a majority of the directors who are not parties to the Agreement or interested persons of any parties to the Agreement (other than as directors of Accessor Funds) cast in person at a meeting called for purposes of voting on the Agreement.

        22. Termination. This Agreement may be terminated, without the payment of any penalty, by the Board, the Manager, the Money Manager or by the vote of a majority of the outstanding voting securities (as that term is defined in the 1940 Act) of the Fund for which the Money Manager acts as money manager, upon 60 days' prior written notice to the other parties hereto. Any such termination shall not affect the status, obligations or liabilities of any party hereto to any of the other parties that accrued prior to such termination.

        23. Applicable Law. To the extent that state law shall not have been preempted by the provisions of any laws of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the State of Washington.

         24. Entire Agreement. This Agreement constitutes the entire understanding between the parties relating to the Fund and supercedes all prior understandings, arrangements, representations, proposals or communications between the parties, whether written or oral.

         25. Notices. Any notice, advice, or report to be given pursuant to this Agreement shall be delivered or mailed:

                  To Accessor Capital at:   Accessor Capital Management LP
                                            1420 Fifth Avenue, Suite 3600
                                            Seattle, WA  98101
                                            Attention:  Christine Stansbery

                  To Accessor Funds at:     Accessor Funds, Inc.
                                            1420 Fifth Avenue, Suite 3600
                                            Seattle, WA  98101
                                            Attention:  Christine Stansbery

                  To Money Manager at:      BlackRock Financial Management, Inc.
                                            40 East 52nd Street
                                            New York, NY  10022
                                            Attention:  General Counsel

         26. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

ACCESSOR FUNDS, INC.



BY:
   -----------------
     Ravindra A. Deo
     Vice President
DATE:
     -------------------------------------------


Accepted and agreed to:

BLACKROCK FINANCIAL MANAGEMENT, INC.


By:
   -----------------------------------------
     Name:
     Title:
DATE:
     ----------------------------------------------------------------


ACCESSOR CAPITAL
MANAGEMENT LP
By Accessor Capital Corporation
Its Managing General Partner


BY:
   -----------------
     J. Anthony Whatley, III
     President
DATE:
     -------------------------------------------

EXHIBITS:           A.  Fee Schedule.

                                    EXHIBIT A
                                MONEY MANAGER FEE

         The Fund will pay to the Money Manager as compensation for the Money Manager's services rendered, a fee, computed daily and paid quarterly at the annual rate as set forth below of the aggregate average daily net asset value of the Fund:

         0.25% of the first $100,000,000
         0.20% of the next $100,000,000
         0.15% above $200,000,000

         Such fee shall be paid by the Fund and no fees shall be paid to Accessor Capital Management LP under this agreement. Such fee shall be payable for each quarter within 60 days after the end of each quarter. If the Money Manager shall serve for less than the whole of a quarter, the foregoing compensation shall be prorated.

                             MONEY MANAGER AGREEMENT

                            Effective Date:        January 1, 2005

                            Termination Date:      One Year after Effective Date

                            Fund and Account:  ACCESSOR SMALL TO MID CAP FUND


SSgA Funds Management, Inc.
One Lincoln Street
Boston, MA 02111

        Re:     Accessor Funds, Inc. Money Manager Agreement

Ladies and Gentlemen:

        Accessor Funds, Inc., a Maryland corporation ("Accessor Funds"), is an open-end management investment company of the series type registered as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and subject to the rules and regulations promulgated thereunder. Accessor Funds issues shares in separate diversified portfolios, each with a different investment objective and policies.

        Accessor Capital Management LP, a Washington limited partnership (the "Manager"), acts as the manager and administrator of Accessor Funds pursuant to the terms of a Management Agreement, and is an "investment adviser" as that term is defined in Section 2(a)(20) of the 1940 Act, to Accessor Funds. The Manager is responsible for the day-to-day management and administration of Accessor Funds and for the coordination of investments of each portfolio's assets; however, specific portfolio purchases and sales for each portfolio's investment portfolio, or a portion thereof, are to be made by the portfolio management organizations recommended and selected by the Manager, subject to the approval of the Board of Directors of Accessor Funds (the "Board").

         1. Appointment as a Money Manager. The Manager and Accessor Funds hereby appoint and employ SSgA Funds Management, Inc., a Massachusetts corporation (the "Money Manager"), as a discretionary money manager to Accessor Funds' Small to Mid Cap Fund, on the terms and conditions set forth herein. The Manager determines from time to time that portion of the assets of the Small to Mid Cap Fund that are to be assigned to the Money Manager (the "Account"). The Account and those assets of the Small to Mid Cap Fund managed by the Manager or another money manager as determined by the Manager are referred to as the "Fund".

        2. Acceptance of Appointment; Standard of Performance. The Money Manager accepts the appointment as a discretionary money manager and, subject to the provisions of Section 12 hereof, agrees to use its best professional judgment to make and implement investment decisions for the Fund with respect to the investments of the Account in accordance with the provisions of this Agreement.

        3. Fund Management Services of the Money Manager. The Money Manager is hereby employed and authorized to select portfolio securities for investment by the Fund, to determine to purchase and sell securities for the Account, and upon making any purchase or sale decision, to place orders for the execution of such portfolio transactions in accordance with Accessor Funds' operational procedures as it may be amended in writing by the parties from time to time. In providing portfolio management services to the Account, the Money Manager shall be subject to such investment restrictions as are set forth in the 1940 Act and rules thereunder, the supervision and control of the Board, such specific instructions as the Board may adopt and communicate to the Money Manager, the investment objectives, policies and restrictions of the Fund furnished pursuant to paragraph 4, and instructions from the Manager. The Money Manager shall maintain on behalf of the Fund all accounts, books, records or other documents that are required to be maintained pursuant to the 1940 Act, and the Investment Advisers Act of 1940, as amended (the "Advisers Act"), or any rule or regulation thereunder and Accessor Funds' policies and procedures (as may be amended and communicated to the Money Manager in writing from time to time). At the Fund's or the Manager's reasonable request (as communicated by the Board or the officers of such entities), the Money Manager will consult with the officers of Accessor Funds or the Manager, as the case may be, with respect to any decision made by it with respect to the investments of the Account.

        4. Investment Objectives, Policies and Restrictions. The Fund shall provide the Money Manager with a statement of the investment objectives and policies of Accessor Funds and any specific investment restrictions applicable thereto as established by Accessor Funds, including those set forth in its Prospectus as amended from time to time. Accessor Funds retains the right, on reasonable prior written notice to the Money Manager from Accessor Funds or the Manager, to modify any such objectives, policies or restrictions in any manner at any time. The Money Manager shall have no duty to investigate any instructions received from Accessor Funds, the Manager, or both, and, absent manifest error, such instructions shall be presumed reasonable.

        5. Transaction Procedures. All transactions will be consummated by payment to or delivery by Accessor Funds' custodian (the "Custodian"), or such depositary or agents as may be designated by the Custodian, as custodian for the Fund, of all cash and/or securities due to or from the Account, and the Money Manager shall not have possession or custody thereof or any responsibility or liability with respect thereto. The Money Manager shall advise the Custodian in writing or by electronic transmission or facsimile of all investment orders for the Fund placed by it with broker/dealers at the time and in the manner and as set forth in Accessor Funds' operational procedures, as may be amended and communicated to the Money Manager in writing from time to time. Accessor Funds shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Money Manager. Accessor Funds shall be responsible for all custodial arrangements and the payment of all custodial charges and fees and, upon the Money Manager giving proper instructions to the Custodian, the Money Manager shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian.

        6. Allocation of Brokerage. The Money Manager shall have authority and discretion to select brokers/dealers, including affiliates of the Money Manager, and to establish brokerage accounts with such brokers to execute portfolio transactions initiated by the Money Manager, and for the selection of the markets on/in which the transaction will be executed; provided, however, that any transactions or dealings with an affiliated broker/dealer by the Money Manager shall comply with Rule 17e-1 of the 1940 Act and with the procedures of Accessor Funds and/or the Manager in all respects.

                A. In doing so, the Money Manager's primary objective shall be to select a broker/dealer that can be expected to obtain the best net price and execution for Accessor Funds. However, this responsibility shall not be deemed to obligate the Money Manager to solicit competitive bids for each transaction; and the Money Manager shall have no obligation to seek the lowest available commission cost to Accessor Funds, so long as Money Manager believes in good faith, based upon its knowledge of the capabilities of the firm selected, that the broker or dealer can be expected to obtain the best price on a particular transaction and that the commission cost is reasonable in relation to the total quality and reliability of the brokerage and research services made available by the broker/dealer to the Money Manager viewed in terms of either that particular transaction or of the Money Manager's overall responsibilities with respect to its clients, including Accessor Funds, as to which the Money Manager exercises investment discretion, notwithstanding that Accessor Funds may not be the direct or exclusive beneficiary of any such services or that another broker/dealer may be willing to charge Accessor Funds a lower commission on the particular transaction.

                B. Accessor Funds shall retain the right to request that transactions involving the Account that give rise to brokerage commissions in an annual amount of up to 50% of the Money Manager's executed brokerage commissions, shall be executed by broker/dealers which provide brokerage or research services to Accessor Funds or its Manager, or as to which an ongoing relationship will be of value to Accessor Funds with respect to the Fund, which services and relationship may, but need not, be of direct benefit to the Fund so long as (i) the Money Manager believes in good faith, based upon its knowledge of the capabilities of the firm selected, that the broker/dealer can be expected to obtain the best price on a particular transaction and (ii) Accessor Funds determines that the commission cost is reasonable in relation to the total quality and reliability of the brokerage and research services made available to Accessor Funds, or to the Manager for the benefit of its clients for which it exercises investment discretion, notwithstanding that the Fund may not be the direct or exclusive beneficiary of any such service or that another broker/dealer may be willing to charge Accessor Funds a lower commission on the particular transaction. The Money Manager may reject any request for directed brokerage that is reasonably deemed to be inconsistent with the Money Manager's duty to seek best execution as described above.

                C. Accessor Funds agrees that it will provide the Money Manager with a list of broker/dealers which are "affiliated persons" of Accessor Funds and its other money managers. Upon receipt of such list, the Money Manager agrees that it will not execute any portfolio transactions with a broker/dealer which is an "affiliated person" (as defined in the 1940
        Act) of Accessor Funds or of any money manager for Accessor Funds unless it is in accordance with Rule 17e-1 of the 1940 Act and the procedures of Accessor Funds and/or the Manager.

                D. As used in this paragraph 6, "brokerage and research services" shall be those services described in Section 28(e)(3) of the Securities Exchange Act of 1934, as amended.

                E. On occasions when the Money Manager deems the purchase or sale of a security to be in the best interest of the Account as well as other clients, the Money Manager, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased, provided that in the opinion of the Money Manager, all accounts are treated equitably and fairly and in conformity with the Money Manager's trading aggregation policies and procedures, if any. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transactions, shall be made by the Money Manager in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Account and to such other clients.

        7. Transactions with Affiliated Persons of the Funds. The Money Manager is prohibited from consulting with the money manager of another Accessor Fund or the money manager of the portion of the Fund not managed by the Money Manager, if applicable, concerning transactions entered into by the Money Manager (or its affiliates) in accordance with Rule 17a-10, 17e-1, 12d3-1 and 10f-3 of the 1940 Act. Further, for the purposes of Rule 12d3-1 of the 1940 Act, where the Money Manager is one of multiple money managers managing a Fund, the Money Manager's responsibility to providing investment advice is limited to providing investment advice to the portion of the Fund over which it is appointed by Accessor.

        8. Proxies. Unless the Manager gives written instructions to the contrary, the Money Manager shall vote all proxies solicited by or with respect to the issuers of securities held by the Fund. The Money Manager shall use its best good faith judgment to vote such proxies in a manner which best serves the interests of the Fund's shareholders. The Money Manager has provided to the Fund a copy of its proxy voting policies and procedures. For the year beginning July 1, 2003 and ending June 30, 2004, and for each year thereafter, the Money Manager shall create and maintain, and provide to the Fund within 45 days after year-end and in an electronic format, the information required by Item 1 of Form N-PX under the 1940 Act if it casts any votes by proxy on any securities held by the Fund.

        9. Reports to the Money Manager. Accessor Funds and the Manager shall furnish or otherwise make available to the Money Manager such information relating to the business affairs of the Fund, including periodic reports concerning the Fund, as the Money Manager at any time, or from time to time, may reasonably request in order to discharge its obligations hereunder.

        10. Fees for Services. The compensation of the Money Manager for its services under this Agreement shall be calculated and paid by Accessor Funds in accordance with Exhibit A attached hereto and incorporated by this reference herein. The Money Manager acknowledges that any such fee is payable solely out of assets of the Fund's Account.

        11. Other Investment Activities of the Money Manager. Accessor Funds acknowledges that the Money Manager, or one or more of its affiliates, may have investment responsibilities or render investment advice to, or perform other investment advisory services for, other individuals or entities (the "Affiliated Accounts"). Subject to the provisions of paragraph 2 hereof, Accessor Funds agrees that the Money Manager and its affiliates may give advice, exercise investment responsibility and take other action with respect to the Affiliated Accounts which may differ from the advice given or the timing or nature of action taken with respect to the Account, provided that the Money Manager acts in good faith, and provided further that it is the Money Manager's policy to allocate, within its reasonable discretion, investment opportunities to the Account over a period of time on a fair and equitable basis relative to the Affiliated Accounts, taking into account the investment objectives and policies of the Fund and any specific investment restrictions applicable thereto. Accessor Funds acknowledges that one or more of the Affiliated Accounts may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which the Account may have an interest from time to time, whether in transactions which may involve the Account or otherwise. The Money Manager shall have no obligation to acquire for the Account a position in any investment which any Affiliated Account may acquire, and the Fund shall have no first refusal, co-investment or other rights in respect of any such investment, either for the Account or otherwise.

        12. Certificate of Authority. Each of Accessor Funds, the Manager and the Money Manager shall furnish to the others from time to time certified copies of the resolutions of its Board of Directors, Board of Trustees, Managing Partner or executive committee, as the case may be, evidencing the authority of its officers and employees who are authorized to act on behalf of it.

        13. Limitation of Liability. The Money Manager shall not be liable for, and shall be indemnified by the Fund for any action taken, omitted or suffered to be taken by it in its reasonable judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement, or in accordance with (or in the absence of) specific directions or instructions from Accessor Funds or the Manager; provided, however, that such acts or omissions shall not have resulted from the Money Manager's willful misfeasance, bad faith or gross negligence, violation of applicable law, or reckless disregard of its duty or of its obligations hereunder. The rights and obligations that are provided for in this Paragraph 12 shall survive the cancellation, expiration or termination of this Agreement.

        14. Confidentiality. Subject to the right of the Money Manager and Accessor Funds to comply with applicable law, including any demand or request of any regulatory or taxing authority having jurisdiction over it, the parties hereto shall treat as confidential all information pertaining to the Fund and the actions of the Money Manager, the Manager and Accessor Funds in respect thereof, other than any such information which is or hereafter becomes ascertainable from public or published information or trade sources. The rights and obligations that are provided for in this Paragraph 13 shall survive the cancellation, expiration or termination of this Agreement.

        15. Use of the Money Manager's Name. Accessor Funds and the Manager agree to furnish the Money Manager at its principal office prior to use thereof copies of all prospectuses, proxy statements, reports to stockholders, sales literature, or other material prepared for distribution to stockholders of the Fund or the public that refer in any way to the Money Manager, and not to use such material if the Money Manager reasonably objects in writing within three business days (or such other time as may be mutually agreed) after receipt thereof. In the event of termination of this Agreement, the Fund and the Manager will continue to furnish to the Money Manager copies of any of the above-mentioned materials that refer in any way to the Money Manager, and will not use such material if the Money Manager reasonably objects in writing within three business days (or such other time as may be mutually agreed) after receipt thereof.

        16. Assignment. No assignment, as that term is defined in Section 2(a)(4) of the 1940 Act, of this Agreement shall be made by the Money Manager, and this Agreement shall terminate automatically in the event that it is assigned. The Money Manager shall notify the Manager and Accessor Funds in writing sufficiently in advance of any proposed change of control, as defined in
Section 2(a)(9) of the 1940 Act, to enable the Manager and Accessor Funds to consider whether an assignment, as that term is defined in Section 2(a)(4) of the 1940 Act, will occur, and to take the steps necessary to enter into a new money manager agreement with the Money Manager.

        17. Representations, Warranties and Agreements of the Fund. The Fund represents, warrants and agrees that:

                A. The Money Manager has been duly appointed by the Board to provide investment services to the Account as contemplated hereby.

                B. Accessor Funds will deliver to the Money Manager a true and complete copy of its current prospectus and statement of additional information as effective from time to time, such other documents or instruments governing the investments of Fund, and such other information as is necessary for the Money Manager to carry out its obligations under this Agreement.

                C. The organization of Accessor Funds and the conduct of the business of the Fund as contemplated by this Agreement, materially complies, and shall at all times materially comply, with the requirements imposed upon Accessor Funds by applicable law.

                D. The Fund is either (i) excluded from the definition of the term "pool" under Section 4.5 of the General Regulations under the Commodity Exchange Act ("Rule 4.5"), or (ii) a qualifying entity under Rule 4.5(b) for which a notice of eligibility has been filed.

        18. Representations, Warranties and Agreements of Manager. Manager represents, warrants and agrees that:

                A. The Manager acts as an "investment adviser," as that term is defined in Section 2(a)(20) of the 1940 Act, pursuant to a Management Agreement with the Fund.


                B. The appointment of the Money Manager by the Manager to provide the investment services as contemplated hereby has been approved by the Board.

                C. The Manager is registered as an "investment adviser" under the Investment Advisers Act of 1940, as amended (the "Advisers Act").

                D. The Manager has received and reviewed Money Manager's Form ADV, Part II, more than 48 hours prior to entering into this Agreement.

        19. Representations, Warranties and Agreements of Money Manager. The Money Manager represents, warrants and agrees that:

                A. The Money Manager is registered as an "investment adviser" under the Advisers Act; or it is a "bank" as defined in Section 202(a)(2) of the Advisers Act or an "insurance company" as defined in
        Section 202(a)(12) of the Advisers Act and is exempt from registration thereunder.

                B. The Money Manager will maintain, keep current and preserve on behalf of the Fund, the records required to be maintained pursuant to
        Section 3 of this Agreement and shall timely furnish to the Manager all information relating to the Money Manager's services under this Agreement needed by the Manager to keep the other books and records of the Fund required by the 1940 Act, and the Advisers Act, or any rule or regulation thereunder and Accessor Funds' policies and procedures (as may be amended in writing from time to time), in the manner required by such rule, regulation, policy or procedure. The Money Manager agrees that such records are the property of the Fund and will be surrendered to the Fund promptly upon request, provided that the Money Manager shall be permitted to maintain copies thereof (subject to the confidentiality provisions herein).

                C. The Money Manager will adopt or has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act, will provide to the Fund a copy of the code of ethics and evidence of its adoption, and will make such reports to the Fund as required by Rule 17j-1 under the 1940 Act. The Money Manager has policies and procedures which it reasonably believes are sufficient to enable the Money Manager to detect and prevent the misuse of material, nonpublic information by the Money Manager or any person associated with the Money Manager, in compliance with the Insider Trading and Securities Fraud Enforcement Act of 1988.

D. The Money Manager will notify Accessor Funds of any changes in the general partner(s) of its partnership or in the case of a corporation in the ownership of more than five percent of its voting securities, within a reasonable time after such change.

E. The Money Manager understands that it may receive certain non-public information about clients of the Manager and Accessor Funds under
        Section 248.14 of Regulation S-P and understands and agrees that it will disclose that information only as permitted by Section 248.11 of Regulation S-P.

        20. Amendment. This Agreement may be amended at any time, but only by written agreement among the Money Manager, the Manager and the Fund, which amendment, must be approved by the Board in the manner required by the 1940 Act.

        21. Effective Date; Term. This Agreement shall become effective for the Fund on the effective date set forth on page 1 of this Agreement, and shall continue in effect until the termination date set forth on page 1 of this Agreement. Thereafter, the Agreement shall continue in effect for successive annual periods only so long as its continuance has been specifically approved at least annually (a) by a vote of a majority of the Board or (b) by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund for which the Money Manager acts as money manager, and in either case by a majority of the directors who are not parties to the Agreement or interested persons of any parties to the Agreement (other than as directors of the Fund) cast in person at a meeting called for purposes of voting on the Agreement.

        22. Termination. This Agreement may be terminated, without the payment of any penalty, by the Board, the Manager, the Money Manager or by the vote of a majority of the outstanding voting securities (as that term is defined in the 1940 Act) of the Fund for which the Money Manager acts as money manager, upon 60 days' prior written notice to the other parties hereto. Any such termination shall not affect the status, obligations or liabilities of any party hereto to any of the other parties that accrued prior to such termination.

        23. Applicable Law. To the extent that state law shall not have been preempted by the provisions of any laws of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the State of Washington. Should any part of this Agreement be held invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. Where the effect of a requirement of the 1940 Act or Advisers Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the Commission, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

        24. Notices. Any notice, advice, or report to be given pursuant to this Agreement shall be delivered or mailed:

                To the Manager at:          Accessor Capital Management LP
                                            1420 Fifth Avenue, Suite 3600
                                            Seattle, WA 98101
                                            Attention:  Christine Stansbery

                To Accessor Funds at:       Accessor Funds, Inc.
                                            1420 Fifth Avenue, Suite 3600
                                            Seattle, WA 98101
                                            Attention:  Christine Stansbery

                To the Money Manager at:    SSgA Funds Management, Inc.
                                            State Street Financial Center
                                            One Lincoln Place
                                            Boston, MA 02111

        25. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

1ACCESSOR FUNDS, INC.


BY:
   --------------------------------------------------
     Ravindra A. Deo
     Treasurer
DATE:
     ------------------------------------------------

ACCESSOR CAPITAL MANAGEMENT LP
By Accessor Capital Corporation
Its Managing General Partner


BY:
   --------------------------------------------------
     J. Anthony Whatley III
     President
DATE:
     ------------------------------------------------

Accepted and agreed to:

SSgA Funds Management, Inc.


BY:
   --------------------------------------------------


                    Title
DATE:
     ------------------------------------------------

EXHIBITS:           A.  Fee Schedule.

                                    EXHIBIT A
                                MONEY MANAGER FEE

         The Fund will pay to the Money Manager as compensation for the Money Manager's services rendered, a fee, computed daily and paid quarterly at the annual rate of 0.35% of the aggregate daily net assets of the Fund. Such fee shall be paid by the Fund and no fees shall be paid to Accessor Capital Management LP under this agreement. Such fee shall be payable for each quarter within 60 days after the end of each quarter. If the Money Manager shall serve for less than the whole of a quarter, the foregoing compensation shall be prorated.





















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